                                                    Registration   No. 2-93177
                                                             File No. 811-4108

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
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                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]
Pre-Effective Amendment No.                                               [  ]
Post-Effective Amendment No. 52                                            [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]
      Amendment No. 48

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                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
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              (Exact Name of Registrant as Specified in Charter)

            6803 South Tucson Way, Centennial, Colorado 80112-3924
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             (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (303) 768-3200

                             Robert G. Zack, Esq.
                            OppenheimerFunds, Inc.
Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008
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                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
     [   ] immediately upon filing pursuant to paragraph (b)
     [X]   on April 30, 2007 pursuant to paragraph (b)
     [   ] 60 days after filing pursuant to paragraph (a)(1)
     [   ] on _______________ pursuant to paragraph (a)(1)
     [   ] 75 days after filing pursuant to paragraph (a)(2)
     [   ] on _______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer
Balanced Fund/VA
A series of Oppenheimer Variable
Account Funds                            Oppenheimer Balanced Fund/VA is a
                                         mutual fund that seeks a high total

Prospectus dated April 30, 2007          investment return, which includes
                                         current income and capital
                                         appreciation in the value of its
                                         shares.  The Fund allocates its
                                         investments among common stocks, debt
                                         securities, and "money market"
                                         instruments.
                                               Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are eligible to purchase
                                         Service shares of the Fund.
                                               This prospectus contains
                                         important information about the Fund's
As with all mutual funds, the            objective, its investment policies,
Securities                               strategies and risks.  Please read
and Exchange Commission has not          this prospectus (and your insurance
approved or disapproved the Fund's       product prospectus) carefully before
securities nor has it determined that    you invest and keep them for future
this prospectus is accurate or           reference about your account.
complete.

It is a criminal offense to represent
otherwise.

Contents

            About the Fund
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            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
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            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Fund

The Fund's Investment Objective and Principal Investment Strategies

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What Is the Fund's Investment Objective? The Fund seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
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What Does the Fund Mainly Invest In?  The Fund's investment manager,
OppenheimerFunds, Inc. (the "Manager"), uses a variety of different types of securities and investment strategies to seek the Fund's objective:
o     equity securities, such as common stocks, preferred stocks and securities convertible into common stock, of issuers in the U.S. and foreign countries,
o     debt securities, such as bonds and notes issued by domestic and foreign companies (which can include lower-grade, high-yield securities), securities issued or guaranteed by the U.S. government and its agencies and instrumentalities including mortgage-related securities
        (these are referred to as "U.S. government securities"), and debt obligations of foreign governments, and
o     money market instruments, which are debt obligations that have a maturity of 13 months or less, including short-term U.S. government securities, corporate and bank debt obligations and commercial paper.

      These investments are more fully explained in "About the Fund's
Investments," below.

      |X| How Do the Portfolio Managers Decide What Securities to Buy or
Sell? In selecting securities for the Fund, the Fund's portfolio managers use different investment styles to carry out an asset allocation strategy that seeks broad diversification across asset classes. They normally maintain a balanced mix of equity securities and debt securities (including money market instruments), although the Fund is not required to weight the portfolio holdings in a fixed proportion.  Therefore, the portfolio's mix of equity securities, debt securities and money market instruments will change over time.

      The debt securities in the portfolio normally include a mix of U.S.
government securities, agency debentures, mortgage-backed securities, corporate debt, and asset-backed securities to achieve a balance between total return and current income. The relative amounts of those types of debt securities in the portfolio will change over time, because those sectors of the bond markets generally react differently to changing economic environments.

      The portfolio managers employ both "growth" and "value" styles in selecting equity securities.  They use fundamental analysis of a company's financial statements and management structure, analysis of the company's operations and product development, as well as the industry of which the issuer is part. Value investing seeks issuers that are temporarily out of favor or undervalued in the market by various measures, such as the stock's price/earnings ratio. Growth investing seeks issuers that the Manager believes have possibilities for increases in their stock prices because of strong earnings growth compared to the market, the development of new products or services or other favorable economic factors.

Who Is the Fund Designed For?  The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high total return from their investment over the long term, from a fund employing a variety of investments and investment styles in a diversified portfolio. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund with significant investments in stocks and foreign securities. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income, and the Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors, described below.
There is also the risk that the value of your investment could be eroded over time by the effects of inflation and that poor security selection by the
Manager will cause the Fund to underperform other funds having similar objectives.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund may change daily based on changes in market prices of securities and market conditions and in response to other economic events.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times can be great. The value of the Fund's portfolio therefore will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.  A variety of factors can affect the price of a particular stock, and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events. Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund can invest in securities of large companies and also small and medium-size companies, which may have more volatile stock prices than large companies.

      |X| Risks of Foreign Investing.  The Fund can buy securities issued by companies or governments in any country, including developed and emerging or underdeveloped countries.  Although there are no limits on the amounts it can invest in foreign securities, normally the Fund does not expect to invest more than 35% of its total assets in foreign securities.

      While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns.
The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the
Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to.  The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S.
or abroad, or other political and economic factors.  These risks could cause the prices of foreign securities to fall and therefore could depress the
Fund's share prices.

      Additionally, if the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the
Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

      |_| Special Risks of Emerging Markets. Securities of issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis.

      Emerging markets might have less developed trading markets and exchanges. Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than securities of issuers in the U.S. and other developed countries and may be very speculative.

      |X| Credit Risk. Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default.

      |_| Special Risks of Lower-Grade Securities.  Because the Fund can
invest in securities below investment-grade to seek high income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities (commonly called "junk bonds") may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund's share price and the income it earns.

      To the extent that a fund invests significantly in high yield bonds or small-cap equity securities, because those types of securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity.
Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

      |X| Interest Rate Risks.  The values of debt securities, including U.S.
government securities prior to maturity, are subject to change when prevailing interest rates change.  When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall and they may sell at a discount from their face amount.  The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.  The Fund's share price can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

      |X| Prepayment Risk.  Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually when interest rates fall) and the issuer of a security can prepay the principal prior to the security's maturity. Mortgage-related securities that are subject to prepayment risk, including the CMOs and other mortgage-related securities that the Fund buys, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss than other debt securities when interest rates rise.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. The Fund might have to reinvest the proceeds of prepaid securities in new securities offering lower yields.  Additionally, the Fund can buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Fund to lose the portion of its principal investment represented by the premium the Fund paid.

      If interest rates rise rapidly, prepayments might occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund's shares to fluctuate more.

      |X| There Are Special Risks in Using Derivative Investments. The Fund
can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, CMOs, credit derivatives and structured notes are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share price could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share price.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share.  Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund.  When you redeem your shares, they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its investment objective.

      In the short term, domestic and foreign stock markets can be volatile, and the price of the Fund's shares will go up and down in response to those changes. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but debt securities are subject to credit and interest rate risks. The Fund may be less volatile than funds that focus only on stock investments, but has more risks than funds that focus solely on investment grade bonds.

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An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance for
Non-Service shares from year to year for the last 10 calendar years and by showing how the average annual total returns compared to those of broad-based market indices.  Because the Fund's Service shares are subject to a service fee, their performance is expected to be lower for any given period. The
Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 12.53% (2nd Qtr `03) and the lowest return (not annualized) for a calendar quarter was -10.96% (3rd Qtr `01).

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                                                         5 Years      10 Years

Average Annual Total Returns for the                   (or life of  (or life of
periods ended December 31, 2006              1 Year      Class if     Class if
                                                          less)        less)

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Oppenheimer Balanced Fund/VA Non-Service

Shares                                       11.15%       7.32%        8.03%
(inception date: 2/9/87)

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Oppenheimer Balanced Fund/VA Service
Shares                                       10.86%       7.88%         N/A
(inception date: 5/1/02)

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S&P 500 Index                                15.78%       6.18%        8.42%
                                                         8.02%(1)

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Lehman Bros. Aggregate Bond Index            4.33%        5.06%        6.24%
                                                         4.98%(1)

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1. From 4/30/02.

The Fund's average  annual total returns in the table measure the  performance of a hypothetical  account without  deducting  charges imposed by the separate accounts  that  invest in the Fund and assume that all  dividends  and capital gains  distributions  have been  reinvested in additional  shares.  The Fund's performance  is  compared  to the  Standard & Poor's 500 Index,  an  unmanaged index of U.S.  equity  securities  that is a measure of the  general  domestic stock market.  The Fund also compares its  performance to the Lehman  Brothers
Aggregate Bond Index,  an unmanaged  index of U.S.  corporate,  government and mortgage-backed  securities that is a measure of the domestic bond market. The performance  includes  reinvestment of income but does not reflect transaction costs,  fees or  expenses.  The  Fund's  investments  vary  from  those in the indices.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The  following  tables  are  provided  to help  you  understand  the  fees and expenses  you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for  management  of its assets,  administration, distribution of its shares and other  services.  Those expenses are subtracted from the Fund's  assets to  calculate  the Fund's net asset  values per share.
All shareholders  therefore pay those expenses  indirectly.  The numbers below are based on the Fund's  expenses  during its fiscal year ended  December  31,
2006.

Shareholder Fees.  The Fund does not charge an initial sales charge to buy shares or to reinvest dividends.  There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.  Those charges and fees are not reflected in either of the tables below.

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Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

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                                    Non-Service Shares       Service Shares
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Management Fees                           0.72%                   0.72%
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Distribution     and     Service           None                   0.25%
(12b-1) Fees
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Other Expenses                            0.03%                   0.04%

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Total Annual Operating Expenses           0.75%                   1.01%

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Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees,  and  accounting and legal expenses the Fund pays. The
Fund's   transfer  agent  has   voluntarily   agreed  to  limit  transfer  and
shareholder  servicing  agent fees to 0.35% per fiscal year, for both classes.
That  undertaking  may be amended  or  withdrawn  at any time.  For the Fund's fiscal year ended  December 31, 2006,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example  assumes  that you invest  $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions.  The example also assumes that your  investment  has a 5% return each year and that the Fund's  operating  expenses remain the same.  Separate account or contract expenses are not included and if they were  included,  overall  expenses would be higher.  Your actual costs may be higher or lower,  because  expenses  will vary over time. Based on these  assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

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                              1 Year      3 Years     5 Years     10 Years
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Non-Service Shares             $77         $241        $418         $934

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Service Shares                 $104        $323        $561        $1,242

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About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. At times the Fund may focus more on investing for capital appreciation with less emphasis on income. At other times, for example when stock markets are less stable, the Fund may increase the relative emphasis of its portfolio in income-seeking investments, such as bonds and money market instruments.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its total assets in any one industry.

      In seeking broad diversification of the Fund's portfolio over asset classes, issuers and economies, the portfolio managers consider overall and relative economic conditions in U.S. and foreign markets. They seek broad diversification by investing in different countries to help moderate the special risks of investing in foreign securities and lower-grade, high-yield debt securities. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional
Information contains more detailed information about the Fund's investment policies and risks.

      |X| Stock and Other Equity Investments. The Fund can invest in equity securities of issuers that may be of small, medium or large size, to seek capital growth. Equity securities include common stocks, preferred stocks and securities convertible into common stock. Although some convertible securities are a type of debt security, the Manager considers some of those convertible securities to be "equity equivalents" because of the conversion feature.  In that case, their rating has less impact on the investment decision than in the case of other debt securities. The Fund invests in securities issued by domestic or foreign companies that the Manager believes have appreciation potential or that are undervalued.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities, and stocks of companies with smaller capitalization have greater risk of volatility than stocks of larger companies. The Fund limits its investments in securities of small, unseasoned issuers to not more than 5% of its net assets.

      |X| Debt Securities. The Fund can also invest in debt securities, such as U.S. government securities, foreign government securities, and foreign and domestic corporate bonds, notes and debentures, for their income possibilities.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned a rating by the Manager. The Fund's investments may be investment grade or below investment grade in credit quality. The Manager does not rely solely on ratings by rating organizations in selecting debt securities, but evaluates business and economic factors affecting an issuer as well.

      The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies and can include "Brady Bonds."  Those are U.S.
dollar-denominated debt securities collateralized by zero-coupon U.S.
Treasury securities.  They are typically issued by governments of emerging market countries and are considered speculative securities with higher risks of default.  The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

      |X| U.S. Government Securities.  The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as
"instrumentalities."  These are referred to as "U.S. government securities"
in this prospectus.  They can include collateralized mortgage obligations
(CMOs) and other mortgage-related securities.  Mortgage-related securities are subject to additional risks of unanticipated changes in the rate of payment of the underlying mortgages, which can affect the income stream to the Fund from those securities as well as their values.

      |_| U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to 10 years), and Treasury bonds (having maturities of more than 10 years when issued).  Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayment of principal.  The Fund can buy U.S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury
Inflation-Protection Securities ("TIPS").  Although not rated, Treasury obligations have little credit risk but prior to their maturity are subject to interest rate risk.

      |_| Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities.  These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
government. Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes").  Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie
Maes").  Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie
Macs").  These have relatively little credit risk.

      |_| Mortgage-Related U.S. Government Securities. The Fund can buy
interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through"
mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S.
government agency.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the
Fund's yield.

      When interest rates rise rapidly and if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share price.

      |X| Private-Issuer Mortgage-Backed Securities. The Fund can invest in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these would include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs, discussed above), although in some cases they may be supported by insurance or guarantees.

      |X| High-Yield, Lower-Grade Debt Securities. The Fund can invest without limit in lower-grade, high-yield debt securities, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes and, asset-backed securities, among others, to seek current income.
These securities are sometimes called "junk bonds." The Fund has no requirements as to the maturity of the debt securities it can buy, or as to the market capitalization range of the issuers of those securities.

      Lower-grade debt securities are those rated below "Baa" by Moody's
Investors Service, Inc. or lower than "BBB" by Standard & Poor's Rating
Service or that have similar ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D"
or which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade,"
they have some speculative characteristics.

      While investment-grade securities are subject to risks of non-payment of interest and principal, in general high-yield, lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities.  There may be less of a market for them and therefore they may
be harder to sell at an acceptable price.  The special risks these securities are subject to mean that the Fund may not achieve the expected income from them and that the Fund's net asset value per share may be affected by declines in value of these securities.

      |X| Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by loans or other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

      |X| Money Market Instruments.  The Fund can invest in money market instruments, which are debt obligations having a remaining maturity of 13 months or less.  They include short-term certificates of deposit, bankers'
acceptances, commercial paper (including variable amount master demand notes), U.S. government obligations, and other debt instruments (including bonds) issued by corporations.  These securities may have variable or floating interest rates.  The Fund's investments in commercial paper in general will be limited to paper in the top two rating categories of Standard
& Poor's, Moody's or other national rating organizations.

      |X| Derivative Investments. The Fund can invest in a number of
different kinds of "derivative" investments.  In the broadest sense, exchange-traded options, futures contracts, mortgage-related securities and other hedging instruments the Fund can use may be considered "derivative investments."  In addition to using hedging instruments, the Fund may use other derivative investments because they offer the potential for increased income and principal value.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager.  Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of derivatives.  As a result of these risks the Fund could realize less principal or income from the investment than expected.  Certain derivative investments held by the
Fund may be illiquid.

      |X| Credit Derivatives. The Fund may enter into credit default swaps, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default.
The Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event (for example, the security fails to timely pay interest or principal), the Fund either delivers the defaulted bond (if the Fund has taken the short position in the credit default swap, also known as "buying credit protection") or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note, also known as "selling credit protection"). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events, and adverse pricing when purchasing bonds to satisfy its delivery obligation where the Fund took a short position in the swap and there has been a credit event.

      |X| Foreign Investing.  The Fund typically invests a portion of its assets in foreign debt securities. The Fund can buy debt securities issued by foreign governments or companies.  The Fund can buy securities of governments and companies in under-developed and developed markets.  However, the Fund may not invest more than 10% of its net assets in the securities of governments and companies in emerging markets.  Debt securities issued or guaranteed by a foreign government or its agencies might not be backed by the
"full faith and credit" of the government.

      The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies.  However, the Fund may not invest more than 20% of its net assets in foreign debt securities.  The Fund will buy and sell foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of
Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

      |X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the
Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation.

      |X| Bank Loan Participation Agreements. The Fund can invest in bank loan participation agreements. They provide the Fund an undivided interest in a loan made by the issuing bank in the proportion the Fund's interest bears to the total principal amount of the loan.  In evaluating the risk of these investments, the Manager looks to the creditworthiness of the borrower that is obligated to make principal and interest payments on the loan.  Not more than 5% of the Fund's net assets can be invested in participation interests of any one borrower.

      |X| Repurchase Agreements.  The Fund can enter into repurchase
agreements.  In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
Repurchase agreements must be fully collateralized.  However, if the vendor fails to pay the resale price on the delivery date, the Fund could incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so.  There is no limit on the amount of the
Fund's net assets that may be subject to repurchase agreements of seven days or less.

      |X| Zero-Coupon and "Stripped" Securities. Some of the U.S. government and private company debt securities the Fund buys are zero-coupon bonds that pay no interest.  They are issued at a substantial discount from their face value.  "Stripped" securities are the separate income or principal components of a debt security.  Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities.  The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities but is not required to sell them due to declines in the Fund's share price. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments whose payments of principal or interest are linked to the value of an index (such as a currency or securities index) or commodity, including financial commodities. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

      |X| Hedging. The Fund can buy and sell certain futures contracts, put and call options, including options on futures and broadly-based securities indices, and forward contracts. These investments are referred to as "hedging instruments." The Fund has limits on its use of hedging instruments and is not required to use hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes.

      The Fund can buy and sell options,  futures and forward  contracts for a number  of  purposes.  It might do so to try to  manage  its  exposure  to the possibility  that the prices of its portfolio  securities  may decline,  or to establish a position in the  securities  market as a temporary  substitute for purchasing  individual  securities.  Forward  contracts  can be used to try to manage foreign currency risks on the Fund's foreign investments.

      There are special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If an investment that is subject to a covered call written by the
Fund increases in value above the call price, the Fund may be required to sell the investment at the call price and may not be able to realize any gain above that price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Short-Term Debt Securities. The Fund can buy high-quality,
short-term money market instruments, including obligations of the U.S.
Government and its agencies, short-term corporate debt obligations, bank certificates of deposit and bankers' acceptances, and commercial paper, which are short-term, negotiable promissory notes of companies.

      |X| Investments in Oppenheimer Institutional Money Market Fund. The
Fund can invest its free cash balances in the Class E shares of Oppenheimer
Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money
Market Fund's Class E expenses, including its advisory fee. However, the
Manager will waive a portion of the Fund's advisory fee to the extent of the
Fund's share of the advisory fee it receives from the Oppenheimer
Institutional Money Market Fund.

      |X| Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan
Chase") for that purpose. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

      |X| Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its total assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally they would be highly-rated commercial paper and money market instruments, U.S.
government securities and repurchase agreements.  The Fund might also hold these types of securities pending the investment of proceeds from the sale of
Fund shares or portfolio securities or to meet anticipated redemptions of
Fund shares.  To the extent the Fund invests defensively in these securities, it may not achieve its investment objective.

      |X| Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance).
For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The
Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

PORTFOLIO HOLDINGS.  The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the
Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange
Commission no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the
Securities and Exchange Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $245 billion in assets as of March 31, 2007, including other Oppenheimer funds with more than
6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

      |X| Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next
$200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year ended December 31, 2006, was 0.72% of the Fund's average annual net assets for each class of shares.

     A discussion  regarding the basis for the Board of Trustees'  approval of the Fund's  investment  advisory  contract is available  in the Fund's  Annual
Report to shareholders for the year ended December 31, 2006.

|X| Portfolio Managers.  The equity component of the Fund's portfolio is managed by Emmanuel Ferreira, and the fixed income component of the Fund's portfolio is managed by Angelo Manioudakis, together with a team of investment professionals including Benjamin J. Gord, Geoffrey Caan, Thomas
Swaney and Antulio N. Bomfim.

Mr. Ferreira is the portfolio manager of the equity component of the Fund's portfolio. He has been a Vice President and portfolio manager of the Fund, and Vice President of the Manager since January 2003. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. He was formerly Portfolio Manager at Lashire Investments from July 1999 through
December 2002. Mr. Ferreira is primarily responsible for the day-to-day management of the equity component of the Fund's portfolio.

The Fund's fixed-income component is managed by a portfolio management team comprised of Angelo Manioudakis, Benjamin Gord, Geoffrey Caan, Thomas Swaney
and Antulio N. Bomfim. This portfolio management team is primarily responsible for the day-to-day management of the fixed-income component of the Fund's portfolio.

Mr. Manioudakis has been a Vice President and portfolio manager of the Fund since January 2003, and a Senior Vice President of the Manager and of
HarbourView Asset Management Corporation since April 2002. He has been a
Senior Vice President of OFI Institutional Asset Management, Inc. since June
2002 and Vice President of Oppenheimer Real Asset Management, Inc. since
November 2006.  He is also a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Mr. Manioudakis was Executive
Director and portfolio manager for Miller, Anderson & Sherrerd, a division of
Morgan Stanley Investment Management from August 1993 through April 2002.

Mr. Gord has been a Vice President and portfolio manager of the Fund since
February 2006 and a Vice President of the Manager since April 2002.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.

 Mr. Gord was an Executive Director and a senior fixed income analyst at
Miller, Anderson & Sherrerd from April 1992 through March 2002.

Mr. Caan has been a Vice President and portfolio manager of the Fund since
February 2006 and a Vice President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.
Mr. Caan was a Vice President of ABN AMRO N.A., Inc. from June 2002 through
August 2003, and a Vice President of Zurich Scudder Investments from January
1999 through June 2002.

Mr. Swaney has been a Vice President and portfolio manager of the Fund and a
Vice President of the Manager since April 2006.  He is also a portfolio manager of other portfolios in the OppenheimerFunds complex.  Mr. Swaney was a senior analyst of the Manager's High Grade Investment Team from June 2002 to March 2006.  Prior to joining the Manager in June 2002, Mr. Swaney was a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of
Morgan Stanley Investment Management, from May 1998 through May 2002.

Mr. Bomfim has been a Vice  President and portfolio  manager of the Fund since
February  2006 and a Vice  President of the Manager  since October 2003. He is
also  a  portfolio  manager  of  other  portfolios  in  the   OppenheimerFunds
complex.  Mr.  Bomfim was a Senior  Economist at the Board of Governors of the
Federal Reserve System from June 1992 to October 2003.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

|X|   Possible Conflicts of Interest. The investment activities of the
Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another such fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. For example, the
Fund may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

      Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the Fund. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the
Fund invests in. For example, the Fund may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

      The Manager and its affiliates are not obligated to make available to the Fund's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the
Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

      The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Fund's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, may increase the Fund's transaction and administrative costs and/or may affect the Fund's performance. For example, if large dollar amounts were involved in redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet such redemption requests, and the Fund's transaction or administrative expenses might be increased. The extent to which the Fund might be affected by such trading activity would depend on various factors, such as the current asset size of the Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

o     The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be
"excessive," such as making a "transfer" out of the Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the
Fund and to execute Fund instructions to restrict trading in Fund shares.

      A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects.
You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's transfer agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The
Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

      The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

      The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the
Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

      There is no guarantee that the policies and procedures described above will be effective to enable the Fund's Transfer Agent to identify and deter excessive short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

------------------------------------------------------------------------------

Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.The
Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.
Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of
"time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund currently offers only two classes of shares. The classes of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The classes of shares that are not subject to a Plan has no class "name"
designation, but is referred to herein as "Non-Service" shares. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional  Information  contains more information about revenue sharing and service  payments made by the Manager or the  Distributor.
Your dealer may charge you fees or commissions in addition to those  disclosed in this prospectus.  You should ask your dealer or financial  intermediary for details  about  any  such  payments  it  receives  from  the  Manager  or  the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day at the office of its Transfer Agent in
Colorado. The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                 2006            2005           2004           2003          2002
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   17.07       $   17.35     $    15.92     $    13.16     $   15.40
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .40 1           .33 1          .26 1          .27           .50
Net realized and unrealized gain (loss)                     1.38             .31           1.33           2.90         (2.02)
                                                       ------------------------------------------------------------------------
Total from investment operations                            1.78             .64           1.59           3.17         (1.52)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.36)           (.30)          (.16)          (.41)         (.51)
Distributions from net realized gain                        (.80)           (.62)            --             --          (.21)
                                                       ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (1.16)           (.92)          (.16)          (.41)         (.72)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   17.69       $   17.07     $    17.35     $    15.92     $   13.16
                                                       ========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         11.15%           3.89%         10.10%         24.96%       (10.40)%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 435,639       $ 503,753     $  547,290     $  533,710     $ 458,848
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 456,513       $ 522,754     $  528,655     $  475,389     $ 517,516
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       2.42%           1.98%          1.59%          1.82%         3.31%
Total expenses                                              0.75% 4,5       0.74% 6        0.74% 6        0.76% 6       0.74% 6
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       76% 7           67% 7          68% 7         248%           42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.75%

5. Voluntary waiver of affiliated funds management fees less than 0.01%.

6. Reduction to custodian expenses less than 0.01%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS   SALE TRANSACTIONS
   ----------------------------------------------------------------------------
   Year Ended December 31, 2006              $  612,825,833      $  666,549,894
   Year Ended December 31, 2005               1,224,652,741       1,250,455,539
   Year Ended December 31, 2004               1,460,076,994       1,473,590,963

SERVICE SHARES  YEAR ENDED DECEMBER 31,                     2006            2005           2004           2003          2002 1
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   16.97       $   17.26     $    15.87     $    13.14     $   14.51
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .36 2           .29 2          .23 2          .39           .13
Net realized and unrealized gain (loss)                     1.37             .31           1.31           2.74         (1.50)
                                                       ------------------------------------------------------------------------
Total from investment operations                            1.73             .60           1.54           3.13         (1.37)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.33)           (.27)          (.15)          (.40)           --
Distributions from net realized gain                        (.80)           (.62)            --             --            --
                                                       ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (1.13)           (.89)          (.15)          (.40)           --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   17.57       $   16.97     $    17.26     $    15.87     $   13.14
                                                       ========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         10.86%           3.67%          9.79%         24.69%        (9.44)%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 111,363       $  88,156     $   59,650     $   25,302     $   2,306
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 100,010       $  72,977     $   39,851     $    9,908     $   1,037
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       2.17%           1.74%          1.41%          1.37%         3.30%
Total expenses                                              1.01% 5,6       1.00% 7        1.02% 7        1.01% 7       0.99% 7
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       76% 8           67% 8          68% 8         248%           42%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       1.01%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

7. Reduction to custodian expenses less than 0.01%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS   SALE TRANSACTIONS
   ----------------------------------------------------------------------------
   Year Ended December 31, 2006              $  612,825,833      $  666,549,894
   Year Ended December 31, 2005               1,224,652,741       1,250,455,539
   Year Ended December 31, 2004               1,460,076,994       1,473,590,963

------------------------------------------------------------------------------
INFORMATION AND SERVICES
-
For More Information on Oppenheimer Balanced Fund/VA
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The following additional information about the Fund is available without charge upon request:
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports

Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
How to Get More Information
------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
------------------------------------------------------------------------------
Denver, Colorado 80217-5270
------------------------------------------------------------------------------

On the Internet:
You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange
Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington,
D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108

PR0670.001.0407                           [logo]              OppenheimerFunds
Distributor, Inc.
Printed on recycled paper

                          Appendix to Prospectus of
                         Oppenheimer Balanced Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer Balanced
Fund/VA (the "Fund") under the heading "Annual Total Return (as of December
31 each year)":

      A bar chart will be included in the prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses.  Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year
Ended       Annual Total Returns

12/31/97          17.22%
12/31/98          6.66%
12/31/99          11.80%
12/31/00          6.44%
12/31/01          2.22%
12/31/02          -10.40%
12/31/03          24.96%
12/31/04          10.10%
12/31/05          3.89%
12/31/06          11.15%

Oppenheimer
Capital Appreciation Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2007

                                         Oppenheimer Capital Appreciation
                                         Fund/VA is a mutual fund that seeks
                                         capital appreciation by investing in
                                         securities of well-known, established
                                         companies.

                                               Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are eligible to purchase
                                         Service shares of the Fund.
                                               This prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future
As with all mutual funds, the            reference about your account.
Securities and Exchange Commission has
not approved or disapproved the Fund's
securities nor has it determined that
this prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.

                                                                          1234

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective? The Fund seeks capital appreciation by investing in securities of well-known, established companies.

What Does the Fund Mainly Invest In? The Fund invests mainly in common stocks of "growth companies." These may be newer companies or established companies of any capitalization range that the portfolio managers believe may appreciate in value over the long term. The Fund currently focuses mainly on large-cap and mid-cap domestic companies, but can buy foreign stocks as well.

How Do the Portfolio Managers Decide What Securities to Buy or Sell? The
Fund's portfolio managers look primarily for growth companies that they believe have reasonably priced stock in relation to overall stock market valuations. The portfolio managers focus on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio managers look for:
o     companies in businesses with above-average growth potential,
o     companies with growth rates that the portfolio managers believe are sustainable over time,
o     stocks with reasonable valuations relative to their growth potential.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital appreciation in their investment over the long term, from investments in common stocks of well-known companies. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Fund's income level will fluctuate and will likely be small, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have some degree of risk. The Fund's investments are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), will cause the Fund to underperform other funds having a similar objective.

      Changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market conditions, market prices of securities and in response to other economic events.

|X|   Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently invests primarily in common stocks of U. S. companies, the value of the
Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time.
Different stock markets may behave differently from each other. Securities in the Fund's portfolio may not increase as much as the market as a whole.
Growth stocks may at times be favored by the market and at other times may be out of favor. Some securities may be inactively traded, and therefore, may not be readily bought or sold. Although some growth stocks may appreciate quickly, investors should not expect the Fund's investments to act in this manner. The Fund is designed for long-term capital appreciation.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests mainly in securities of larger capitalization companies, but can also invest in smaller capitalization companies, which may have more volatile stock prices than larger companies.

|X|   Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating 25% or more of its total assets in investments in any one industry or group of industries.

|X|   Risks of Growth Stocks. Stocks of growth companies may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. If the company's earnings growth fails to increase as expected, the stock price of a growth company may decline sharply.

|X|   Risks of Foreign Investing. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other economic or political factors.

      Additionally, if the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the
Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board of Trustees believe to be their fair value may help deter those activities.

How Risky is the Fund Overall? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, stock markets can be volatile, and the prices of the
Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to a great extent to help cushion the Fund's share prices from stock market volatility, except for defensive purposes.
Because it focuses on larger companies, the Fund generally may be less volatile than funds focusing on investments in small-cap stocks, but the Fund may have greater risk of volatility than funds that invest in both stocks and fixed income securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table  below show one measure of the risks of  investing  in the Fund, by showing changes in the Fund's  performance for Non-Service shares from  year to year for the last ten  calendar  years  and by  showing  how the average  annual  total  returns of the Fund's  shares  compared  to those of a broad-based  market index.  Because the Fund's Service shares are subject to a service fee,  their  performance is expected to be lower for any given period.
The Fund's past  investment  performance  is not  necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 28.49% (4thQtr `99) and the lowest return (not annualized) for a calendar quarter was -20.45% (3rdQtr `01).

-------------------------------------------------------------------------------------
Average Annual Total Returns

-----------------------------------                 5 Years            10 Years
for the periods ended  December 31,               (or life of        (or life of
2006                                  1 Year    class, if less)    class, if less)

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation      7.95%          3.05%              8.47%
Fund/VA
Non-Service Shares (inception

April 3, 1985)
-------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation
Fund/VA
Service      Shares      (inception
September 18, 2001)                   7.68%          2.78%              5.47%

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

S&P 500 Index                         15.78%         6.18%             8.42%(1)
                                                                       7.95%(2)

                                    -------------------------------------------------

(1)   Since December 31, 1996.
(2)   Since September 30, 2001.

The Fund's average annual total returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund's investments vary from those in the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2006.

Shareholder  Fees.  The Fund does not  charge an initial  sales  charge to buy shares or to  reinvest  dividends.  There are no exchange  fees or  redemption
fees  and  no  contingent   deferred  sales  charges.   Please  refer  to  the
accompanying   prospectus   of  the   participating   insurance   company  for
information on initial or contingent deferred sales charges,  exchange fees or redemption fees for that variable life insurance  policy,  variable annuity or other investment  product.  Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                           0.64%                   0.64%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and Service                   None                   0.25%
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.03%                   0.03%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.67%                   0.92%

--------------------------------------------------------------------------------

Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees,  and  accounting and legal expenses the Fund pays. The
Fund's   transfer  agent  has   voluntarily   agreed  to  limit  transfer  and
shareholder  servicing  agent fees to 0.35% per fiscal year, for both classes.
That  undertaking  may be amended  or  withdrawn  at any time.  For the Fund's fiscal year ended  December 31, 2006,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $69         $215        $374         $837

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $94         $295        $512        $1,136

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described in this prospectus. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased and by attempting to limit valuation risk by being price sensitive. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its total assets in any one industry or group of industries.

      However, changes in the overall market prices of securities can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

|X|   Stock Investments. The Manager looks for stocks of companies that have growth potential. Growth companies may be developing new products or services or may be expanding into new markets for their products. They may be newer companies or more established companies entering a growth cycle. The Fund's investments are not limited to issuers in a specific capitalization range, such as large-cap or small-cap companies, and the Fund can invest in issuers in all capitalization ranges. Market capitalization refers to the market value of all of a company's issued and outstanding stock. Currently, the
Fund's stock investments are focused on large-cap and mid-cap issuers, but that emphasis can change over time. Because the stocks of companies that have smaller market capitalizations tend to be more volatile, to the extent that the Fund holds stocks of issuers with smaller capitalizations, its share prices may fluctuate more and the risks of loss are greater.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities.

      Less established growth companies tend to retain a large part of their earnings for research, development or investment in capital assets.
Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for a protracted period. They are selected for the Fund's portfolio because the Manager believes the price of the stock will increase over time.

|X|   Cyclical Opportunities. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

|X|   Foreign Securities. The Fund can buy foreign equity and debt securities. It would buy debt securities primarily for liquidity or defensive purposes, including debt securities issued by foreign companies or by foreign governments and their agencies. The Fund currently does not expect to have more than 35% of its total assets invested in foreign securities, although it has the ability to invest in them without limit.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

|X|   Other Equity Securities. While the Fund emphasizes investments in common stocks, it can also buy preferred stocks and securities convertible into common stock. The Manager considers convertible securities to be "equity equivalents" because of the conversion feature and in those cases their rating has less impact on the Manager's investment decision than in the case of other debt securities. Nevertheless, convertible debt securities are subject to both "credit risk" (the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that prices of the securities will be affected inversely by changes in prevailing interest rates). If the Fund buys convertible securities (or other debt securities), it will focus primarily on investment-grade securities which pose less credit risk than lower-grade debt securities.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities but is not required to sell them due to declines in the Fund's share price. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the Fund might use certain derivative investments because they offer the potential for increased value. The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks, the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

|X|   Hedging. The Fund can buy and sell certain futures contracts, put and call options, including options on futures and broadly-based securities indices, swaps, forward contracts and other derivative securities. These investments are referred to as "hedging instruments." The Fund does not currently use hedging extensively and is not required to use hedging instruments to seek its objective. The does not use hedging instruments for speculative purposes.

            The Fund can buy and sell options, swaps, futures and forward contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options can be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      There are special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If an investment that is subject to a covered call written by the
Fund increases in value above the call price, the Fund may be required to sell the investment at the call price and may not be able to realize any gain above that price. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Investments in Oppenheimer Institutional Money Market Fund. The Fund
can invest its free cash balances in the Class E shares of Oppenheimer
Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money
Market Fund's Class E expenses, including its advisory fee. However, the
Manager will waive a portion of the Fund's advisory fee to the extent of the
Fund's share of the advisory fee it receives from the Oppenheimer
Institutional Money Market Fund.

|X|   Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies. For cash management purposes, the
Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities.
These would ordinarily be U. S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

|X|   Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan
Chase") for that purpose. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

|X|   Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of
100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters.
These required filings are publicly available at the Securities and Exchange
Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $245 billion in assets as of March 31, 2007, including other Oppenheimer funds with more than
6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

|X|   Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, and 0.60% of average annual net assets over
$800 million. The Fund's management fee for its fiscal year ended
December 31, 2006, was 0.64% of the Fund's average annual net assets for each class of shares.

      A discussion  regarding the basis for the Board of Trustees' approval of the Fund's  investment  advisory  contract is available  in the Fund's  Annual
Report to shareholders for the year ended December 31, 2006.

|X|   Portfolio Manager. The Fund's portfolio is co-managed by William L.
Wilby and Marc L. Baylin who are primarily responsible for the day-to-day management of the Fund's investments.

      William L. Wilby, CFA, is a Vice President of the Fund and has been a portfolio manager of the Fund since October 2005, a Senior Vice
President of the Manager since July 1994 and a Senior Investment Officer and Director of Equities of the Manager since July 2004. Mr. Wilby was
Director of International Global Equities of the Manager from December
1992 through July 2004 and Senior Vice President of HarbourView Asset
Management Corporation from May 1999 through November 2001. Before joining
OppenheimerFunds in 1991, Mr. Wilby was an International Investment
Strategist at Brown Brothers Harriman & Co., a Managing Director and
Portfolio Manager at AIG Global Investors, an International Pension
Manager at Northern Trust Bank in Chicago and an International Financial
Economist at Northern Trust Bank and at the Federal Reserve Bank in
Chicago.

      Marc L. Baylin, CFA, is a Vice President of the Fund and the Manager
and has been a member of the Growth Equity Investment Team since September
2005. He was Managing Director and Lead Portfolio Manager at JP Morgan
Fleming Investment Management from June 2002 to August 2005 and was a Vice
President of T. Rowe Price, where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

      The Statement of Additional  Information provides additional information about the portfolio manager's compensation,  other accounts he manages and his ownership of Fund shares.

|X|   Possible Conflicts of Interest. The investment activities of the
Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another such fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. For example, the
Fund may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

      Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the Fund. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the
Fund invests in. For example, the Fund may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

      The Manager and its affiliates are not obligated to make available to the Fund's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the
Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

      The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Fund's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity.  Frequent purchases and redemptions of Fund shares may interfere with the Manager's  ability to manage
the   Fund's   investments,   may   increase   the  Fund's   transaction   and
administrative  costs and/or may affect the Fund's  performance.  For example, if large dollar  amounts were  involved in redemption  transactions,  the Fund might be required to sell portfolio  securities at  unfavorable  times to meet such  redemption  requests,  and  the  Fund's  transaction  or  administrative expenses  might be  increased.  The extent to which the Fund might be affected by such trading activity would depend on various factors,  such as the current asset  size of the Fund,  the  nature of its  investments,  the amount of Fund assets the portfolio  managers maintain in cash or cash  equivalents,  and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity.  The Manager and the Fund's Board of Trustees
have adopted the following  policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

o     The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity  by contract or policy  owners or their  financial  advisers in their accounts.  The  Transfer  Agent  generally  does not consider  periodic  asset allocation or  re-balancing  that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive  trading." However, the  Transfer  Agent has advised  participating  insurance  companies  that it
generally   considers   certain   other  types  of  trading   activity  to  be
"excessive,"  such as making a  "transfer"  out of the Fund  within 30 days of buying Fund shares (by the sale of the recently  purchased Fund shares and the purchase  of  shares of  another  fund) or making  more than six  "round  trip
transfers"   between   funds   during  one  year.   The   agreements   require
participating  insurance companies to provide  transaction  information to the
Fund and to execute Fund instructions to restrict trading in Fund shares.

      A  participating  insurance  company may also have its own  policies and procedures  and may impose its own  restrictions  or limitations to discourage short-term  and/or excessive  trading by its policy or contract owners.  Those policies and procedures may be different from the Fund's in certain  respects.
You  should  refer to the  prospectus  for  your  insurance  company  variable annuity  contract  for  specific  information  about the  insurance  company's policies.  To the extent  that the Fund has  agreed to  utilize  an  insurance company's  short-term or excessive  trading  restrictions,  policy or contract owners may be  required to only  transmit  purchase  or  redemption  orders by first class U.S. mail.

Monitoring the Policies.  The Fund's policies and procedures for detecting and deterring  frequent  or  excessive  trading  are  administered  by the  Fund's transfer  agent.  However,  the  Transfer  Agent  presently  does not have the ability to directly  monitor  trading  activity  in the  accounts of policy or contract owners within the participating  insurance companies'  accounts.  The
Transfer Agent's ability to monitor and deter excessive  short-term trading in such  insurance  company  accounts  ultimately  depends on the  capability and diligence of each  participating  insurance  company,  under their  agreements with the Transfer  Agent,  the  Distributor  and the Fund, in  monitoring  and controlling  the  trading  activity  of the policy or  contract  owners in the insurance company's accounts.

      The Transfer  Agent will attempt to monitor the net effect on the Fund's
assets  from  the  purchase  and  redemption   activity  in  the  accounts  of
participating  insurance companies and will seek to identify patterns that may suggest  excessive  trading by the contract or policy owners who invest in the insurance company's  accounts.  If the Transfer Agent believes it has observed
evidence   of  possible   excessive   trading   activity,   it  will  ask  the
participating  insurance  companies  or other  registered  owners  to  provide information  about the transaction  activity of the contract or policy holders in their respective  accounts,  and to take appropriate  action. In that case, the  insurance  company must confirm to the  Transfer  Agent that  appropriate action has been taken to curtail the excessive trading activity.

      The Transfer Agent will,  subject to the  limitations  described in this section,  limit or  terminate  the trading  activity  of any person,  group or account  that it believes  would be  excessive  or  disruptive.  However,  the
Transfer Agent may not be able to detect or curtail all such trading  activity in the Fund.  The Transfer Agent will evaluate  trading  activity on a case by case basis and the limitations placed on trading may vary between accounts.

      There is no guarantee that the policies and procedures  described  above will be  effective to enable the Fund's  Transfer  Agent to identify and deter excessive  short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Right to Refuse Purchase  Orders.  The  Distributor  and/or the Transfer Agent
may refuse any purchase  order in their  discretion  and are not  obligated to provide notice before rejecting an order.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.
Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

     The  Board  has  adopted  valuation  procedures  for  the  Fund  and  has delegated the day-to-day  responsibility for fair value  determinations to the
Manager's Valuation  Committee.  Fair value  determinations by the Manager are subject  to  review,  approval  and  ratification  by the  Board  at its  next scheduled  meeting after the fair  valuations are  determined.  In determining whether current market prices are readily available and reliable,  the Manager monitors the  information it receives in the ordinary course of its investment management  responsibilities  for significant  events that it believes in good faith will affect the market  prices of the  securities of issuers held by the
Fund.  Those may include events  affecting  specific  issuers (for example,  a halt in  trading  of the  securities  of an issuer on an  exchange  during the trading day) or events affecting  securities  markets (for example,  a foreign securities market closes early because of a natural  disaster).  The Fund uses fair value  pricing  procedures  to  reflect  what the  Manager  and the Board believe  to be more  accurate  values  for the  Fund's  portfolio  securities, although it may not always be able to accurately  determine such values. There can be no assurance  that the Fund could  obtain the fair value  assigned to a security  if it were to sell the  security  at the same time at which the Fund determines  its net asset value per share.  In  addition,  the  discussion  of
"time-zone  arbitrage"  describes  effects that the Fund's fair value  pricing policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
Eastern time on the next regular business day at the offices of its Transfer
Agent in Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund currently offers only two classes of shares. The classes of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The classes of shares that are not subject to a Plan have no class "name"
designation, but is referred to herein as "Non-Service" shares. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional  Information  contains more information about revenue sharing and service  payments made by the Manager or the  Distributor.
Your dealer may charge you fees or commissions in addition to those  disclosed in this prospectus.  You should ask your dealer or financial  intermediary for details  about  any  such  payments  it  receives  from  the  Manager  or  the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company
(as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Fund receives the order from the insurance company, generally by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado.
The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the
Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,          2006                2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period              $    38.52          $    36.99      $    34.70       $    26.62      $    36.58
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .07 1               .18 1           .35 1,2          .12             .11
Net realized and unrealized gain (loss)                 2.98                1.68            2.05             8.07           (9.89)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                        3.05                1.86            2.40             8.19           (9.78)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.14)               (.33)           (.11)            (.11)           (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    41.43          $    38.52      $    36.99       $    34.70      $    26.62
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      7.95%               5.10%           6.93%           30.94%         (26.86)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,598,967          $1,652,282      $1,770,273       $1,715,240      $1,338,769
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,615,352          $1,658,910      $1,708,511       $1,468,297      $1,630,430
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.17%               0.47%           0.99% 2          0.39%           0.35%
Total expenses                                          0.67% 5,6,7         0.66% 6         0.66% 6          0.67% 6         0.66% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   47%                 70%             44%              48%             32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.16 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006            0.67%

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

SERVICE SHARES     YEAR ENDED DECEMBER 31,              2006              2005          2004           2003          2002
------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period                $  38.23          $  36.73      $  34.53       $  26.53      $  36.56
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.03) 1            .08 1         .29 1,2        .08           .20
Net realized and unrealized gain (loss)                 2.96              1.69          1.99           8.02        (10.05)
                                                    --------------------------------------------------------------------------
Total from investment operations                        2.93              1.77          2.28           8.10         (9.85)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.07)             (.27)         (.08)          (.10)         (.18)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  41.09          $  38.23      $  36.73       $  34.53      $  26.53
                                                    ==========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      7.68%             4.87%         6.62%         30.69%       (27.09)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $463,140          $381,852      $248,649       $119,699      $ 18,260
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $426,539          $301,780      $184,273       $ 48,178      $  6,263
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.08)%            0.20%         0.85% 2        0.14%         0.26%
Total expenses                                          0.92% 5,6,7       0.91% 6       0.91% 6        0.94% 6       0.81% 6,8
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   47%               70%           44%            48%           32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.16 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2006                 0.92%

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

8. Voluntary waiver of transfer agent fees less than 0.01%.

------------------------------------------------------------------------------
INFORMATION AND SERVICES
------------------------------------------------------------------------------
For More Information on Oppenheimer Capital Appreciation Fund/VA

-------------------------------------------------------------------------------
The following additional information about the Fund is available without charge upon request:
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports

Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
How to Get More Information
------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
------------------------------------------------------------------------------
Denver, Colorado 80217-5270
------------------------------------------------------------------------------

On the Internet:
You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange
Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington,
D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-4108                        [logo]
OppenheimerFunds
PR0610.001.0407                                          Distributor, Inc.
Printed on recycled paper

                         Appendix to prospectus of

                 Oppenheimer Capital Appreciation Fund/VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer Capital
Appreciation Fund/VA (the "Fund") under the heading "Annual Total Return
(as of December 31 each year)":

      A bar chart will be included in the prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

  Calendar Year Ended        Annual Total Returns

        12/31/97                    26.69%
        12/31/98                    24.00%
        12/31/99                    41.66%
        12/31/00                    -0.23%
        12/31/01                   -12.58%
        12/31/02                   -26.86%
        12/31/03                    30.94%
        12/31/04                    6.93%
        12/31/05                    5.10%
        12/31/06                    7.95%

Oppenheimer
Core Bond Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30,           Oppenheimer Core Bond Fund/VA is a mutual
2007                           fund that seeks a high level of current income

                               as its primary goal. As a secondary goal, the
                               Fund seeks capital appreciation when consistent
                               with its goal of high current income. The Fund
                               invests mainly in investment grade debt
                               securities.
                                     Shares of the Fund are sold only as the
                               underlying investment for variable life
                               insurance policies, variable annuity contracts
                               and other insurance company separate accounts.
                               A prospectus for the insurance product you have
                               selected accompanies this Prospectus and
                               explains how to select shares of the Fund as an
                               investment under that insurance product and
                               whether you are eligible to purchase Service
                               shares of the Fund.
                                     This Prospectus contains important
                               information about the Fund's objective,
                               investment policies, strategies and risks.

As with all mutual funds, the  Please read this prospectus (and your insurance
Securities and Exchange        product prospectus) carefully before you invest
Commission has not approved    and keep them for future reference about your
or disapproved the Fund's      account.

securities nor has it
determined that this
prospectus is accurate or
complete. It is a criminal
offense to represent
otherwise.

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Investment
Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What Are the Fund's Investment Objectives? The Fund's main objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.
   --------------------------------------------------------------------

   What Is A "Debt" Security? A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding.

   --------------------------------------------------------------------
What Does the Fund Mainly Invest In? As a non-fundamental policy (which will not be changed without providing 60 days' notice to Fund shareholders), under normal market conditions, the Fund invests at least 80% of its net assets
(plus borrowings for investment purposes) in investment grade bonds. The investment-grade debt securities the Fund invests in can include the following types of obligations, which in general are referred to as "bonds":
o     short-, medium- and long-term foreign and U.S. government bonds and notes,
o     domestic and foreign corporate debt obligations,
o     collateralized mortgage obligations (CMOs),
o     other mortgage-related securities and asset-backed securities,
o     participation interests in loans,
o     "structured" notes, and
o     other debt obligations.

      The Fund's investments in U.S. government securities include securities issued or guaranteed by the U.S. government or its agencies or federally chartered corporate entities referred to as "instrumentalities." These include mortgage-related U.S. government securities and CMOs.

      There are no other set percentage allocations of the Fund's assets among the types of debt securities the Fund buys, but currently the Fund focuses mainly on U.S. government securities, CMOs, and investment-grade debt securities because they currently offer higher yields than money market instruments. However, if market conditions change, the Fund's portfolio managers may change the relative allocation of the Fund's assets.

      The Fund's investments in debt securities can include "zero coupon"
securities and securities that have been "stripped" of their interest coupons. The Fund can invest up to 20% of its total assets in high yield debt securities and other debt securities that are below investment grade
(commonly referred to as "junk bonds") and other investments such as preferred stock.

     The  Fund  can  also  use  hedging   instruments  and  certain   derivative
investments,  primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks. These investments are more fully explained in
"About the Fund's Investments," below.

     The Fund seeks to maintain an average effective portfolio duration of three to six  years  (measured  on a  dollar-weighted  basis)  to try  to  reduce  the volatility  of the value of its  securities  portfolio.  The Fund however has no limitations  on the range of maturities  of the debt  securities in which it can invest  and  therefore  may hold  securities  with  short,  medium or  long-term maturities.  Because of market events and interest rate changes, the duration of the portfolio might not meet that target at all times.  The Fund will attempt to maintain  (on a  dollar-weighted  basis) an  overall  average  portfolio  credit quality  of "A-" or higher  as rated by  Moody's  Investor  Services,  Inc.  (or equivalent rating of any nationally recognized credit rating organization).

     How Do the  Portfolio  Managers  Decide What  Securities to Buy or Sell? In
selecting  securities for the Fund, the Fund's  portfolio  managers  analyze the overall  investment  opportunities  and risks in  different  sectors of the debt security  markets by focusing on business  cycle  analysis and  relative  values between the corporate and government  sectors.  The portfolio  managers' overall strategy is to build a broadly  diversified  portfolio of debt  securities.  The portfolio  managers currently focus on the factors below (some of which may vary in particular cases and may change over time), looking for:

      o     High current income from different types
               of corporate and government debt
               securities,
      o     Investment-grade securities, primarily to
               help reduce credit risk,
      o     Broad portfolio diversification to help
               reduce the volatility of the Fund's
               share prices,
      o     Relative values among the debt securities
               market sectors.

     The portfolio managers look for securities whose yield and price change are expected to maximize the return to investors.  The portfolio  managers  normally will not invest in  securities  with  higher  yields if they expect the price to decline to the point where total return  (including  income) would be lower than the return on alternative fixed-income  investments.  Conversely,  the portfolio managers  normally  will not invest in  securities  they expect to appreciate in price if that security's  yield is so low that total return  (including  income)
will be lower than the return on alternative fixed-income investments.  All else being equal, the portfolio managers' preference is for investing for income over price appreciation.

     Who Is the Fund Designed  For? The Fund's  shares are available  only as an investment  option under  certain  variable  annuity  contracts,  variable  life insurance  policies and  investment  plans  offered  through  insurance  company separate accounts of participating  insurance  companies,  for investors seeking high current  income from a fund that invests  mainly in  investment-grade  debt securities,  but which can also hold  below-investment-grade  securities to seek higher income. Those investors should be willing to assume the credit risks of a fund  that  typically  invests  a  significant  amount  of its  assets  in  debt securities  and the changes in share prices that can occur when  interest  rates rise.  Since the Fund's  income  level will  fluctuate,  it is not  designed for investors needing an assured level of current income. The Fund is not a complete investment program.

      Main Risks of Investing in the Fund

     All  investments  have risks to some  degree.  The Fund's  investments  are subject to changes in their  value from a number of  factors,  described  below.
There is also the risk that the value of your  investment  could be eroded  over time by the effects of inflation and that poor security  selection by the Fund's investment manager, OppenheimerFunds, Inc., (the "Manager"), will cause the Fund to underperform other funds having similar objectives.

     Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a debt  security  might not make  interest and principal payments on the security as it becomes  due. A downgrade  in an issuer's  credit rating or other  adverse  news  about an  issuer  can  reduce  the value of that issuer's securities. Securities directly issued by the U.S. Treasury and certain agencies  that are backed by the full  faith and  credit of the U.S.  government have little credit risk,  and  securities  issued by other  agencies of the U.S.
government generally have low credit risks. Securities issued by private issuers have greater credit risks. If an issuer fails to pay interest, the Fund's income may be  reduced.  If an  issuer  fails to  repay  principal,  the  value of that security and of the Fund's share prices may be reduced.

     o Special Risks of Lower-Grade  Securities.  Because the Fund can invest up to 20% of its total  assets in  securities  (including  convertible  securities)
below investment  grade, the Fund's credit risks are greater than those of funds that buy only investment- grade  securities.  Lower-grade debt securities may be subject to greater market  fluctuations  and greater risks of loss of income and principal than investment-  grade debt securities.  Securities that are (or that have  fallen)  below  investment  grade are  exposed to a greater  risk that the issuers of those securities might not meet their debt  obligations.  Those risks can  reduce  the Fund's  share  prices  and the income it earns.  The market for lower-grade  securities may be less liquid,  especially during times of economic distress,  and therefore they may be harder to value or to sell at an acceptable price.

     |X| Interest  Rate Risks.  The values of debt  securities,  including  U.S.
government  securities prior to maturity,  are subject to change when prevailing interest rates change.  When interest  rates fall, the values of  already-issued debt  securities  generally  rise.  When  interest  rates  rise,  the  values of already-issued  debt securities  generally fall, and they may sell at a discount from  their face  amount.  The  magnitude  of these  fluctuations  will often be greater for  longer-term  debt  securities than  shorter-term  debt  securities.
However,  interest  rate  changes  may have  different  effects on the values of mortgage-related  securities  because of prepayment risks,  discussed below. The
Fund's share prices can go up or down when interest  rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

     |X| Prepayment Risk. Prepayment risk occurs when the mortgages underlying a mortgage-related security are prepaid at a rate faster than anticipated (usually when interest  rates fall) and the issuer of a security can prepay the principal prior to the security's maturity.  Mortgage-related  securities that are subject to prepayment  risk,  including the CMOs and other  mortgage-related  securities that the Fund buys,  generally  offer less  potential for gains when  prevailing interest rates decline,  and have greater potential for loss when interest rates rise.

     The impact of  prepayments  on the price of a security  may be difficult to predict and may increase the volatility of the price. Additionally, the Fund may buy mortgage-related  securities at a premium.  Accelerated prepayments on those securities could cause the Fund to lose the portion of its principal  investment represented by the premium the Fund paid.

     If  prepayments  of mortgages  underlying a CMO occur faster than  expected when  interest  rates  fall,  the  market  value  and  yield of the CMO could be reduced.  If interest rates rise rapidly,  prepayments may occur at slower rates than expected,  which could have the effect of lengthening the expected maturity of a short- or  medium-term  security.  That could cause its value to  fluctuate more widely in response to changes in interest  rates. In turn, this could cause the value of the Fund's shares to fall more.

     |X| Risks of Foreign  Investing.  The Fund can  invest  its assets  without limit in foreign debt securities and can buy secur5tYearsf  gover10eYears 1 Year and  companies in both  developed  markets and emerging  markets.  While foreign securities offer special investment opportunities,  there are also special risks that can reduce the Fund's share prices and returns.

     The change in value of a foreign  currency  against  the U.S.  dollar  will result in a change in the U.S.  dollar value of securities  denominated  in that foreign  currency.  Currency rate changes can also affect the  distributions the
Fund  makes from the  income it  receives  from  foreign  securities  as foreign currency values change against the U.S. dollar.  Foreign investing can result in higher  transaction  and operating  costs for the Fund.  Foreign issuers are not subject to the same accounting and disclosure  requirements that U.S.  companies are subject to.

     The value of  foreign  investments  may be  affected  by  exchange  control regulations,  expropriation or  nationalization  of a company's assets,  foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad,  or other political and economic factors.
These risks could cause the prices of foreign  securities  to fall and therefore could depress the Fund's share prices.

     Additionally,  if the Fund  invests a  significant  amount of its assets in foreign  securities,  it may be exposed to  "time-zone  arbitrage"  attempts  by investors  seeking  to take  advantage  of the  differences  in value of foreign securities  that might  result  from  events  that occur  after the close of the foreign  securities  market on which a foreign security is traded and before the close of the New York Stock  Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the  interests of other  shareholders.  However,  the Fund's use of "fair value pricing" to adjust the closing market prices of foreign  securities  under certain  circumstances,  to reflect  what the  Manager and the Board of Trustees believe to be their fair value may help deter those activities.

     Credit  Default  Swaps.  The Fund may enter into credit  default  swaps.  A credit  default  swap  enables an investor to buy or sell  protection  against a credit event, such as an issuer's failure to make timely payments of interest or principal,  bankruptcy  or  restructuring.  The  terms  of  the  instrument  are generally negotiated by the Fund and the swap counterparty.

     If the Fund buys credit  protection  using a credit  default swap, the Fund will make fixed payments to the counterparty. If a credit event occurs, the Fund will deliver the defaulted bonds  underlying the swap and the swap  counterparty will pay the par amount of the bonds. If the Fund sells credit  protection using
a  credit   default  swap,  the  Fund  will  receive  fixed  payments  from  the counterparty.  If a credit event occurs, the Fund will pay the par amount of the defaulted bonds underlying the swap and the swap  counterparty  will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted  bonds, and the fixed payments are then made on the reduced notional amount.

     Credit  default  swaps are  subject  to  counterparty  credit  risk (if the counterparty  fails to meet its obligations).  They are subject to the risk that the Fund will not  properly  assess the cost of the  instrument.  If the Fund is selling  credit  protection,  there is a risk that a credit event will occur and that the Fund  will  have to pay par value on  defaulted  bonds.  If the Fund is buying  credit  protection,  there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

     |X| There are Special Risks in Using Derivative  Investments.  The Fund can
use derivatives to seek increased income or to try to hedge investment risks. In general  terms, a derivatives  investment is an investment  contract whose value depends on (or is derived from) the value of an underlying asset,  interest rate or index. Options, futures, interest rate swaps, credit derivatives,  structured notes and CMOs are examples of derivatives the Fund can use.

     If the issuer of the  derivative  does not pay the amount due, the Fund can lose money on the  investment.  Also, the  underlying  security or investment on which the derivative is based, and the derivative itself,  might not perform the way the Manager expected it to perform. If that happens,  the Fund's share price could  decline or the Fund could get less  income  than  expected.  The Fund has limits on the amount of particular  types of derivatives  it can hold.  However, using  derivatives  can cause the Fund to lose  money on its  investment  and/or increase the volatility of its share prices.

     |X| How Risky is the Fund Overall?  The risks described above  collectively form the risk  profile  of the Fund,  and can  affect  the  value of the  Fund's investments,  its investment  performance  and its price per share.  These risks mean that you can lose money by  investing  in the Fund.  When you  redeem  your shares,  they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment  objective.  Debt securities are subject to credit and  interest  rate risks that can affect their values and the share prices of the Fund. Prepayment risks of mortgage-backed securities can cause the Fund to reinvest the  proceeds of its  investments  in  lower-yielding securities. The Fund generally has more risks than bond funds that focus on U.S.
government  securities,  but the Fund's emphasis on investment-grade  securities may make its share prices less volatile than high yield bond funds or funds that focus on foreign bonds.

     An  investment  in the Fund is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

      The Fund's Past Performance

     The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's  performance  for Non-Service  shares from year to year for the last ten calendar years and by showing how the average annual  total  returns of the Fund's  shares  compared  to those of  broad-based market indices.  Because the Fund's Service shares are subject to a service fee, their performance is expected to be lower for any given period.  The Fund's past investment  performance  is not  necessarily  an indication of how the Fund will perform in the future.

     Annual  Total  Returns  (as of  December  31 each  year) [See  appendix  to prospectus for data in bar chart showing annual total returns]

     Charges  imposed by the separate  accounts  that invest in the Fund are not included in the  calculations of return in this bar chart,  and if those charges were included, the returns would be less than those shown.

     During the period shown in the bar chart, the highest return for a calendar quarter was 4.04% (1st Q '01) and the lowest  return for a calendar  quarter was
-2.23% (2nd Q '04).

      Average Annual Total Returns

      for the periods ended December 31, 2006

      --------------------------------------------------------------------------
--------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA

Non-Service Shares (inception      5.28%          5.81%             5.71%

4/3/85)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA

Service Shares (inception          4.93%        5.80%(1)             N/A

5/1/02)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Citigroup Broad Investment         4.34%        5.11%(2)            6.26%
Grade Index                                     5.04%(3)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond     4.33%        5.06%(2)            6.24%
Index                                           4.98%(3)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lehman Brothers Credit Index       4.26%        5.90%(2)            6.56%
                                                6.07%(3)

--------------------------------------------------------------------------------

1. Since Class inception (5/1/02)
2. Since Class inception (12/31/96)
3. Since Class inception (4/30/02)

The Fund's average annual total returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Aggregate Bond Index, a broad-based index of government agencies and corporate debt, the Citigroup
Broad Investment Grade Index, an index of investment grade corporate and U.S.
government bonds; and the Lehman Brothers Credit Index, an index of non-convertible U.S. investment grade corporate bonds. The indices'
performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund's investments vary from those in the indices.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2006, except as otherwise noted.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product.
Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.60%                   0.60%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and Service                   None                   0.25%
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.04%                   0.08%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.64%                   0.93%

--------------------------------------------------------------------------------

Effective May 1, 2007, the Fund's management fee schedule was revised as described below in "How the Fund is Managed - The Manager- Advisory Fees."
"Management Fees" in the table above assume that the revised management fee schedule was in effect for the Fund's entire fiscal year ended December 31,
2006. During the fiscal year ended December 31, 2006, the actual management fee rate was 0.73% of average annual net assets for each class of shares.

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The
Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year, for both classes.
That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $66         $206        $358         $801

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $95         $298        $517        $1,148

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to credit risks by limiting its investments in below-investment grade securities, as explained above. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25%
or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry.

      A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. While the Fund's investments may be above or below investment grade in credit quality, the Fund invests primarily in investment-grade debt securities. However, the Fund can invest up to 20% of its net assets in below investment-grade debt securities, commonly called "junk bonds." They typically offer higher yields than investment-grade bonds, because investors assume the greater risks of default of those securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the Statement of Additional
Information.

      Investment-grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation, Moody's Investors
Service, Inc., Fitch or other national rating organizations. They can also be
"split-rated" (rated as investment grade by one rating organization but below investment grade by another) or unrated, if determined by the Manager to be of comparable quality to rated investment-grade securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced below investment grade.

      The Fund can invest some of its assets in other types of securities, including common stocks, preferred stocks, and other equity securities of foreign and U.S. companies. However, the Fund does not anticipate having significant investments in those types of securities as part of its normal portfolio strategy.

      The Fund could pursue its secondary objective of capital appreciation by investing in securities convertible into common stock. Convertible securities might allow the Fund to participate in the increase in value of the issuer's underlying common stock, by exercising the conversion right.
Normally the Fund would not hold the common stock for investment, although it can hold common stock as part of the value of its net assets that is not normally expected to be invested in debt securities. Typically, convertible securities also pay dividends until they are converted. There may be other investment strategies that could offer the Fund opportunities for capital appreciation, such as investing in defaulted securities, but these are not expected to be a significant part of the Fund's investment program.

|X|   U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
These are referred to as "U.S. government securities" in this prospectus.

|_|   U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy U.S.
Treasury securities that have been "stripped" of their coupons by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

|_|   Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
government. Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes") and
Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

|_|   Mortgage-Related U.S. Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal on underlying assets. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The
Fund can have substantial amounts of its assets invested in mortgage-related
U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the
Fund's yield.

      When interest rates rise rapidly, and if prepayments occur more slowly than expected, a short or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

|X|   The Fund's Portfolio "Duration" Strategy. The "maturity" of a security
(the date when its principal repayment is due) differs from effective duration, which attempts to measure the expected volatility of a security's price.

      The Fund measures the duration of its entire portfolio of securities on a dollar-weighted basis, to try to maintain an average effective duration of its portfolio of three to six years under normal market conditions (that is, when financial markets are not in an unstable or volatile state). However, duration cannot be relied on as an exact prediction of future volatility.
There can be no assurance that the Fund will achieve its targeted portfolio duration at all times.

      Duration calculations rely on a number of assumptions and variables based on the historic performance of similar securities. Therefore, duration can be affected by unexpected economic events or conditions relating to a particular security. In the case of CMOs, duration calculations are based on historic rates of prepayments of underlying mortgages. If the mortgages underlying the Fund's investments are prepaid more rapidly or more slowly than expected, the duration calculation for that security may not be correct.

|X|   Forward Rolls. The Fund may enter into "forward roll" (also referred to as "mortgage dollar rolls") transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the purchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the
Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation.

|X|   High-Yield, Lower-Grade Debt Securities. The Fund can purchase a variety of lower-grade, high-yield debt securities of U.S. and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, asset-backed securities, among others, to seek high current income. These securities are sometimes called
"junk bonds." The Fund has no requirements as to the maturity of the debt securities it can buy, or as to the market capitalization range of the issuers of those securities. Up to 20% of the Fund's total assets can be invested in debt securities below investment grade under normal market conditions.

      Lower-grade debt securities are those rated below "Baa" by Moody's
Investors Service, Inc. or lower than "BBB" by Standard & Poor's Rating
Service or that have similar ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D", in unrated bonds or bonds which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered
"investment grade," they have some speculative characteristics.

      The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities that offer high current income. The Manager may assign a rating to an unrated security that is equivalent to the rating of a rated security that the Manager believes offers comparable yields and risks.

      While investment-grade securities are subject to risks of non-payment of interest and principal, in general higher-yielding lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than investment-grade securities. There may be less of a market for them and therefore they may be harder to value and to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities.

|X|   Private-Issuer Mortgage-Backed Securities. The Fund can invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs that are U.S. government securities, discussed above); although in some cases they may be supported by insurance or guarantees.

|X|   Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

|X|   Foreign Debt Securities. The Fund can buy debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Fund will not invest 25% or more of its total assets in debt securities of any one foreign government or in debt securities of companies in any one industry.
The Fund has no requirements as to the maturity range of the foreign debt securities it can buy, or as to the market capitalization range of the issuers of those securities.

      Foreign government debt securities might not be supported by the full faith and credit of the issuing government. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies. The
Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

|_|   Special Risks of Emerging and Developing Markets. Securities of issuers in emerging and developing markets may offer special investment opportunities but present risks not found in more mature markets. Those securities may be more difficult to value and to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets.
Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. These investments may be very speculative.

      These countries might have less developed trading markets and exchanges. Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

      The Fund can buy "Brady Bonds," which are U.S.-dollar denominated debt securities collateralized by zero-coupon U.S. Treasury securities. They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Shareholders will receive 60 days advance notice of any change in the 80% requirement (a non-fundamental policy) described under
"What Does The Fund Mainly Invest In?" Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objectives are fundamental policies. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is.

|X|   Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of
100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Fund's turnover rates during prior fiscal years.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques involve risks, although some are designed to help reduce overall investment or market risks.

|X|   Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value.
"Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. Treasury or companies.

|X|   Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation by a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies.
The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the Fund can lose money on its investment.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In the broadest sense, exchange-traded options, futures contracts, structured notes, CMOs and other hedging instruments the Fund can use may be considered "derivative investments." In addition to using hedging instruments, the Fund can use other derivative investments because they offer the potential for increased income.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Fund could realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid.

|X|   "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments. Their principal payments or interest are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be
"structured" by the purchaser (the Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

|X|   Hedging. The Fund can buy and sell certain futures contracts, put and call options, including options on futures and broadly-based securities indices and forward contracts. These investments are all referred to as
"hedging instruments." The Fund does not currently use hedging extensively and is not required to use hedging instruments to seek its objective.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options can be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      There are special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If an investment that is subject to a covered call written by the
Fund increases in value above the call price, the Fund may be required to sell the investment at the call price and may not be able to realize any gain above that price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. If the
Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

       Investments in Oppenheimer Institutional Money Market
Fund. The Fund can invest its free cash balances in the Class E shares of Oppenheimer Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional Money Market
Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S.
government, domestic and foreign corporations and financial
institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional
Money Market Fund's Class E expenses, including its advisory fee.
However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee it receives from the
Oppenheimer Institutional Money Market Fund.

|X|   Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Funds'
principal investment strategies. Generally they would be cash or cash equivalents, such as U.S. Treasury Bills and other short-term U.S. government obligations or high-grade commercial paper. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objectives.

|X|   Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan
Chase") for that purpose. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters.
These required filings are publicly available at the Securities and Exchange
Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $245 billion in assets as of March 31, 2007, including other Oppenheimer funds with more than
6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

      Advisory Fees.  Effective May 1, 2007, under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate of
0.60% on the first $1 billion of the Fund's daily net assets, and 0.50% of daily net assets over $1 billion.  From January 1, 2006 through December 31,
2006, the Fund's annual advisory fee rate was: 0.75% of the first $200 million of net assets; 0.72% of the next $200 million; 0.69% of the next $200 million; 0.66% of the next $200 million; 0.60% of the next $200 million; and
0.50% of net assets over $1 billion.  The Fund's advisory fee rate for its fiscal year ended December 31, 2006 was 0.73% of net assets for each class of shares.

      A discussion  regarding the basis for the Board of Trustees' approval of the Fund's  investment  advisory  contract is available  in the Fund's  Annual
Report to shareholders for the year ended December 31, 2006.

|X|   Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Angelo Manioudakis, Benjamin J. Gord,
Geoffrey Caan, Thomas Swaney and Antulio Bomfim who are primarily responsible for the day-to-day management of the Fund's investments.

      Mr. Manioudakis has been a Vice President and portfolio manager of the
Fund since April 2002, and a Senior Vice President of the Manager and of
HarbourView Asset Management Corporation since April 2002. He has been a
Senior Vice President of OFI Institutional Asset Management, Inc. since June
2002. He is also a portfolio manager and officer of other portfolios in the
OppenheimerFunds complex. Mr. Manioudakis was Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan
Stanley Investment Management from August 1993 through April 2002.

      Mr. Gord has been a Vice President and portfolio manager of the Fund and a Vice President of the Manager since April 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Gord was an
Executive Director and a senior fixed income analyst at Miller Anderson &
Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through March 2002.

      Mr. Caan has been a Vice President and portfolio manager of the Fund and a Vice President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a
Vice President of ABN AMRO N.A., Inc. from June 2002 through August 2003, and a Vice President of Zurich Scudder Investments from January 1999 through June
2002.

      Mr. Swaney has been a portfolio manager of the Fund and a Vice
President of the Manager since April 2006 and a Vice President of the Fund since April 2006.  He is also a portfolio manager of other portfolios in the
OppenheimerFunds complex.  Mr. Swaney was a senior analyst of the Manager's
High Grade Investment Team from June 2002 to March 2006.  Prior to joining the Manager in June 2002, Mr. Swaney was a senior fixed income analyst at
Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment
Management from May 1998 through May 2002.

      Mr. Bomfim has been a Vice President and portfolio manager of the Fund and a Vice President of the Manager since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr.
Bomfim was a Senior Economist at the Board of Governors of the Federal
Reserve System from June 1992 to October 2003.

      The Statement of Additional Information provides additional information about the portfolio management team's compensation, other accounts they manage and their ownership of Fund shares.

|X|   Possible Conflicts of Interest. The investment activities of the
Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another such fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. For example, the
Fund may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

      Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the Fund. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the
Fund invests in. For example, the Fund may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

      The Manager and its affiliates are not obligated to make available to the Fund's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the
Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

      The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Fund's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, may increase the Fund's transaction and administrative costs and/or may affect the performance. For example, if large dollar amounts were involved in redemption transactions, the might be required to sell portfolio securitie's transaction or administrative expenses might be increased. The extent to which the might be affected by such trading activity would depend on various factors, such as the current asset size of the Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

      The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer
Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a
"transfer" out of the Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

      A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects.
You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies.  The Fund's policies and procedures for detecting and deterring  frequent  or  excessive  trading  are  administered  by the  Fund's transfer  agent.  However,  the  Transfer  Agent  presently  does not have the ability to directly  monitor  trading  activity  in the  accounts of policy or contract owners within the participating  insurance companies'  accounts.  The
Transfer Agent's ability to monitor and deter excessive  short-term trading in such  insurance  company  accounts  ultimately  depends on the  capability and diligence of each  participating  insurance  company,  under their  agreements with the Transfer  Agent,  the  Distributor  and the Fund, in  monitoring  and controlling  the  trading  activity  of the policy or  contract  owners in the insurance company's accounts.

      The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

      The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the
Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

      There is no guarantee that the policies and procedures  described  above will be  effective to enable the Fund's  Transfer  Agent to identify and deter excessive  short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

------------------------------------------------------------------------------

Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.
Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of
"time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund currently offers only two classes of shares. The classes of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The classes of shares that are not subject to a Plan has no class "name"
designation. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company
(as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Fund receives the order from the insurance company, generally by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado.
The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the
Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

OPPENHEIMER CORE BOND FUND/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2006           2005          2004          2003            2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   11.19      $   11.50     $   11.42     $   11.31     $     11.21
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .53 1          .51 1         .43 1         .51             .65
Net realized and unrealized gain (loss)                     .03           (.23)          .18           .23             .27
Payment from affiliate                                       --             --            --            --             .01
                                                      -----------------------------------------------------------------------
Total from investment operations                            .56            .28           .61           .74             .93
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.59)          (.59)         (.53)         (.63)           (.83)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   11.16      $   11.19     $   11.50     $   11.42     $     11.31
                                                      =======================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:
-----------------------------------------------------------------------------------------------------------------------------
Total return at net asset value 2                          5.28%          2.59%         5.49%         6.78%           9.02%
Total return before payment from affiliate 3                N/A            N/A           N/A           N/A            8.93%

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 367,106      $ 430,642     $ 504,244     $ 618,234     $   724,787
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 391,750      $ 466,033     $ 552,293     $ 691,931     $   686,932
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income before payment from affiliate        4.83%          4.56%         3.82%         4.03%           5.91% 3
Net investment income after payment from affiliate          N/A            N/A           N/A           N/A            6.07%
Total expenses                                             0.77% 5,6      0.76% 7       0.75% 7       0.73% 7         0.73% 7
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     114% 8         111% 8         95% 8        101%            157%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. The Manager voluntarily reimbursed the Class $1,107,704 from an error in the calculation of the Fund's net asset value per share.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006       0.77%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

7. Reduction to custodian expenses less than 0.01%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
    --------------------------------------------------------------------------
    Year Ended December 31, 2006           $1,168,229,255       $1,270,329,129
    Year Ended December 31, 2005            2,420,041,493        2,423,498,913
    Year Ended December 31, 2004            2,841,348,053        2,925,500,296

SERVICE SHARES  YEAR ENDED DECEMBER 31,                    2006           2005          2004          2003          2002 1
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   11.15      $   11.47     $   11.39     $   11.30     $     10.46
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       .49 2          .47 2         .40 2         .43             .11
Net realized and unrealized gain (loss)                     .03           (.22)          .18           .28             .72
Payment from affiliate                                       --             --            --            --             .01
                                                      -------------------------------------------------------------------------
Total from investment operations                            .52            .25           .58           .71             .84
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.57)          (.57)         (.50)         (.62)             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   11.10      $   11.15     $   11.47     $   11.39     $     11.30
                                                      =========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:
-------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value 3                          4.93%          2.33%         5.22%         6.56%           8.03%
Total return before payment from affiliate 4                N/A            N/A           N/A           N/A            7.94%

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $  41,191      $  11,110     $   3,505     $   3,835     $     2,435
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $  21,265      $   7,213     $   3,002     $   3,903     $       834
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income before payment from affiliate        4.56%          4.29%         3.55%         3.73%           4.37% 4
Net investment income after payment from affiliate          N/A            N/A           N/A           N/A            5.04%
Total expenses                                             1.06% 6,7      1.03% 8       0.99% 8       0.98% 8         0.98% 8,9
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     114% 10        111% 10        95% 10       101%            157%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The Manager voluntarily reimbursed the Class $3,723 from an error in the calculation of the Fund's net asset value per share.

5. Annualized for periods of less than one full year.

6. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       1.06%

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

8. Reduction to custodian expenses less than 0.01%.

9. Voluntary waiver of transfer agent fees less than 0.01%.

10. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
    --------------------------------------------------------------------------
    Year Ended December 31, 2006          $ 1,168,229,255      $ 1,270,329,129
    Year Ended December 31, 2005            2,420,041,493        2,423,498,913
    Year Ended December 31, 2004            2,841,348,053        2,925,500,296

INFORMATION AND SERVICES

For More Information on Oppenheimer Core Bond Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange
Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington,
D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108

PR0630.001.0407                           [logo]              OppenheimerFunds
Distributor, Inc.
Printed on recycled paper

                          Appendix to Prospectus of
                        Oppenheimer Core Bond Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer Core Bond
Fund/VA (the "Fund") under the heading "Annual Total Return (as of December
31 each year)":

      A bar chart will be included in the prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in Non-Service shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

-----------------------------------------------------
Calendar Year Ended       Annual Total Returns
-----------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------
-----------------------------------------------------
       12/31/97                    9.26%
-----------------------------------------------------
-----------------------------------------------------
       12/31/98                    6.80%
-----------------------------------------------------
-----------------------------------------------------
       12/31/99                    -1.52%
-----------------------------------------------------
-----------------------------------------------------
       12/31/00                    6.10%
-----------------------------------------------------
-----------------------------------------------------
       12/31/01                    7.79%
-----------------------------------------------------
-----------------------------------------------------
       12/31/02                    9.02%
-----------------------------------------------------
-----------------------------------------------------
       12/31/03                    6.78%
-----------------------------------------------------
-----------------------------------------------------
       12/31/04                    5.49%
-----------------------------------------------------
-----------------------------------------------------
       12/31/05                    2.59%
-----------------------------------------------------
-----------------------------------------------------

       12/31/06                    5.28%

-----------------------------------------------------

Oppenheimer
Global Securities Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2007

                                         Oppenheimer Global Securities Fund/VA
                                         is a mutual fund that seeks long-term
                                         capital appreciation by investing a
                                         substantial portion of its assets in
                                         securities of foreign issuers,
                                         "growth-type" companies, cyclical
                                         industries and special situations that
                                         are considered to have appreciation
                                         possibilities. It invests mainly in
                                         common stocks of U.S. and foreign
                                         issuers.

                                             Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are eligible to purchase
                                         Service shares, Class 3 or Class 4
                                         shares of the Fund.
                                             This prospectus contains important
                                         information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future
                                         reference about your account.

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the Fund's
securities nor has it determined that
this prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective? The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

What Does the Fund Mainly Invest In? The Fund invests mainly in common stocks, and can also buy other equity securities, including preferred stocks and securities convertible into common stock. The Fund buys securities of issuers in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund's investment manager,
OppenheimerFunds, Inc., (the "Manager") currently emphasizes investments in developed markets.

      The Fund has no requirements to allocate its investments in any set percentages in any particular countries, but normally will invest in at least three countries (one of which may be the United States). Typically the Fund invests in a number of different countries.

      The Fund can invest in securities of issuers in any market capitalization range. The Fund can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

How Does the Portfolio Manager Decide What Securities to Buy or Sell? In
selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential, using fundamental analysis of a company's financial statements and management structure, and analysis of the company's operations and product development, as well as the industry of which the issuer is part.

      The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad diversification in different countries to help moderate the special risks of foreign investing.
The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o     companies of small-, medium- and large-capitalization ranges worldwide,
o     stocks to provide growth opportunities, and
o     companies with strong competitive positions and high demand for their products or services.

      In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include technological change, demographic/geopolitical change, and changing resource needs. The Fund does not invest a fixed or specific amount of its assets in any one sector, and these themes and this strategy may change over time.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term, from a fund that normally has substantial investments in foreign securities. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments and investments in foreign securities. Since the Fund does not invest with the goal of seeking income, and its current income will likely be small, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Manager will cause the Fund to underperform relative to other funds having a similar objective.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently focuses its investments primarily on common stocks for capital appreciation, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock, and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events. To the extent that the Fund has greater emphasis on investments in a particular industry using its "global themes" strategy, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund can invest in securities of large companies and also small and medium-size companies, which may have more volatile stock prices than large companies.

      |X| Risks of Foreign Investing. The Fund expects to invest substantial amounts of its assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the
Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board of Trustees believe to be their fair value, and the imposition of redemption fees, may help deter those activities.

      |X| There are Special Risks in Using Derivative Investments. The Fund
can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, and forward contracts are examples of derivatives.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share prices could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

How Risky is the Fund Overall? The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      In the short term, domestic and foreign stock markets can be volatile, and the prices of the Fund's shares can go up and down substantially. The
Fund does not invest in debt securities to try to reduce the volatility of its share prices. The Fund generally may be less volatile than funds focusing on investments in emerging markets or small-cap stocks, but the Fund has greater risks than funds that focus solely on large-cap domestic stocks or stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table  below show one measure of the risks of  investing  in the Fund, by showing changes in the Fund's  performance for Non-Service shares from  year to year for the last ten  calendar  years  and by  showing  how the average  annual  total  returns of the Fund's  shares  compared  to those of a broad-based  market index.  Because the Fund's Service shares are subject to a service fee,  their  performance is expected to be lower for any given period.
The Fund's past  investment  performance  is not  necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 36.93% (4 Qtr 99) and the lowest return (not annualized) for a calendar quarter was -18.34% (3 Qtr 02).

------------------------------------------------------------------------------------
Average Annual Total Returns

------------------------------                    5 Years            10 Years
for    the    periods    ended                  (or life of     (or life of class,
December 31, 2006                 1 Year      class, if less)        if less)

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Oppenheimer Global Securities     17.69%           12.29%             13.83%
Fund/VA
Non-Service Shares (inception

November 12, 1990)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Oppenheimer Global Securities     17.36%           12.03%              5.78%
Fund/VA
Service   Shares    (inception
July 13, 2000)

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Oppenheimer Global Securities     17.69%           25.53%               n/a
Fund/VA
Class  3   (inception   May 1,
2003)

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Oppenheimer Global Securities     17.40%           18.15%               n/a
Fund/VA
Class  4   (inception   May 3,
2004)

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Morgan Stanley Capital            20.65%         10.49%(3)           8.08%(1)
International World Index                        20.42%(4)           3.19%(2)
                                                 16.99%(5)

------------------------------------------------------------------------------------

(1)   From 12/31/96.
(2)   From 6/30/00.
(3)   From 4/30/03.
(2)   From 4/30/04.

The Fund's average annual total returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to Morgan Stanley Capital International World Index,
an unmanaged index of equity securities listed on stock exchanges of 23 foreign countries and the U.S. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund's investments vary from those in the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2006.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

---------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
(% of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                 Non-Service     Service Shares  Class 3 Shares  Class 4 Shares
                 Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Redemption Fee*  None            None            1%*             1%*
---------------------------------------------------------------------------------
*     The  Fund  assesses  a 1% fee on the  proceeds  of  Class 3 and  Class 4 shares that are redeemed within 60 days of their purchase.

The Fund does not charge any initial sales charge to buy shares or to reinvest dividends.

----------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                            Non-Service   Service     Class 3     Class 4
                              Shares      Shares      Shares      Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Management Fees                0.62%       0.62%       0.62%       0.62%

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Distribution and Service

(12b-1) Fees                    N/A        0.25%        N/A        0.25%

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Other Expenses                 0.04%       0.04%       0.04%       0.04%

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Annual Operating

Expenses                       0.66%       0.91%       0.66%       0.91%

----------------------------------------------------------------------------

Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees,  and  accounting and legal expenses the Fund pays. The
Fund's   transfer  agent  has   voluntarily   agreed  to  limit  transfer  and
shareholder  servicing  agent  fees to 0.35%  per  fiscal  year,  for all four classes.  That  undertaking  may be amended or withdrawn at any time.  For the
Fund's fiscal year ended  December 31, 2006,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $68         $212        $369         $825

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $93         $291        $506        $1,125

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Class 3 Shares                 $68         $212        $369         $825

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Class 4 Shares                 $93         $291        $506        $1,125

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its total assets in any one industry.

      |X| Stock Investments. The Fund invests in securities issued by domestic or foreign companies that the Manager believes have appreciation potential. The Fund invests primarily in a diversified portfolio of common stocks (and may buy other equity securities) of issuers that may be of small, medium or large size. Equity securities include common stocks, preferred stocks and securities convertible into common stock. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the
Manager's investment decision than in the case of other debt securities.
Nevertheless, convertible debt securities are subject to both "credit risk"
(the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that prices of the security will be affected inversely by changes in prevailing interest rates). If the
Fund buys convertible securities, it will focus primarily on investment-grade securities.

            o     Cyclical Opportunities. The Fund may also seek to take
advantage of changes in the business cycle at home and abroad by investing in companies that are sensitive to those changes if the Manager believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and present long-term growth opportunities. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

            o     Industry Focus. At times, the Fund may increase the
relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry. To some extent that risk may be limited by the Fund's policy of not concentrating 25% or more of its total assets in investments in any one industry.

      |X| Special Risks of Emerging and Developing Markets. Securities of
issuers in emerging and developing markets may offer special investment opportunities, but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the
Fund might not receive the proceeds of a sale of a security on a timely basis. These investments may be very speculative.

      These countries might have less developed trading markets and exchanges. Emerging market countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Economics of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities but is not required to sell them due to declines in the Fund's share price. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Derivative Investments. The Fund can invest in a number of
different kinds of "derivative" investments. In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments the
Fund might use may be considered "derivative investments." In addition to using hedging instruments, the Fund can use other derivative investments because they offer the potential for increased income and principal value.

      Markets, underlying securities and indices might move in a direction not anticipated by the Manager. Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Fund could realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid.

      |X| Hedging. The Fund can buy and sell forward contracts, futures contracts, and put and call options, including options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." The Fund is not required to hedge to seek its objective. The
Fund has limits on its use of hedging instruments and does not use them for speculative purposes.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.
The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X| Repurchase Agreements. The Fund can enter into repurchase
agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date.
Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund could incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so. There is no limit on the amount of the
Fund's net assets that may be subject to repurchase agreements of seven days or less.

      |X| Investments in Oppenheimer Institutional Money Market Fund. The
Fund can invest its free cash balances in the Class E shares of Oppenheimer
Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money
Market Fund's Class E expenses, including its advisory fee. However, the
Manager will waive a portion of the Fund's advisory fee to the extent of the
Fund's share of the advisory fee paid by the Oppenheimer Institutional Money
Market Fund.

      |X| Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies. For cash management purposes, the
Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities.
These would ordinarily be U. S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

|X|   Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of
100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters.
These required filings are publicly available at the Securities and Exchange
Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $_______ billion in assets as of March 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

|X|   Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, and 0.60% of average annual net assets over
$800 million. The Fund's management fee for its fiscal year ended
December 31, 2006, was 0.62% of the Fund's average annual net assets for each class of shares.

      A discussion  regarding the basis for the Board of Trustees' approval of the Fund's  investment  advisory  contract is available  in the Fund's  Annual
Report to shareholders for the year ended December 31, 2006.

|X|   Portfolio Manager. The portfolio manager of the Fund is Rajeev Bhaman.
He is the person principally responsible for the day-to-day management of the
Fund's portfolio.

      Mr. Bhaman, CFA, is a Vice President of the Fund and has been a portfolio manager of the Fund since August 2004.  He has been a Vice
President of the Manager since January 1997 and is an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.  Prior to joining the Manager in 1996, Mr. Bhaman was employed at Barclays de Zoete
Wedd Inc., concentrating on Asian research and research sales.

      The Statement of Additional  Information provides additional information about the Portfolio Manager's compensation,  other accounts he manages and his ownership of the Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

|X|   Pending Litigation. A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent (and other defendants) in the U.S. District Court for the Southern District of New York
on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of
1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10,
2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the
Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.

INVESTING IN THE Fund

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Class 3 shares, Class 4 shares, or Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interest to do so.
Class 3 and Class 4 shares are currently offered only as an investment option through separate accounts offered by certain insurance companies. Please refer to the accompanying prospectus of the participating insurance company for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of
Fund assets the portfolio manager maintains in cash or cash equivalents from time to time, and the aggregate dollar amount, number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet such requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to detect and prevent frequent and/or excessive purchase and redemption activity.

o     The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies. The Transfer Agent will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to review the transaction activity by the contract or policy holders in their respective accounts, and to take appropriate action, and to confirm to the
         Transfer Agent that appropriate action has been taken, to curtail any excessive trading activity.

o     The Transfer Agent will, subject to the limitations described in this section, limit or terminate trading activity by any person, group or account that it believes would be excessive or disruptive. The
         Transfer Agent will evaluate this on a case by case basis and the limitations placed on trading may vary between accounts. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. If the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Monitoring the Policies. These policies and procedures are administered by the Fund's Transfer Agent. However, the Transfer Agent presently does not have the ability to monitor trading activity of accounts held by underlying contract or policy owners within the accounts of a participating insurance company. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and cooperation of each participating insurance company in monitoring and controlling transactional activity of contract or policy owners who own interests in the insurance company's accounts. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by contract or policy owners or their financial advisers.

      Periodic asset allocation and re-balancing of a portion of the Fund shares held in accounts of contract or policy owners is generally not considered by the Transfer Agent to be "excessive trading." Participating insurance companies may have their own policies and procedures limiting trading among investments held in the accounts of their contract or policy owners. The Transfer Agent has advised those participating insurance companies that certain types of trading activity, such as making an
"exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another
Fund), or making more than six "round trip exchanges" between funds in a year is considered by the Transfer Agent to be "excessive trading" activity.
Participating insurance companies have been asked to monitor for and to deter such activity, but have no obligation to do so. There is no guarantee that the policies and procedures described above will be effective to enable the
Fund's Transfer Agent to identify and deter excessive short-term trading.

      Each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no assurance that the Fund, the Transfer Agent or the participating insurance companies will be successful in curbing short-term or excessive trading.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.
Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

The Board has adopted valuation  procedures for the Fund and has delegated the day-to-day  responsibility  for fair  value  determinations  to the  Manager's
Valuation  Committee.  Fair value determinations by the Manager are subject to review,  approval and ratification by the Board at its next scheduled  meeting after the fair  valuations  are  determined.  In determining  whether  current market prices are readily  available and  reliable,  the Manager  monitors the information it receives in the ordinary  course of its  investment  management responsibilities  for  significant  events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund.  Those may include events affecting  specific issuers (for example, a halt in trading of the  securities  of an issuer on an  exchange  during the  trading  day) or events affecting  securities markets (for example, a foreign securities market closes early because of a natural disaster).  The Fund uses fair value pricing procedures  to  reflect  what the  Manager  and the Board  believe  to be more accurate  values  for the Fund's  portfolio  securities,  although  it may not always be able to accurately  determine such values. There can be no assurance that the Fund could  obtain the fair value  assigned  to a security if it were to sell the  security  at the same time at which the Fund  determines  its net asset value per share.  In addition,  the discussion of "time-zone  arbitrage"
describes  effects  that the Fund's fair value  pricing  policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the
Fund determines its net asset value per share.

|X|   Classes of Shares. The Fund currently offers four different classes of shares. The classes of shares designated as Service class shares and Class 4 shares are subject to a distribution and service plan. The impact of the expenses of that plan on Service class shares and Class 4 shares is described below. The classes of shares that are not subject to a plan are designated as
Non-Service shares and Class 3 shares. The classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan for Service share class and Class
4 shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service class and Class 4 shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service share class and Class 4 shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service class and Class 4 shares. The impact of the service plan is to increase operating expenses of the Service class and Class 4 shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional  Information  contains more information about revenue sharing and service  payments made by the Manager or the  Distributor.
Your dealer may charge you fees or commissions in addition to those  disclosed in this prospectus.  You should ask your dealer or financial  intermediary for details  about  any  such  payments  it  receives  from  the  Manager  or  the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day at the office of its Transfer Agent in
Colorado. The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.
Shares may be redeemed in kind under certain limited circumstances (such as redemptions of substantial amounts to shareholders that have consented to such in kind redemptions).]

Shares may be "redeemed in kind" under certain limited circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). This means that the redemption proceeds will be paid to the participating insurance companies that hold Fund shares with liquid securities from the Fund's portfolio. If the Fund redeems shares in kind, the accounts may bear transaction costs and market risks until such time as the securities are converted into cash.

      The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed within 60 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed to the extent that Class 3 and
Class 4 shares redeemed exceed Class 3 and Class 4 shares that have been held more than 60 days.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis. Dividends will generally be lower for Service shares and Class 4 shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for its Non-Service and Service shares for the past five fiscal years and since inception for its Class 3 and Class 4 shares.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte &
Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the
Statement of Additional Information, which is available upon request.

OPPENHEIMER GLOBAL SECURITIES FUND/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,              2006                2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     33.38         $     29.51     $     25.08     $     17.70     $     22.84
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .43 1               .32 1           .26 1           .19             .16
Net realized and unrealized gain (loss)                  5.20                3.85            4.49            7.34           (5.19)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         5.63                4.17            4.75            7.53           (5.03)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.36)               (.30)           (.32)           (.15)           (.11)
Distributions from net realized gain                    (1.86)                 --              --              --              --
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (2.22)               (.30)           (.32)           (.15)           (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     36.79         $     33.38     $     29.51     $     25.08     $     17.70
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      17.69%              14.31%          19.16%          43.02%         (22.13)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 2,297,315         $ 2,124,413     $ 2,518,867     $ 2,280,752     $ 1,549,993
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 2,189,511         $ 2,123,523     $ 2,451,188     $ 1,751,226     $ 1,776,289
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.27%               1.08%           1.01%           0.99%           0.80%
Total expenses                                           0.66% 4,5,6         0.67% 4         0.66% 4         0.67% 4         0.67% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    21%                 35%             30%             34%             34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006      0.66%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                  2006                2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     33.16         $     29.33     $     24.96     $     17.61     $     22.78
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .33 1               .24 1           .20 1           .12             .12
Net realized and unrealized gain (loss)                  5.16                3.84            4.46            7.36           (5.19)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         5.49                4.08            4.66            7.48           (5.07)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.30)               (.25)           (.29)           (.13)           (.10)
Distributions from net realized gain                    (1.86)                 --              --              --              --
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (2.16)               (.25)           (.29)           (.13)           (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     36.49         $     33.16     $     29.33     $     24.96     $     17.61
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      17.36%              14.06%          18.88%          42.86%         (22.37)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   983,558         $   557,284     $   346,403     $   168,739     $    52,830
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   750,499         $   413,849     $   247,490     $    91,800     $    34,847
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    0.98%               0.79%           0.77%           0.68%           0.51%
Total expenses                                           0.91% 4,5,6         0.92% 4         0.91% 4         0.93% 4         0.90% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    21%                 35%             30%             34%             34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.91%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

CLASS 3 SHARES  YEAR ENDED DECEMBER 31,                          2006                2005            2004          2003 1
----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     33.55         $     29.65     $     25.19     $     17.55
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             .43 2               .32 2           .26 2           .07
Net realized and unrealized gain                                 5.23                3.88            4.52            7.57
                                                          ------------------------------------------------------------------
Total from investment operations                                 5.66                4.20            4.78            7.64
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             (.36)               (.30)           (.32)             --
Distributions from net realized gain                            (1.86)                 --              --              --
                                                          ------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (2.22)               (.30)           (.32)             --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     36.99         $     33.55     $     29.65     $     25.19
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                              17.69%              14.34%          19.19%          43.53%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $   395,901         $   346,064     $   265,044     $   147,576
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   369,406         $   296,252     $   199,388     $    80,579
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                            1.26%               1.06%           1.00%           0.73%
Total expenses                                                   0.66% 5,6,7         0.67% 5         0.66% 5         0.68% 5
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            21%                 35%             30%             34%

1. For the period from May 1, 2003 (inception of offering) to December 31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006     0.66%

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

CLASS 4 SHARES  YEAR ENDED DECEMBER 31,                                     2006                2005          2004 1
-----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $     33.15         $     29.35     $     25.21
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                      .34                 .24             .09
Net realized and unrealized gain                                            5.16                3.84            4.05
                                                                     --------------------------------------------------
Total from investment operations                                            5.50                4.08            4.14
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                        (.30)               (.28)             --
Distributions from net realized gain                                       (1.86)                 --              --
                                                                     --------------------------------------------------
Total dividends and/or distributions to shareholders                       (2.16)               (.28)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $     36.49         $     33.15     $     29.35
                                                                     ==================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                         17.40%              14.05%          16.42%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                             $   114,232         $    90,604     $    37,384
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $   100,973         $    61,380     $    19,774
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                       1.00%               0.79%           0.53%
Total expenses                                                              0.91% 5,6,7         0.93% 5         0.94% 5
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       21%                 35%             30%

1. For the period from May 3, 2004 (inception of offering) to December 31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006     0.91%

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

------------------------------------------------------------------------------
INFORMATION AND SERVICES
------------------------------------------------------------------------------
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For More Information on Oppenheimer Global Securities Fund/VA
------------------------------------------------------------------------------
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The following additional information about the Fund is available without charge upon request:
------------------------------------------------------------------------------
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STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
How to Get More Information
------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
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By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
------------------------------------------------------------------------------
Denver, Colorado 80217-5270
------------------------------------------------------------------------------

On the Internet:

You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.

------------------------------------------------------------------------------
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Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-4108                    [logo]
OppenheimerFunds
PR0485.001.0406                                             Distributor, Inc.
Printed on recycled paper.

                         Appendix to prospectus of

                   Oppenheimer Global Securities Fund/VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer Global
Securities Fund/VA (the "Fund") under the heading "Annual Total Return
(as of December 31 each year)":

      A bar chart will be included in the prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

  Calendar Year Ended        Annual Total Returns

        12/31/97                    22.42%
        12/31/98                    14.11%
        12/31/99                    58.48%
        12/31/00                    5.09%
        12/31/01                   -12.04%
        12/31/02                   -22.13%
        12/31/03                    43.02%
        12/31/04                    19.16%
        12/31/05                    14.31%
        12/31/06                    17.69%

Oppenheimer                              Oppenheimer High Income Fund/VA is a
High Income Fund/VA                      mutual fund that seeks high current
A series of Oppenheimer Variable         income by investing mainly in
Account Funds                            high-yield, lower-rated fixed-income
                                         securities.
Prospectus dated April 30, 2007          Shares of the Fund are sold only as
                                         the underlying investment for variable
                                         life insurance policies, variable
                                         annuity contracts and other insurance
                                         company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are only eligible to
                                         purchase Service shares of the Fund.
                                         This prospectus contains important
                                         information about the Fund's
                                         objective, investment policies,
                                         strategies and risks. Please read this
                                         prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future
                                         reference about your account.

As with all mutual funds, the
Securities and Exchange Commission has
not approved or disapproved the Fund's
securities nor has it determined that
this prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Investment
Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective? The Fund's objective is to seek a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), believes does not involve undue risk.

What Does the Fund Mainly Invest In? The Fund invests in a variety of high-yield, fixed-income securities and related instruments. These investments primarily include:
o     Lower-grade corporate bonds.
o     Foreign corporate and government bonds.
o     Swaps, including single name and index-linked credit default swaps.

      Under normal market conditions, the Fund invests at least 65% of its total assets in high-yield, lower-grade, fixed-income securities, commonly called "junk" bonds.  Lower-grade debt securities are those rated below "Baa"
by Moody's Investors Service ("Moody's") or "BBB" by Standard & Poor's
Ratings Services ("S&P") or comparable ratings by other nationally-recognized rating organizations (or, if unrated, debt securities determined by the
Manager to be comparable to securities rated below investment grade). See
Appendix A to the Statement of Additional Information for a description of bond ratings. Investments in high-yield securities may provide opportunities for capital growth while also providing income to the Fund.

      The remainder of the Fund's assets may be invested in other debt securities, common stocks (and other equity securities), or cash or cash equivalents when the Manager believes these investments are consistent with the Fund's objectives.

      The Fund may invest in securities of foreign issuers.  The Fund currently focuses on debt securities of foreign issuers in developed markets.
The Fund also uses certain derivative investments to try to enhance income or to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

How Do the Portfolio Managers Decide What Securities to Buy or Sell? In
selecting securities for the Fund, the overall strategy is to build a broadly diversified portfolio to help moderate the special risks of investing in high-yield debt instruments. The portfolio managers currently use a "bottom up" approach, focusing on the performance of individual securities before considering industry trends. They evaluate an issuer's liquidity, financial strength and earnings power. The Fund's portfolio managers also analyze the overall investment opportunities and risks in different market sectors, industries and countries. The Fund's portfolio managers consider some or all of the factors below (which may change over time):
o     Issuers with earnings growth rates that are faster than the growth rate of the overall economy,
o     Issuers with improvements in relative cash flows and liquidity to help them meet their obligations,
o     Corporate sectors that in the portfolio managers' views are currently undervalued in the marketplace,
o     Changes in the business cycle that might affect corporate profits, and
o     Securities or sectors that will help the overall diversification of the portfolio.

      The portfolio  managers monitor changes in the factors listed above. Any changes may trigger a decision to sell a security.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high current income from a portfolio that invests mainly in lower-grade domestic and foreign fixed-income securities. Those investors should be willing to assume the greater risks of short-term share price fluctuations and the special credit risks that are typical for a fund that invests mainly in lower-grade domestic and foreign fixed-income securities. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is intended to be a long-term investment. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having similar objectives.

|X|   Credit Risk.  Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. The Fund's investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.  A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value.

|_|   Special Risks of Lower-Grade Securities. Because the Fund can invest without limit in securities below investment grade, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.
Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. The market for lower-grade securities may be less liquid, especially during times of economic distress, and therefore they may be harder to value and to sell at an acceptable price.  These risks can reduce the Fund's share prices and the income it earns.

      To the extent that a fund invests significantly in high yield bonds, because those securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). The Fund imposes a 1% redemption fee in certain circumstances to attempt to deter such price arbitrage. Such price arbitrage, if otherwise successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

|X|   Interest Rate Risks. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. At times the Fund's average portfolio maturity may be relatively long-term. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities. Also, if interest rates fall, the
Fund's investments in new securities at lower yields will reduce the Fund's income.

|X|   Risks of Foreign Investing. The Fund can invest its assets without limit in foreign debt securities and can buy securities of governments and companies in both developed markets and emerging markets.  While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency or of derivative instruments linked to that foreign currency.  Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities.  Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage."  Time-zone arbitrage is an attempt by investors to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock Exchange (the "NYSE") that day when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value, and the imposition of redemption fees, may help deter those activities.

      Risks in Using Derivative Investments. The Fund can use derivatives to seek increased income or to try to hedge investment risks. In general terms, a derivative investment's value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, swaps, structured notes and certain mortgage-related securities are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund's share prices could decline and the Fund could receive less income than expected.  Some derivatives may be illiquid, making it difficult to value them or sell them at an acceptable price. Using derivatives can increase the volatility of the
Fund's share prices.

How Risky is the Fund Overall? The risks described above collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.  Debt securities are subject to credit and interest rate risks that can affect their values and the share prices of the Fund.  In the short term, the values of high-yield debt securities can fluctuate substantially because of interest rate changes and perceptions about the high-yield market among investors.
Defaults by issuers of lower-grade securities could reduce the Fund's income and share prices.  Foreign debt securities can be volatile, and the price of the Fund's shares can go up and down substantially because of events affecting foreign markets or issuers. The Fund is likely to be more volatile and has more risks than funds that focus on investing in U.S. government securities and investment-grade bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance for Non-Service shares from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's shares compared to those of a broad-based market index. Because the Fund's Service shares and Class 4 shares are subject to a service fee, their performance is expected to be lower for any given period. Because Class 3 and Class 4 will first be offered
May 1, 2007, prior performance information is not yet available.  The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 8.88% (2nd Q '03) and the lowest return (not annualized) for a calendar quarter was -7.12% (3rd Q '98).

---------------------------------------------------------------------------------

Average Annual Total Returns        1 Year         5 Years          10 Years
for the periods ended December                                    (or life of
31, 2006(1)                                                     class, if less)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Oppenheimer High Income Fund/VA

Non-Service Shares (inception       9.42%           8.10%            5.45%

4/30/86)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Oppenheimer High Income Fund/VA
Service Shares (inception           9.23%           7.86%            7.75%
9/18/01)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Merrill Lynch High Yield Master     11.64%          9.85%            6.86%
Index                                                              10.49%(2)

---------------------------------------------------------------------------------

   Class 3 and Class 4 shares will first be offered May 1, 2007.
2.    From 9/30/01.

The Fund's average  annual total returns in the table measure the  performance of a hypothetical  account without  deducting  charges imposed by the separate accounts  that  invest in the Fund and assume that all  dividends  and capital gains  distributions  have been  reinvested in additional  shares.  The Fund's performance  is compared  to the Merrill  Lynch High Yield  Master  Index,  an
unmanaged  index of U.S.  corporate and government  bonds that is a measure of the performance of the high-yield  corporate bond market.The index performance includes  reinvestment of income but does not reflect  transaction costs, fees or expenses. The Fund's investments vary from those in the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2006, except the numbers for Class 3 and Class 4, which reflect the estimated expenses for those classes' first full fiscal year.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

-------------------------------------------------------------------------------

Shareholder Fees (fees paid directly from your investment)
(% of average daily net assets)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                 Non-Service     Service Shares Class 3 Shares  Class 4 Shares
                 Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Redemption Fee*  None            None           1%*             1%*

-------------------------------------------------------------------------------

*     The  Fund  assesses  a 1% fee on the  proceeds  of  Class 3 and  Class 4 shares that are  redeemed  within 60 days of their  purchase.  See "How Are
   Shares Redeemed?" below.

----------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
----------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Class 4on-Service Shares       Service Shares                                     Class 3 Shares
                              Shares

--------------------------------------------------------------------------------
----------------------------------------------------------------------------

Management Fees                0.72%       0.72%       0.72%       0.72%

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Distribution and Service       None        0.25%       None        0.25%
(12b-1) Fees

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Other Expenses                 0.02%       0.03%       0.02%       0.02%

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Total Annual Operating         0.74%       1.00%       0.74%       0.99%
Expenses

----------------------------------------------------------------------------

Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees,  and  accounting and legal expenses the Fund pays. For
Class 3 and Class 4, "Other  Expenses"  are  estimated  based on the Manager's projections  of what those  expenses  will be for the first fiscal  year.  The
Fund's   transfer  agent  has   voluntarily   agreed  to  limit  transfer  and
shareholder  servicing  agent  fees to 0.35%  per  fiscal  year,  for all four classes.  That  undertaking  may be amended or withdrawn at any time.  For the
Fund's fiscal year ended  December 31, 2006,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example  assumes  that you invest  $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions.  The example also assumes that your  investment  has a 5% return each year and that the Fund's  operating  expenses remain the same.  Separate account or contract expenses are not included and if they were  included,  overall  expenses would be higher.  Your actual costs may be higher or lower,  because  expenses  will vary over time. Based on these  assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $ 76        $237        $413         $922

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $103        $320        $555        $1,231

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Class 3 Shares                 $ 76        $237        $413         $922

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Class 4 Shares                 $101        $317        $550        $1,219

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. However, under normal market conditions, the Fund emphasizes investments in high-yield, lower-grade, fixed-income securities. A fixed-income or debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding.  The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund has no requirements as to the range of maturities of the debt securities it can buy or as to the market capitalization of the issuers of those securities.

      The Fund can invest in other debt securities, as well as common stocks
(and other equity securities), or cash or cash equivalents when consistent with the Fund's goals. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of
Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its total assets in the securities of issuers in any one industry or the securities of any one foreign government. However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices and yield of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

|X|   High-Yield, Lower-Grade Fixed-Income Securities.  Under normal market conditions the Fund invests at least 65% of its total assets in high-yield, lower-grade, fixed-income securities of U.S. and foreign issuers, including bonds, debentures, notes, preferred stock, loan participation interests,
"structured" notes, commercial mortgage-backed securities, and asset-backed securities, among others, to seek high current income.  There are no restrictions on the amount of the Fund's assets that can be invested in debt securities below investment grade. The Fund can invest in securities rated as low as "C" or "D", in unrated bonds or bonds which are in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

|X|   Foreign Debt Securities.  The Fund can buy a variety of securities issued by foreign governments and companies, as well as "supra-national"
entities, such as the World Bank. The Fund's foreign investments primarily include bonds, debentures and notes. The Fund's foreign investments can be denominated in U.S. dollars or in foreign currencies.

|_|   Special Risks of Emerging Markets. The Fund can buy securities in emerging and developing markets. Investments in these markets present risks not found in more mature markets. These securities might be more difficult to sell at an acceptable price and their prices may be more volatile than securities of developed market issuers. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.

      Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. Options, futures, swaps, "structured"
notes, and certain mortgage-related securities are examples of "derivative"
investments the Fund can use. In addition to using some derivatives to hedge investment risks, the Fund can use derivative investments because they offer the potential for increased income and principal value. Some derivative investments held by the Fund may be illiquid.

|_|   Credit Default Swaps.  The Fund may enter into credit default swaps.  A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring.  The terms of the instrument are generally negotiated by the Fund and the swap counterparty.

      If the Fund buys credit protection using a credit default swap, the
Fund will make fixed payments to the counterparty.  If a credit event occurs, the Fund will deliver the defaulted bonds underlying the swap and the swap counterparty will pay the par amount of the bonds.  If the Fund sells credit protection using a credit default swap, the Fund will receive fixed payments from the counterparty.  If a credit event occurs, the Fund will pay the par amount of the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional amount.

      Credit default swaps are subject to counterparty credit risk (if the counterparty fails to meet its obligations).  They are subject to the risk that the Fund will not properly assess the cost of the instrument.  If the
Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds.  If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

|_|   "Structured" Notes.  The Fund can buy "structured" notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an underlying asset, such as an equity or debt security, currency, or commodity, or non-asset reference, such as an interest rate or index. The terms of the instrument may be "structured"
by the purchaser (the Fund) and the borrower issuing the note.

      The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference.  They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature.  Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this prospectus or the
Statement of Additional Information says that it is.

|X|   Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of
100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of them. These techniques involve risks, although some are designed to help reduce overall investment or market risks.

|X|   Common Stocks and Other Equity Securities. The Fund can invest in common stocks and other equity securities, including warrants and rights, preferred stock and convertible securities, when consistent with the Fund's objective.  Preferred stock is considered a debt security for purposes of the
Fund's policy of investing 65% or more of its assets in lower-grade debt securities.  Unlike common stock, preferred stock typically has a stated
dividend rate. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. The rights to payment of dividends on preferred stock generally is subordinate to the rights to payment on a company's debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until paid) or non-cumulative.

|_|   Special Risks of Investing in Equity Securities. Equity securities fluctuate in price and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the
Fund's portfolio will be affected by changes in the stock markets. The value of the Fund's shares will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In addition to market risk, other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

|X|   U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally chartered corporate entities referred to as "instrumentalities." These are referred to as "U.S. government securities" in this prospectus.

|_|   U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one to ten years), and Treasury bonds (which have maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy U.S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury
Inflation-Protection Securities ("TIPS").

|_|   Obligations of U.S. Government Agencies or Instrumentalities. These
include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as
Government National Mortgage Association pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal
National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan
Mortgage Corporation obligations ("Freddie Macs").

|X|   Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government or its agencies and instrumentalities or by private issuers. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series, each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. government agency or instrumentality or mortgage loans insured by a U.S. government agency.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Fund might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.
Additionally, the Fund may buy mortgage-related securities at a premium.
Accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the Fund paid.

      When interest rates rise rapidly, and if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

|_|   Special Risks of Private-Issuer Mortgage-Backed Securities. CMOs and
other mortgage-related securities issued by private issuers are not U.S.
government securities, and are subject to greater credit risks than mortgage-related securities that are U.S. government securities. The Fund can invest in mortgage-backed securities issued by private issuers. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as interest rate risks and prepayment risks), although in some cases they may be supported by insurance or guarantees.

|X|   Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

|X|   Zero-Coupon and "Stripped" Securities.  The Fund can buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value.  The Fund can also buy "stripped"
securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities of similar or the same maturities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently.

      The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price. The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. Treasury or companies.

|X|   Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation by a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies.
The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower as well as credit risks of the servicing agent of the participation interest, which can cause the Fund to lose money on its investment. The Fund can also buy interests in trusts and other entities that hold loan obligations. In that case the Fund will be subject to the trust's credit risks.

      "When-Issued" and "Delayed-Delivery" Transactions. The Fund can
purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There might be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

|X|   Repurchase Agreements. The Fund can enter into repurchase agreements.
In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. The Fund's repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund might incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price.  Restricted securities may have contractual terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X|   Hedging. The Fund can hedge using various strategies, including buying and selling futures contracts, put and call options and forward contracts. The Fund is not required to hedge to seek its objective. The
Statement of Additional Information contains more detailed information about these instruments and limits on their use by the Fund.

      The Fund could hedge for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. The Fund can use forward contracts and currency options to try to manage foreign currency risks on the Fund's foreign investments.

Options trading involves the payment of premiums and has special tax effects on the Fund.  There are also special risks in particular hedging strategies.
For example, in writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and may not be able to realize any profit.

If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.  The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Investments in Oppenheimer Institutional Money Market Fund. The Fund
can invest its free cash balances in the Class E shares of Oppenheimer
Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money
Market Fund's Class E expenses, including its advisory fee. However, the
Manager will waive a portion of the Fund's advisory fee to the extent of the
Fund's share of the advisory fee it receives from the Oppenheimer
Institutional Money Market Fund.

|X|   Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Funds'
principal investment strategies. Generally they would be cash or cash equivalents, such as U.S. Treasury Bills and other short-term U.S. government obligations or high-grade commercial paper. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

|X|   Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan
Chase") for that purpose. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters.
These required filings are publicly available at the Securities and Exchange
Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $245 billion in assets as of March 31, 2007, including other Oppenheimer funds with more than
6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

|X|   Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for its fiscal year ended December 31, 2006, was 0.72% of the Fund's average annual net assets for each class of shares.

      A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual
Report to shareholders for the year ended December 31, 2006.

|X|   Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Thomas Swaney, Angelo Manioudakis,
Benjamin J. Gord, Geoffrey Caan, and Antulio N. Bomfim who are primarily responsible for the day-to-day management of the Fund's investments.

     Mr. Swaney has been a portfolio manager of the Fund since November 2006,
     Vice President of the Fund since December 2006 and a Vice President of the Manager since April 2006. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Swaney was a senior analyst of the Manager's High Grade Investment Team from June 2002 to
     March 2006. Prior to joining the Manager in June 2002, Mr. Swaney was a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management, from May 1998 through May 2002.

     Mr. Manioudakis has been a portfolio manager of the Fund since November
     2006, Vice President of the Fund since December 2006 and a Senior Vice
     President of the Manager and of HarbourView Asset Management Corporation
     since April 2002. He has been a Senior Vice President of OFI
     Institutional Asset Management, Inc. since June 2002. He is also a portfolio manager and officer of other portfolios in the
     OppenheimerFunds complex. Mr. Manioudakis was Executive Director and portfolio manager at Miller, Anderson & Sherrerd from August 1993 through April 2002.

     Mr. Gord has been a portfolio manager of the Fund since November 2006 and Vice President of the Fund since December 2006. He has been a Vice
     President of the Manager and of HarbourView Asset Management Corporation
     since April 2002 and of OFI Institutional Asset Management, Inc. since
     June 2002. He is also a portfolio manager of other portfolios in the
     OppenheimerFunds complex. Mr. Gord was an Executive Director and a senior fixed income analyst at Miller, Anderson & Sherrerd from April
     1992 through March 2002.

     Mr. Caan has been a portfolio manager of the Fund since November 2006,
     Vice President of the Fund since December 2006 and a Vice President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a Vice
     President of ABN AMRO N.A., Inc. from June 2002 through August 2003, and a Vice President of Zurich Scudder Investments from January 1999 through
     June 2002.

     Mr. Bomfim has been a portfolio manager of the Fund since November 2006,
     Vice President of the Fund since December 2006 and a Vice President of the Manager since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Bomfim was a Senior
     Economist for the Board of Governors at the Federal Reserve System from
     June 1992 to October 2003.

      The Statement of Additional Information provides additional information about the portfolio management team's compensation, other accounts they manage and their ownership of Fund shares.

|X|   Possible Conflicts of Interest. The investment activities of the
Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another such fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. For example, the
Fund may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

      Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the Fund. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the
Fund invests in. For example, the Fund may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

      The Manager and its affiliates are not obligated to make available to the Fund's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the
Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

      The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Fund's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate which share class you may be eligible to purchase. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interest to do so. Class 3 and Class 4 shares are currently offered only as an investment option through separate accounts offered by certain insurance companies. Please refer to the accompanying prospectus of the participating insurance company for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, may increase the Fund's transaction and administrative costs and/or may affect the Fund's performance. For example, if large dollar amounts were involved in redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet such redemption requests, and the Fund's transaction or administrative expenses might be increased. The extent to which the Fund might be affected by such trading activity would depend on various factors, such as the current asset size of the Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

o     The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be
"excessive," such as making a "transfer" out of the Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the
Fund and to execute Fund instructions to restrict trading in Fund shares.

      A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects.
You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's transfer agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The
Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

      The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

      The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the
Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

      There is no guarantee that the policies and procedures  described  above will be  effective to enable the Fund's  Transfer  Agent to identify and deter excessive  short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.
Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's
Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of "time-zone arbitrage"
describes effects that the Fund's fair value pricing policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund currently offers four different classes of shares. The classes of shares designated as Service class shares and Class 4 shares are subject to a distribution and service plan. The impact of the expenses of that plan on Service class shares and Class 4 shares is described below. The classes of shares that are not subject to a plan are designated as
Non-Service shares and Class 3 shares. The classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund
has adopted a Distribution and Service Plan for Service class and Class 4 shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service class and Class 4 shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service class and Class 4 shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service class and Class 4 shares. The impact of the service plan is to increase operating expenses of the Service class and Class 4 shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional  Information  contains more information about revenue sharing and service  payments made by the Manager or the  Distributor.
Your dealer may charge you fees or commissions in addition to those  disclosed in this prospectus.  You should ask your dealer or financial  intermediary for details  about  any  such  payments  it  receives  from  the  Manager  or  the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day at the office of its Transfer Agent in
Colorado. The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

      The Fund assesses a 1% redemption fee on the proceeds of Class 3 and
Class 4 shares that are redeemed within 60 days of their purchase. The redemption fee is collected by the participating insurance company and paid to the Fund. It is intended to help offset the trading, market impact, and administrative costs associated with short-term money movements into and out of the Fund, and to help deter excessive short term trading.  The redemption fee will only be imposed if the number of Class 3 or Class 4 shares you redeem is more than the number of Class 3 or Class 4 shares that you have held for more than 60 days. Shares held the longest will be redeemed first.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis. Dividends will generally be lower for Service shares and Class 4 shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

OPPENHEIMER HIGH INCOME FUND/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,             2006                2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     8.44          $     8.80      $     8.61      $     7.51      $    8.54
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .58 1               .57 1           .58 1           .60            .58
Net realized and unrealized gain (loss)                  .17                (.37)            .15            1.09           (.76)
                                                  --------------------------------------------------------------------------------
Total from investment operations                         .75                 .20             .73            1.69           (.18)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.64)               (.56)           (.54)           (.59)          (.85)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     8.55          $     8.44      $     8.80      $     8.61      $    7.51
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      9.42%               2.31%           8.97%          23.96%         (2.40)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  361,445          $  384,726      $  479,405      $  480,112      $ 345,670
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  365,154          $  444,477      $  460,877      $  396,858      $ 335,894
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   7.05%               6.79%           6.91%           8.31%          8.29%
Total expenses                                          0.74% 4,5,6         0.75% 4         0.75% 4         0.76% 4        0.77% 4
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   57%                 64%             51%             48%            75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of affiliated fund management fees less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006     0.74%

SERVICE SHARES  YEAR ENDED DECEMBER 31,                 2006                2005            2004            2003           2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     8.39          $     8.76      $     8.58      $     7.49      $    8.54
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .56 1               .55 1           .56 1           .61            .88
Net realized and unrealized gain (loss)                  .17                (.38)            .15            1.06          (1.08)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         .73                 .17             .71            1.67           (.20)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.62)               (.54)           (.53)           (.58)          (.85)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     8.50          $     8.39      $     8.76      $     8.58      $    7.49
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      9.23%               2.01%           8.73%          23.79%         (2.67)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  173,299          $  155,617      $  134,013      $   76,354      $  17,705
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  160,703          $  141,287      $  101,464      $   41,246      $   5,602
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   6.80%               6.54%           6.63%           7.84%          8.91%
Total expenses                                          1.00% 4,5,6         1.00% 4         1.01% 4         1.04% 4        1.02% 4,7
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   57%                 64%             51%             48%            75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of affiliated fund management fees less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006     1.00%

7. Voluntary waiver of transfer agent fees less than 0.01%.

------------------------------------------------------------------------------
INFORMATION AND SERVICES
------------------------------------------------------------------------------
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For More Information on Oppenheimer High Income Fund/VA
------------------------------------------------------------------------------
-----------------------------------------------------------------
The following additional information about the Fund is available without charge upon request:
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports

Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
How to Get More Information
------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:
------------------------------------------------------------------------------
-----------------------------

By Telephone:

-----------------------------

Call OppenheimerFunds
Services toll-free:
1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270

-----------------------------

Denver, Colorado 80217-5270

-----------------------------

     On the Internet:  You can request these  documents by e-mail or through the
OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.

     Information   about  the  Fund   including   the  Statement  of  Additional
Information   can  be  reviewed  and  copied  at  the  Securities  and  Exchange
Commission's  Public  Reference  Room in  Washington,  D.C.  Information  on the
operation of the Public  Reference Room may be obtained y calling the Securities and Exchange  Commission at 1.202.551.8090.  Reports and other information about the Fund are  available  on the EDGAR  database on the  Securities  and Exchange
Commission's  Internet  website at  www.sec.gov.  Copies may be  obtained  after payment  of a  duplicating  fee by  electronic  request  at the  Securities  and
Exchange  Commission's e-mail address:  publicinfo@sec.gov  or by writing to the
Securities and Exchange Commission's Public Reference Section,  Washington, D.C.
20549-0102.

     No one has been authorized to provide any information  about the Fund or to make any  representations  about the Fund other than what is  contained  in this prospectus.  This  prospectus is not an offer to sell shares of the Fund,  nor a solicitation  of an offer to buy shares of the Fund,  to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The   Fund's   SEC  File  No.

811-4108
PR0640.001.0407

[logo]       OppenheimerFunds
Distributor, Inc.
Printed on recycled paper

------------------------------------------------------------------------------
Appendix to Prospectus of Annual Total Returns  Oppenheimer  High Income Fund/VA
(a series of Oppenheimer Variable Account Funds)

     Graphic  material  included in the  prospectus of  Oppenheimer  High Income
Fund/VA (the "Fund")  under the heading  "Annual Total Return (as of December 31 each year)":

     A bar chart will be included in the  prospectus  of the Fund  depicting the annual total returns of a hypothetical  $10,000 investment in shares of the Fund for each of the ten most  recent  calendar  years,  without  deducting  separate account expenses.  Set forth below are the relevant data that will appear on the bar chart:

   Calendar Year Ended
------------------------------------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------
-----------------------------------------------------
        12/31/97                   12.22%
-----------------------------------------------------
-----------------------------------------------------
        12/31/98                    0.31%
-----------------------------------------------------
-----------------------------------------------------
        12/31/99                    4.29%
-----------------------------------------------------
-----------------------------------------------------
        12/31/00                   -3.74%
-----------------------------------------------------
-----------------------------------------------------
        12/31/01                    1.97%
-----------------------------------------------------
-----------------------------------------------------
        12/31/02                   -2.40%
-----------------------------------------------------
-----------------------------------------------------
        12/31/03                   23.96%
-----------------------------------------------------
-----------------------------------------------------
       12/31/04                    8.97%
-----------------------------------------------------
-----------------------------------------------------
       12/31/05                    2.31%
-----------------------------------------------------
-----------------------------------------------------

       12/31/06                    9.42%

-----------------------------------------------------

Oppenheimer Main Street Fund(R)/VA
A series of Oppenheimer Variable
Account Funds
                                         Oppenheimer Main Street Fund(R)/VA is a

Prospectus dated April 30, 2007          mutual fund that seeks high total
                                         return (which includes growth in the
                                         value of its shares as well as current
                                         income) from equity and debt
                                         securities. The Fund invests mainly in
                                         common stocks of U.S. companies.
                                                Shares of the Fund are sold
                                         only as an underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts.
                                         A prospectus for the insurance product
                                         you have selected accompanies this
                                         prospectus.  It explains how to select
                                         shares of the Fund as an investment
                                         under the insurance product, and
                                         whether you are eligible to purchase
                                         Service shares of the Fund.
                                               This prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
As with all mutual funds, the            strategies and risks. Please read this
Securities and Exchange Commission has   prospectus (and your insurance product
not approved or disapproved the Fund's   prospectus) carefully before you
securities nor has it determined that    invest and keep it for future
this prospectus is accurate or           reference about your account.
complete. It is a criminal offense to
represent otherwise.

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Fund

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective? The Fund seeks high total return
(which includes growth in the value of its shares as well as current income)
from equity and debt securities.

What Does the Fund Mainly Invest In? The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers.  It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

How Do the Portfolio Managers Decide What Securities to Buy or Sell?  In
selecting securities for purchase or sale by the Fund, the Fund's portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment.
While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

o     Multi-factor quantitative models:  The Fund uses both "top down" and
         "bottom up" models.  The "top down" models are primarily used to help the portfolio managers determine their market capitalization exposure (large, mid, small) and rely on indicators such as relative valuations, relative price trends and interest rate relationships.
         The "bottom up" models help the portfolio managers identify the most attractive stocks within each market capitalization category.  These stock selection models are based upon many factors that measure the attractiveness of individual securities relative to each other.  The portfolio managers typically follow and analyze more than 3,000 stocks on a daily basis and select those that they deem attractive.
o     Fundamental research: The portfolio managers use both internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
o     Judgment: The portfolio is then continuously rebalanced by the portfolio managers, using all of the tools described above.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high total return from their investment over the long term.  Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund with significant investments in stocks. Since the
Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have risks to some degree.  The Fund's investments are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager") may cause the Fund to underperform other funds having similar objectives.

      At times, the Fund may increase the relative emphasis of its investments in a particular industry compared to the weighting of that industry in the S&P 500 Index, which the Fund uses as a performance benchmark. To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others (this is referred to as
"industry risk"). Changes in interest rates can also affect stock and bond prices (this is known as "interest rate risk").

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently invests a substantial portion of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Fund currently intends to focus its investments in stocks of U.S. issuers, it will be affected primarily by changes in U.S. stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.  The Fund currently invests primarily in securities of large companies, but can also buy securities of small and medium-size companies, which may have more volatile prices than stocks of large companies.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share.  Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund.  When you redeem your shares, they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its investment objective.

      The stock markets can be volatile, and the price of the Fund's shares can go up and down. While fixed-income securities have their own risks, and are not currently emphasized by the Fund, they have the potential to help cushion the Fund's total return from changes in stock prices.  In the
OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth stock funds, but may be more volatile than investment grade bond funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table  below show one measure of the risks of  investing  in the Fund, by showing changes in the Fund's  performance for Non-Service shares from  year to year for the last ten  calendar  years  and by  showing  how the average  annual  total  returns of the Fund's  shares  compared  to those of a broad-based  market index.  Because the Fund's Service shares are subject to a service fee,  their  performance is expected to be lower for any given period.
The Fund's past  investment  performance  is not  necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 19.28% (4 Qtr 98) and the lowest return (not annualized) for a calendar quarter was -22.38% (3 Qtr 98).

------------------------------------------------------------------------------------
Average Annual Total Returns

------------------------------                    5 Years            10 Years
for    the    periods    ended                  (or life of     (or life of class,
December 31, 2006                 1 Year      class, if less)        if less)

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Oppenheimer Main Street           15.03%           6.55%               6.63%
Fund(R)/VA
Non-Service Shares

(inception 7/5/95)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Oppenheimer Main Street           14.76%           6.29%               1.14%
Fund(R)/VA
Service Shares
(inception 7/13/00)

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

S&P 500 Index                     15.78%          6.18%(1)           8.42%(1)
                                                                     1.28%(2)

------------------------------------------------------------------------------------

   From 12/31/96.
2     From 6/30/00.

The Fund's average annual total returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the S&P 500 Index, an unmanaged index of U.S.
equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund's investments vary from those in the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2006.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.64%                   0.64%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and Service

(12b-1) Fees                               n/a                    0.25%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.02%                   0.02%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.66%                   0.91%

--------------------------------------------------------------------------------

Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees,  and  accounting and legal expenses the Fund pays. The
Fund's   transfer  agent  has   voluntarily   agreed  to  limit  transfer  and
shareholder  servicing  agent fees to 0.35% per fiscal year, for both classes.
That  undertaking  may be amended  or  withdrawn  at any time.  For the Fund's fiscal year ended  December  31, 2006 the  transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

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                              1 Year      3 Years     5 Years     10 Years
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Non-Service Shares             $68         $212        $369         $825

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Service Shares                 $93         $291        $506         $1125
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About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      In addition to in-depth quantitative research, the Manager tries to reduce risk by carefully controlling the portfolio weight of any one security in the Fund.  The Fund attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.  Also, the Fund does not concentrate 25% or more of its total assets in investments in any one industry. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.  Additionally, the income the securities pay can change at any time.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities.

      |X| Stock Investments. The Fund currently invests mainly in common stocks. The Fund currently focuses on securities of issuers that have large capitalizations.  Historically their stock prices have tended to be less volatile than securities of smaller issuers.  However, the Fund can buy stocks of issuers in all capitalization ranges. "Capitalization" refers to the market value of all of the issuers' outstanding common stock.

|X|   Loans of Portfolio Securities. The Fund has entered into a Securities
Lending Agreement with JP Morgan Chase. Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with the Fund's
Securities Lending Guidelines, adopted by the Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

|X|   Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of
100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Can the Fund's Investment Objective and Policies Change?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

|X|   Other Equity Securities. Equity securities include common stocks, as well as "equity equivalents" such as preferred stocks and securities convertible into common stock.  Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claim for dividends and claim on assets if the issuer is liquidated or becomes bankrupt.  The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the
Manager's investment decision than in the case of debt securities.

      |X| Debt Securities.  The mix of equities and debt securities in the
Fund's portfolio will vary over time depending on the Manager's judgment about market and economic conditions.  The Fund's investments in debt securities can include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and foreign and domestic corporate bonds, notes and debentures.  They may be selected for their income possibilities, for liquidity and to help cushion fluctuations in the Fund's net asset values.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations such as Moody's Investors Service, Inc. or Standard &
Poor's Rating Service or they may be unrated securities assigned a rating by the Manager. The Fund's investments may be above or below investment grade in credit quality.  The Manager does not rely solely on ratings by rating organizations in selecting debt securities but evaluates business and economic factors affecting an issuer as well.  Currently the Fund does not invest a significant percentage of its assets in debt securities, although their relative emphasis in the portfolio may change if the Manager believes they offer opportunities to increase the Fund's total return.

      |_| Interest Rate Risks. The values of debt securities, including U.S.
Government securities, are subject to change when prevailing interest rates change.  When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.  The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

      |_|  Credit Risk. Debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced.  A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities.  While the
Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default.

      |_| U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities."
These are referred to as "U.S. government securities" in this prospectus.
Although not rated, Treasury obligations have little credit risk but prior to their maturity are subject to interest rate risk.

      |X| Risks of Foreign Investing.  The Fund can buy securities of companies or governments in any country, including developed and underdeveloped countries. There are no limits on the amounts it can invest in foreign securities, but the Fund currently does not expect to have substantial investments in foreign securities. While foreign securities offer special investment opportunities, there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of the New York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of
"fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the
Board believe to be their fair value, may help deter those activities.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities but is not required to sell them due to declines in the Fund's share price. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Derivative Investments. The Fund can invest in a number of
different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  In the broadest sense, options, futures contracts and other hedging instruments the
Fund can use may be considered "derivative investments."  In addition to using hedging instruments, the Fund may use other derivative investments because they offer the potential for increased income and principal value.

      |X| There Are Special Risks in Using Derivative Investments.  If the
issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the
Manager expected it to perform. If that happens, the Fund's share prices could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the
U.S. and abroad may also influence the performance of derivatives.  As a result of these risks the Fund could realize less principal or income from the investment than expected.  Certain derivative investments held by the
Fund may be illiquid.

      |X| Hedging. The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and securities indices.
These are all referred to as "hedging instruments."  Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

      There are also special risks in particular hedging strategies.  Options trading involves the payment of premiums and can increase portfolio turnover.  If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

      |X|   Investments in Oppenheimer Institutional Money Market Fund. The
Fund can invest its free cash balances in the Class E shares of Oppenheimer
Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money
Market Fund's Class E expenses, including its advisory fee. However, the
Manager will waive a portion of the Fund's advisory fee to the extent of the
Fund's share of the advisory fee paid by the Oppenheimer Institutional Money
Market Fund.

|X|   Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies. Generally such investments would include money market instruments, short-term debt securities, U.S. government securities, cash equivalents such as highly-rated commercial paper, bank deposits or repurchase agreements.  The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.  To the extent the Fund invests defensively in these securities, it may not achieve its investment objective.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission (the
"SEC") no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the SEC.
Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $_______ billion in assets as of March 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

|X|   Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: the Fund pays 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next
$200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for its fiscal year ended
December 31, 2006, was  0.64% of the Fund's average annual net assets for each class of shares.

      A discussion  regarding the basis for the Board of Trustees' approval of the Fund's  investment  advisory  contract is available  in the Fund's  Annual
Report to shareholders for the year ended December 31, 2006.

      Portfolio Managers. The Fund's portfolio is managed by Nikolaos D.
Monoyios and Marc Reinganum who are primarily responsible for the day-to-day management of the Fund's investments.

Mr. Monoyios has been a manager of the Fund's portfolio since May 1999.  He is a Chartered Financial Analyst and has been a Senior Vice President of the
Manager since October 2003. He was a Vice President of the Manager from April
1998 through September 2003 and is an officer of other portfolios in the
OppenheimerFunds complex.

Dr. Reinganum has been a manager of the Fund's portfolio since October 2003 and has been a Vice President of the Manager since September 2002. He is also
Director of Quantitative Research and Portfolio Strategist for Equities. Mr.
Reinganum was the Mary Jo Vaughn Rauscher Chair in Financial Investments at
Southern Methodist University from 1995 until September 2002. At Southern
Methodist University, he also served as the Director of the Finance
Institute, Chairman of the Finance Department, President of the Faculty at
the Cox School of Business and member of the Board of Trustee Investment
Committee. Mr. Reinganum is an officer of other portfolios in the
OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

|X|   Pending Litigation. A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent (and other defendants) in the U.S. District Court for the Southern District of New York
on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the Funds breached their fiduciary duties to fund shareholders under the Investment Company Act of
1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the Funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10,
2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the Funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the
Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.

INVESTING IN THE Fund

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of
Fund assets the portfolio manager maintains in cash or cash equivalents from time to time, and the aggregate dollar amount, number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet such requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to detect and prevent frequent and/or excessive purchase and redemption activity.

o     The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies. The Transfer Agent will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to review the transaction activity by the contract or policy holders in their respective accounts, and to take appropriate action, and to confirm to the
         Transfer Agent that appropriate action has been taken, to curtail any excessive trading activity.

o     The Transfer Agent will, subject to the limitations described in this section, limit or terminate trading activity by any person, group or account that it believes would be excessive or disruptive. The
         Transfer Agent will evaluate this on a case by case basis and the limitations placed on trading may vary between accounts. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. If the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Monitoring the Policies. These policies and procedures are administered by the Fund's Transfer Agent. However, the Transfer Agent presently does not have the ability to monitor trading activity of accounts held by underlying contract or policy owners within the accounts of a participating insurance company. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and cooperation of each participating insurance company in monitoring and controlling transactional activity of contract or policy owners who own interests in the insurance company's accounts. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by contract or policy owners or their financial advisers.

      Periodic asset allocation and re-balancing of a portion of the Fund shares held in accounts of contract or policy owners is generally not considered by the Transfer Agent to be "excessive trading." Participating insurance companies may have their own policies and procedures limiting trading among investments held in the accounts of their contract or policy owners. The Transfer Agent has advised those participating insurance companies that certain types of trading activity, such as making an
"exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another
Fund), or making more than six "round trip exchanges" between funds in a year is considered by the Transfer Agent to be "excessive trading" activity.
Participating insurance companies have been asked to monitor for and to deter such activity, but have no obligation to do so. There is no guarantee that the policies and procedures described above will be effective to enable the
Fund's Transfer Agent to identify and deter excessive short-term trading.

      Each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no assurance that the Fund, the Transfer Agent or the participating insurance companies will be successful in curbing short-term or excessive trading.

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Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.The
Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.
Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's
Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. In addition, the discussion of "time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, a significant event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund currently offers only two classes of shares. The classes of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The classes of shares that are not subject to a Plan has no class "name"
designation, but is referred to herein as "Non-Service shares." The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional  Information  contains more information about revenue sharing and service  payments made by the Manager or the  Distributor.
Your dealer may charge you fees or commissions in addition to those  disclosed in this prospectus.  You should ask your dealer or financial  intermediary for details  about  any  such  payments  it  receives  from  the  Manager  or  the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day at the office of its Transfer Agent in
Colorado. The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.
Shares may be redeemed in kind under certain limited circumstances (such as redemptions of substantial amounts to shareholders that have consented to such in kind redemptions).

Shares may be "redeemed in kind" under certain limited circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions). This means that the redemption proceeds will be paid to the participating insurance companies that hold Fund shares with liquid securities from the Fund's portfolio. If the Fund redeems shares in kind, the accounts may bear transaction costs and market risks until such time as the securities are converted into cash.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

Oppenheimer Main Street Fund/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                   2006             2005            2004             2003         2002
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PER SHARE OPERATING DATA
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Net asset value, beginning of period                    $    21.79       $    20.84      $    19.20       $    15.32     $  18.99
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .27 1            .26 1           .27 1            .18          .16
Net realized and unrealized gain (loss)                       2.98              .97            1.53             3.86        (3.70)
                                                        ----------------------------------------------------------------------------
Total from investment operations                              3.25             1.23            1.80             4.04        (3.54)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.26)            (.28)           (.16)            (.16)        (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    24.78       $    21.79      $    20.84       $    19.20     $  15.32
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           15.03%            5.98%           9.46%           26.72%      (18.80)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $1,046,146       $1,121,476      $1,238,948       $1,214,960     $890,740
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $1,054,522       $1,156,299      $1,216,081       $1,003,396     $999,275
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                         1.19%            1.26%           1.39%            1.10%        0.94%
Total expenses                                                0.66% 4,5        0.67% 6         0.67% 6          0.70% 6      0.69% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        100%              88%             82%              85%          98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Voluntary waiver of affiliated funds management fees less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.66%

6. Reduction to custodian expenses less than 0.01%.

SERVICE SHARES  YEAR ENDED DECEMBER 31,                       2006             2005            2004             2003         2002
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    21.63       $    20.70      $    19.10       $    15.26     $  18.95
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .22 1            .21 1           .25 1            .14          .13
Net realized and unrealized gain (loss)                       2.95              .96            1.49             3.85        (3.70)
                                                        ----------------------------------------------------------------------------
Total from investment operations                              3.17             1.17            1.74             3.99        (3.57)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.22)            (.24)           (.14)            (.15)        (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    24.58       $    21.63      $    20.70       $    19.10     $  15.26
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           14.76%            5.74%           9.15%           26.44%      (18.99)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $1,099,293       $  598,348      $  372,845       $  166,717     $ 51,929
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  810,181       $  462,272      $  262,660       $   98,210     $ 34,604
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                         0.95%            1.02%           1.30%            0.83%        0.87%
Total expenses                                                0.91% 4,5        0.91% 6         0.92% 6          0.96% 6      0.84% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        100%              88%             82%              85%          98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Voluntary waiver of affiliated funds management fees less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.91%

6. Reduction to custodian expenses less than 0.01%.

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INFORMATION AND SERVICES
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For More Information on Oppenheimer Main Street Fund(R)/VA
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The following additional information about the Fund is available without charge upon request:
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Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports

Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
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How to Get More Information
------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:
------------------------------------------------------------------------------
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By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
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Denver, Colorado 80217-5270
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On the Internet:
You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange
Commission at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington,
D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108

PR0650.001.0407                           [logo]              OppenheimerFunds
Distributor, Inc.
Printed on recycled paper

                          Appendix to prospectus of

                     Oppenheimer Main Street Fund(R)/ VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer Main Street
Fund(R)/VA (the "Fund") under the heading "Annual Total Return (as of December
31 each year)":

      A bar chart will be included in the prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

Calendar Year Ended       Annual Total Returns

        12/31/97                   32.48%
        12/31/98                    4.70%
        12/31/99                   21.71%
        12/31/00                   -8.78%
        12/31/01                   -10.16%
        12/31/02                   -18.80%
        12/31/03                   26.72%
        12/31/04                    9.46%

       12/31/05                    5.98%
       12/31/06                    15.03

Oppenheimer
Main Street Small Cap Fund(R)/VA
A series of Oppenheimer Variable
Account Funds

Prospectus dated April 30, 2007

                                         Oppenheimer Main Street Small Cap
                                         Fund(R)/VA is a mutual fund that seeks
                                         capital appreciation. The Fund invests
                                         mainly in common stocks of "small-cap"
                                         companies.

                                               Shares of the Fund are sold only
                                         as an underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are eligible to purchase
                                         Service shares of the Fund.
                                                This prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         prospectus (and your insurance product
As with all mutual funds, the            prospectus) carefully before you
Securities                               invest and keep them for future
and Exchange Commission has not          reference about your account.
approved or disapproved the Fund's
securities nor has it determined that
this prospectus is accurate or
complete.

It is a criminal offense to represent
otherwise.

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

About the Fund

The Fund's Investment Objective and Principal Investment Strategies

What is the Fund's Investment Objective? The Fund seeks capital appreciation.

What Does The Fund Mainly Invest In?  The Fund invests mainly in common stocks of small-capitalization ("small cap") U.S. companies that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), believes have favorable business trends or prospects. Under normal market conditions, the
Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization.  These may include common stocks and other equity securities of "growth" and/or "value" companies. A "value" investment style attempts to find companies whose securities are believed to be undervalued in the marketplace. A "growth" investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The Fund incorporates a blended style of investing combining both growth and value styles.

      The Fund currently considers an issuer having a market capitalization of up to $3 billion to be a "small-cap" issuer. The Fund measures an issuer's market capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $3 billion. Over time, the Fund may change the range of asset capitalizations it uses to define "small-cap" issuers, as market conditions change. The Fund's investment program is more fully explained in "About the Fund's Investments,"
below.

---------------------------------------------------------------------
      What is "Market Capitalization"?
---------------------------------------------------------------------
---------------------------------------------------------------------
      In general, a company's market capitalization is the value of a company determined by the total market value of its issued and outstanding common stock.
---------------------------------------------------------------------

How Do The Portfolio Managers Decide What Securities To Buy Or Sell?  In
selecting securities for purchase or sale by the Fund, the Fund's portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment.
While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process involves the use of:

o     Multi-factor quantitative models: These include a group of "top-down"
      models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by industries and value or growth styles. A group of "bottom up" models helps to rank stocks in a universe, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.
o     Fundamental research: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
o     Judgment: The portfolio is then continuously re-balanced by the portfolio managers, based upon the quantitative tools and quantitative factors described above.

      In seeking broad diversification of the Fund's portfolio, the portfolio managers currently search primarily for the following characteristics
(although these may vary over time and in different cases):
o     Companies with a small market capitalization, primarily up to $3 billion.
o     Companies with financial characteristics attractive under the quantitative models.
o     Companies experiencing positive changes in operations due to enhanced competitive ability and/or beneficial industry trends.

      The portfolio managers employ a disciplined approach in deciding whether to sell particular portfolio securities based on quantitative models and fundamental research.  If a particular stock exhibits the following factors, among others, they will consider selling the stock:
o     deterioration in a company's expected earnings or cash flow;
o     change in valuation as determined by multiple variables including:
      earnings, cash flow and book value; or
o     analysis of a company's balance sheet suggests less attractive earnings potential.

      In addition, if the reason that the portfolio managers originally purchased the stock of a particular company materially changes, they may decide to sell the stock.

Who is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term from investments in small-cap stocks. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund focusing on small-cap stocks. Since the Fund does not invest for income and the income from its investments will likely be small, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have some degree of risk. The Fund's investments are subject to changes in their value from a number of factors described below.
Investments in stocks can be volatile and are subject to changes in general stock market movements (this is referred to as "market risk"). There is also the risk that poor security selection by the Manager may cause the Fund to underperform other funds having a similar objective. The Fund may also be subject to the risk that economic or other events can have a negative effect on particular industries that might have a relatively greater weighting in the Fund's portfolio (this is referred to as "industry risk"). There is also the risk of a negative change in the value of a particular stock because of an event affecting a particular issuer.  The Fund can also buy foreign securities that have special risks not associated with investments in domestic securities, such as the effects of currency fluctuations on relative prices.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its assets in investments in any one industry.

      However, changes in the overall market prices of securities can occur at any time. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change.
The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

      |X| Risks of Investing In Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great.  Because the Fund invests primarily in common stocks of small-cap companies, the value of the Fund's portfolio will be affected by changes in the stock market and the special economic and other factors that might primarily affect the prices of small cap stocks.

      The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.  The Fund currently focuses its stock investments in U.S.
issuers and accordingly will be affected primarily by changes in U.S. stock markets.

      Securities in the Fund's portfolio may not increase as much as the market as a whole. Some small cap securities may be inactively traded, and therefore, may not be readily bought or sold.  Although profits in some Fund holdings may be realized quickly, investors should not expect the Fund's investments to appreciate rapidly.  Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

      |X| Industry, Sector and Investment Style Focus.  At times the Fund may increase the relative emphasis of its investments in a particular industry or sector, and in the growth or value investment styles. The prices of stocks of issuers in a particular industry, sector or investment style may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector or style more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, sector or investment style, its share values may fluctuate in response to events affecting that industry, sector or investment style.  To some extent that risk may be limited by the Fund's policy of not concentrating 25% or more of its assets in investments in any one industry.

      Growth and value investment styles each have their own investment risks, and either may be out of favor at any point in time.  Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies. If the company's earnings growth or stock price fails to increase as expected, the stock price of a growth company may decline sharply.  If value stocks prove not to be undervalued, the stock price may not appreciate and may even decline.

      |X| Special Risks of Small-Cap Stocks. The Fund focuses its investments on securities of companies having a small market capitalization, which can include both established and newer companies. While newer emerging growth companies might offer greater opportunities for capital appreciation than more established companies, they involve substantially greater risks of loss and price fluctuations than more-established issuers.

      Small-cap companies may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. Their stocks may be less liquid than those of larger issuers. That means the Fund could have greater difficulty selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility. That factor increases the potential for losses to the Fund. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

      |X| How Risky is the Fund Overall? The risks described above
collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks.
These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

In the short term, the market for small-cap stocks can be volatile, and the price of the Fund's shares can go up and down substantially. The Fund generally does not use income-producing investments to help cushion the
Fund's total return from changes in stock prices. The Fund is a very aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving greater gains. It generally may be less volatile than funds focusing on emerging markets but its share price is likely to fluctuate more than the price of shares of Funds emphasizing large-cap stocks.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table  below show one measure of the risks of  investing  in the Fund, by showing changes in the Fund's  performance for Non-Service shares from year to year for the last ten eight  calendar  years and by  showing  how the average  annual total returns of the Fund's shares  compared to those of a broad-based  market index.  Because the Fund's Service shares are subject to a service fee,  their  performance is expected to be lower for any given period.
The Fund's past  investment  performance  is not  necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 49.05% (4 Qtr 99) and the lowest return (not annualized) for a calendar quarter was -18.40% (1 Qtr 01).

------------------------------------------------------------------------------------

Average Annual Total Returns                      5 Years            10 Years
for    the    periods    ended                  (or life of     (or life of class,
December 31, 2006                 1 Year      class, if less)        if less)

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Oppenheimer Main Street Small     15.00%           12.92%              8.95%
Cap Fund(R)/VA
Non-Service Shares

 (inception 5/1/98)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Oppenheimer  Main Street Small    14.66%           12.70%             12.41%
Cap Fund(R)/VA
Service Shares
 (inception 7/16/01)

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Russell 2000(R)Index               18.37%         11.39%(1)           7.15%(1)
                                                                     10.75%(2)

------------------------------------------------------------------------------------

   From 4/30/98.
2     From 7/31/01.

The Fund's average annual total returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to Fund's performance is compared to the Russell 2000
Index, an unmanaged index of equity securities of small capitalization companies that is a measure of the small company market. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund's investments vary from those in the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2006.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.72%                   0.72%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and Service

(12b-1) Fees                               n/a                    0.25%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.05%                   0.03%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.77%                   1.00%

--------------------------------------------------------------------------------

Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees,  and  accounting and legal expenses the Fund pays. The
Fund's   transfer  agent  has   voluntarily   agreed  to  limit  transfer  and
shareholder  servicing agent fees to 0.35% per fiscal year, for both classes .
That  undertaking  may be amended  or  withdrawn  at any time.  For the Fund's fiscal year ended  December 31, 2006,  the transfer  agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $79         $247        $429         $958

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $103        $320        $555        $1,231

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks.  The allocation of the
Fund's portfolio among the different types of permitted investments will vary over time based on the Manager's evaluation of economic and market trends.
The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      In addition to quantitative research focusing on small cap stocks, the
Manager tries to reduce risk by carefully controlling the portfolio weight of any one security in the Fund. The Fund attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its total assets in investments in any one industry. The share prices of the
Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Small-Cap Stocks. The Fund invests mainly in a diversified portfolio of common stocks of small-cap companies to seek capital appreciation. Small-cap growth companies could include, for example, companies that are developing new products or services, that have relatively favorable prospects, or that are expanding into new and growing markets. They may provide new products or services that can enable them to capture a dominant or important market position. They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies. Small-cap value companies meet valuation parameters (such as the P/E ratio) that may indicate that they are less expensive than other small-cap companies.

      The Manager currently defines small-capitalization issuers as those issuers having a market capitalization of up to $3 billion.  However, this definition of a "small-cap" issuer is subject to change.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities.

      To the extent that a fund invests significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as
"price arbitrage"). Certain Oppenheimer funds that invest a significant amount of their assets in small-cap securities impose a 2% redemption fee in certain circumstances to attempt to deter such price arbitrage. Such price arbitrage, if otherwise successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

      |X| Investing in Unseasoned Companies.  The Fund can invest in
unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Because these companies have a limited operating history and may be more dependent on the efforts of individual managers, their securities may have limited liquidity and their prices may be very volatile. The Fund currently does not intend to invest more than 20% of its net assets in these securities.

      Newer companies typically retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time after the Fund buys their stock. However, the Fund does not have current income as a goal.

|X|   Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of
100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can The Fund's Investment Objective And Policies Change?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Shareholders will receive 60 days advance notice of any change in the 80% requirement described above under "What Does The Fund
Mainly Invest in?"  Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares.
The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of
Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      |X| Other Equity Securities. While the Fund emphasizes investments in common stocks, it may also buy preferred stocks and securities convertible into common stock. Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claims for dividends and on assets if the issuer is liquidated or becomes bankrupt.  While some convertible securities are debt securities, the Manager considers some of them to be
"equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of other debt securities. Nevertheless, convertible securities are subject to both
"credit risk" (the risk that the issuer will not pay interest or repay principal in a timely manner) and "interest rate risk" (the risk that the prices of the securities will be affected inversely by changes prevailing interest rates). If the Fund buys convertible securities (or other debt securities) it will focus primarily on investment-grade securities, which pose less credit risk than lower-grade debt securities.

Other Investments. The Fund's investments are not limited only to small-cap issuers.  Under normal market conditions, up to 20% of the assets of the Fund can be invested in securities of mid and large capitalization companies, if the Manager believes they offer opportunities for growth.

Special Risks of Initial Public Offerings (IPOs).  The Fund has no limit on the amount of its assets that can be invested in IPOs.  By definition, securities issued in IPOs have not traded publicly until the time of their offerings.  Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading.  The market for those securities may be unseasoned.  The issuer may have a limited operating history.  These factors may contribute to price volatility.  The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them.  Many
      IPOs are by small-or micro-cap companies that are undercapitalized.

      |X| Foreign Securities.  The Fund can buy securities of companies or governments in any country, developed or underdeveloped. While there is no limit on the amount of the Fund's assets that may be invested in foreign securities, the Manager does not currently plan to invest significant amounts of the Fund's assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks, such as the effects of a change in value of a foreign currency against the U.S. dollar, which will result in a change in the U.S. dollar value of securities denominated in that foreign currency.

      The value of foreign investments may be affected by exchange control regulations, currency devaluations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Additionally, if the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the
Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%.
Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Derivative Investments. The Fund can invest in a number of
different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the
Fund might use may be considered "derivative" investments. The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

      |X| Hedging. The Fund can buy and sell futures contracts, put and call options, forward contracts and options on futures and securities indices.
These are all referred to as "hedging instruments." Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market. There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and can increase portfolio turnover. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.

      |X| Investments in Oppenheimer Institutional Money Market Fund. The
Fund can invest its free cash balances in the Class E shares of Oppenheimer
Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money
Market Fund's Class E expenses, including its advisory fee. However, the
Manager will waive a portion of the Fund's advisory fee to the extent of the
Fund's share of the advisory fee paid by the Oppenheimer Institutional Money
Market Fund.

      |X| Temporary Defensive and Interim Investments.  In times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies.  Generally such investments would include cash or cash equivalents, such as U.S. Treasury Bills and other short-term U.S. government obligations or high-grade commercial paper, money market instruments and repurchase agreements. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

      |X| Loans of Portfolio Securities. The Fund has entered into a
Securities Lending Agreement with JP Morgan Chase. Under that agreement portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with the
Fund's Securities Lending Guidelines, adopted by the Fund's Board of
Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's net assets. Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed to be in sound financial condition and when, in the Manager's judgment, the income earned would justify the risks.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters.
These required filings are publicly available at the Securities and Exchange
Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $_______ billion in assets as of March 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

      Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: the Fund pays 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next
$200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets over $800 million. The Fund's management fee for its fiscal year ended
December 31, 2006, was  0.72% of the Fund's average annual net assets for each class of shares.

      A discussion  regarding the basis for the Board of Trustees' approval of the Fund's  investment  advisory  contract is available  in the Fund's  Annual
Report to shareholders for the year ended December 31, 2006.

      Portfolio Managers. The Fund's portfolio is managed by Nikolaos D.
Monoyios and Mark Zavanelli who are primarily responsible for the day-to-day management of the Fund's investments.

Mr. Monoyios has been a manager of the Fund's portfolio since October 2003.
He is a Chartered Financial Analyst and has been a Senior Vice President of the Manager since October 2003.  He was a Vice President of the Manager from
April 1998 through September 2003.  He is an officer of other portfolios in the OppenheimerFunds complex.

Mr. Zavanelli is a Chartered Financial Analyst and has been a Vice President of the Manager since November 2000.  Prior to joining the Manager in May
1998, Mr. Zavanelli was President of Waterside Capital Management, a
registered investment adviser, from August 1995 through April 1998.  He is an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

|X|   Pending Litigation. A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent (and other defendants) in the U.S. District Court for the Southern District of New York
on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of
1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10,
2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, the
Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings.

INVESTING IN THE Fund

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, increase the Fund's transaction and administrative costs and/or affect the Fund's performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of
Fund assets the portfolio manager maintains in cash or cash equivalents from time to time, and the aggregate dollar amount, number and frequency of trades. If large dollar amounts are involved in redemption transactions, the
Fund might be required to sell portfolio securities at unfavorable times to meet such requests, and the Fund's transaction or administrative expenses might be increased.

Limits on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to detect and prevent frequent and/or excessive purchase and redemption activity.

o     The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies. The Transfer Agent will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to review the transaction activity by the contract or policy holders in their respective accounts, and to take appropriate action, and to confirm to the
         Transfer Agent that appropriate action has been taken, to curtail any excessive trading activity.

o     The Transfer Agent will, subject to the limitations described in this section, limit or terminate trading activity by any person, group or account that it believes would be excessive or disruptive. The
         Transfer Agent will evaluate this on a case by case basis and the limitations placed on trading may vary between accounts. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. If the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Monitoring the Policies. These policies and procedures are administered by the Fund's Transfer Agent. However, the Transfer Agent presently does not have the ability to monitor trading activity of accounts held by underlying contract or policy owners within the accounts of a participating insurance company. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and cooperation of each participating insurance company in monitoring and controlling transactional activity of contract or policy owners who own interests in the insurance company's accounts. The Fund has asked its participating insurance companies for their cooperation in trying to prevent excessive short term trading activity in their separate accounts by contract or policy owners or their financial advisers.

      Periodic asset allocation and re-balancing of a portion of the Fund shares held in accounts of contract or policy owners is generally not considered by the Transfer Agent to be "excessive trading." Participating insurance companies may have their own policies and procedures limiting trading among investments held in the accounts of their contract or policy owners. The Transfer Agent has advised those participating insurance companies that certain types of trading activity, such as making an
"exchange" out of the Fund within 30 days of buying shares (by the sale of the recently purchased Fund's shares and the purchase of shares of another
Fund), or making more than six "round trip exchanges" between funds in a year is considered by the Transfer Agent to be "excessive trading" activity.
Participating insurance companies have been asked to monitor for and to deter such activity, but have no obligation to do so. There is no guarantee that the policies and procedures described above will be effective to enable the
Fund's Transfer Agent to identify and deter excessive short-term trading.

      Each participating insurance company may impose its own restrictions or limitations to discourage short-term or excessive trading.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no assurance that the Fund, the Transfer Agent or the participating insurance companies will be successful in curbing short-term or excessive trading.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.
Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.]

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's
Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of "time-zone arbitrage"
describes effects that the Fund's fair value pricing policy is intended to counteract

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund currently offers only two classes of shares. The classes of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The classes of shares that are not subject to a Plan has no class "name"
designation, but is referred to herein as "Non-Service shares." The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
the next regular business day at the office of its Transfer Agent in
Colorado. The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the
Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,             2006          2005         2004         2003        2002
----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  17.18       $ 16.05      $ 13.44      $  9.31     $ 11.05
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .08 1         .04 1        .01 1       (.03)       (.01)
Net realized and unrealized gain (loss)                    2.46          1.51         2.60         4.16       (1.73)
                                                       ---------------------------------------------------------------
Total from investment operations                           2.54          1.55         2.61         4.13       (1.74)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.03)           --           --           --          --
Distributions from net realized gain                       (.54)         (.42)          --           --          --
                                                       ---------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.57)         (.42)          --           --          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  19.15       $ 17.18      $ 16.05      $ 13.44     $  9.31
                                                       ===============================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        15.00%         9.92%       19.42%       44.36%     (15.75)%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 81,405       $44,820      $38,636      $27,551     $19,577
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 62,659       $39,708      $30,871      $20,271     $20,505
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.46%         0.23%        0.06%       (0.30)%     (0.09)%
Total expenses                                             0.77% 4,5     0.81% 6      0.83% 6      1.01% 6     1.00% 6
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     110%          110%         147%         130%        121%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Voluntary waiver of affiliated funds management fees less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006           0.77%

6. Reduction to custodian expenses less than 0.01%.

SERVICE SHARES     YEAR ENDED DECEMBER 31,                  2006         2005           2004         2003        2002
------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   17.06     $  15.97       $  13.40      $  9.29     $ 11.05
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 .04 1         -- 1,2       (.02) 1      (.02)       (.01)
Net realized and unrealized gain (loss)                     2.42         1.51           2.59         4.13       (1.75)
                                                       -----------------------------------------------------------------
Total from investment operations                            2.46         1.51           2.57         4.11       (1.76)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          -- 2         --             --           --          --
Distributions from net realized gain                        (.54)        (.42)            --           --          --
                                                       -----------------------------------------------------------------
Total dividends and/or distributions to shareholders        (.54)        (.42)            --           --          --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $18.98     $  17.06       $  15.97      $ 13.40     $  9.29
                                                       =================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         14.66%        9.71%         19.18%       44.24%     (15.93)%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 636,430     $314,868       $173,612      $62,660     $ 6,111
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 479,456     $221,324       $112,279      $25,018     $ 2,228
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                0.23%        0.02%         (0.14)%      (0.43)%     (0.26)%
Total expenses                                              1.00% 5      1.04%          1.06%        1.23%       1.21%
Expenses after payments and waivers and reduction to
custodian expenses                                          1.00%        1.04%          1.06%        1.23%       1.19%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      110%         110%           147%         130%        121%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006           1.00%

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INFORMATION AND SERVICES
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For More Information on Oppenheimer Main Street Small Cap VA
--------------------------------------------------------------------------------
The following additional information about the Fund is available without charge upon request:
------------------------------------------------------------------------------
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Statement of Additional Information

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This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

------------------------------------------------------------------------------

Annual and Semi-Annual Reports

------------------------------------------------------------------------------
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
How to Get More Information
------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Telephone:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Call OppenheimerFunds Services toll-free: 1.800.981.2871
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By Mail:
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Write to:
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OppenheimerFunds Services
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P.O. Box 5270
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Denver, Colorado 80217-5270
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On the Internet:
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You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange
Commission at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington,
D.C. 20549-0102.

------------------------------------------------------------------------------

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108

PR0297.001.0407                           [logo]              OppenheimerFunds
Distributor, Inc.
Printed on recycled paper

                         Appendix to prospectus of

                Oppenheimer Main Street Small Cap Fund(R)/VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer Main Street
Small Cap Fund(R)/VA (the "Fund") under the heading "Annual Total Return (as of
December 31 each year)":

      A bar chart will be included in the prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the seven most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

Calendar Year Ended       Annual Total Returns
        12/31/99                   46.56%
        12/31/00                   -18.34%
        12/31/01                   -0.36%
        12/31/02                   -15.75%
        12/31/03                   44.36%
        12/31/04                   19.42%

       12/31/05                    9.92%
       12/31/06                    15.00%

Oppenheimer
MidCap Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2007

                                         Oppenheimer MidCap Fund/VA is a mutual
                                         fund that seeks capital appreciation
                                         by investing in "growth type"
                                         companies. It currently emphasizes
                                         investments in common stocks of
                                         companies having a market
                                         capitalization between $2 billion and
                                         $11.5 billion.

                                               Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are eligible to purchase
                                         Service shares of the Fund.
                                               This prospectus contains
                                         important information about the Fund's
                                         objective, investment policies,
                                         strategies and risks. Please read this
                                         prospectus (and your insurance product
                                         prospectus) carefully before you
As with all mutual funds, the            invest and keep them for future
Securities                               reference about your account.
and Exchange Commission has not
approved or disapproved the Fund's
securities nor has it determined that
this prospectus is accurate or
complete.

It is a criminal offense to represent
otherwise.

Contents

            About the Fund
------------------------------------------------------------------------------

            The  Fund's   Investment   Objective  and   Principal   Investment
Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            Investing in the Fund
------------------------------------------------------------------------------

            How to Buy and Sell Shares

            Dividends, Capital Gains and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What is the Fund's Investment Objective? The Fund seeks capital appreciation by investing in "growth type" companies.

What Does the Fund Mainly Invest In? The Fund invests mainly in equity securities, such as common and preferred stocks and securities convertible into common stock. It invests primarily in equity securities of U.S.
companies. Under normal market conditions, as a non-fundamental policy, the
Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that have a market capitalization of between $2 billion and $11.5 billion (referred to as "mid-cap" stocks).
The Fund's non-fundamental policy of investing at least 80% of its net assets in these investments will not be changed by the Fund's Board of Trustees without first providing shareholders 60 days' written notice.

      |X| How Does the Portfolio Manager Decide What Securities to Buy or
Sell? The Fund's portfolio manager looks for high-growth companies using a
"bottom-up" stock selection process. The "bottom-up" approach focuses on fundamental analysis of individual issuers before considering overall economic, market or industry trends. The stock selection process includes analysis of other business and economic factors that might contribute to the company's stock appreciation. The portfolio manager also looks for companies with revenues growing at above-average rates that might support and sustain above-average earnings. While this process and the inter-relationship of the factors used may change over time, and its implementation may vary in particular cases, the portfolio manager currently searches primarily for stocks of companies having the following characteristics:

o     Market capitalization between $2 billion and $11.5 billion;
o     What the portfolio manager believes to be an above-average rate of high quality, sustainable growth;
o     Experienced management teams with proven records;
o     Industry leaders with competitive advantages;
o     High quality companies with strong financials including low debt.

      If the portfolio manager discerns a slowdown in the company's internal revenue growth or earnings growth or a negative movement in the company's fundamental economic condition, he will consider selling that stock if there are other investment alternatives that offer what he believes to be better appreciation possibilities.

Who is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a growth fund focusing on mid-cap stock investments. The
Fund does not seek current income and the income from its investments will likely be small. It is not designed for investors needing current income or preservation of capital. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), will cause the
Fund to underperform other funds having similar objectives.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets and special economic and other factors that might primarily affect the prices of mid-cap stocks in the market. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

SPECIAL RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may offer greater capital appreciation potential than investments in large capitalization companies, they may also present greater risks. Mid-cap stocks tend to be more sensitive to changes in an issuer's earnings expectations.
They tend to have lower trading volumes than large capitalization securities.
As a result, they may experience more abrupt and erratic price movements.

      Since mid-cap companies typically reinvest a high proportion of earnings in their own businesses, they may lack the dividend yield that can help cushion their total return in a declining market. Many mid-cap stocks are traded in over-the-counter markets and therefore may be less liquid than stocks of larger exchange-traded issuers. That means the Fund could have greater difficulty selling a security at an acceptable price, especially in periods of market volatility, which increases the potential for losses to the
Fund.

RISKS OF GROWTH STOCKS. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies.
They have greater risks if the company's earnings growth or stock price fails to increase as expected.

INDUSTRY AND SECTOR FOCUS. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector.

How Risky is the Fund Overall? The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      The Fund focuses its investments on mid-cap equity securities for long-term growth, and in the short term, they can be volatile. The price of the Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices, except for defensive purposes. In the
OppenheimerFunds spectrum, the Fund is an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving greater gains. In the short-term the Fund may be less volatile than small-cap and emerging markets stock funds, but it may be subject to greater fluctuations in its share prices than funds that emphasize large capitalization stocks, or funds that focus on both stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance for Non-Service shares from year to year for the last ten calendar years and by showing how the average annual total returns compared to those of  two broad-based market indices. Because the Fund's Service shares are subject to a service fee, their performance is expected to be lower for any given period. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]
Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 45.84% (4th Q'99) and the lowest return (not annualized)
for a calendar quarter was -31.01% (4th Q'00).

---------------------------------------------------------------------------------
Average Annual Total

Returns for the periods  -----------------      5 Years            10 Years
ended December 31, 2006       1 Year       (or life of class  (or life of class

                                                if less)           if less)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Oppenheimer MidCap             2.96%             4.67%              5.85%
Fund/VA Non-Service
Shares (inception date:

8/15/86)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

S&P 500 Index                  2.70%             4.39%              -7.50%

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

S&P 500 Index                 15.78%             6.18%              8.42%
                                                                   1.58%(1)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Russell Midcap(R)Growth        10.66%             8.22%              8.62%
Index                                                             -0.39%(1)

---------------------------------------------------------------------------------

1.    From 10/31/2000.

The Fund's average annual total returns measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the S&P 500 Index and the Russell Midcap(R)Growth
Index. The indices' performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund's investments vary from those in the indices.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2006.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                           0.67%                   0.67%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and Service                   None                   0.25%
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                            0.02%                   0.05%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses           0.69%                   0.97%
--------------------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The
Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year, for both classes.
That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Non-Service Shares             $71         $221        $385         $861
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Service Shares                 $99         $310        $539        $1,195
------------------------------------------------------------------------------

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the
Fund's portfolio among different investments will vary over time based on the
Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described in this prospectus. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its assets in companies in any one industry. However, changes in the overall market prices of securities can occur at any time. The share prices of the
Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

Mid-Cap Stock Investments. Mid-cap companies are those that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned management teams. The portfolio manager searches for stocks of mid-cap companies that have the financial stability approximating that of larger companies and the high growth potential associated with smaller companies. The portfolio manager will not normally invest in stocks of companies in "turnaround" situations until the company's operating characteristics have improved.

      In general, growth companies tend to retain a large part of their earnings for research, development or investment in capital assets.
Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time. They are selected for the Fund's portfolio because the Manager believes the price of the stock will increase over the long term.

      The Fund's investments are not limited only to mid-cap issuers, and under normal market conditions the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in stocks of companies in other market capitalizations, if the Manager believes they offer opportunities for growth.

      The Fund measures the market capitalization of an issuer at the time of investment to determine if it fits within the Fund's mid-cap definition.
Because the relative sizes of companies change over time as the stock market changes, the Fund's definition of what is a "mid-cap" company may change over time as well. Also, as individual companies grow, they may no longer fit within the Fund's definition of a "mid-cap" issuer after the Fund buys their stock. While the Fund is not required to sell stocks of companies whose market capitalizations grow beyond the Fund's mid-cap definition, the Manager might sell some of those holdings to try to lower the median capitalization of its portfolio (measured on a dollar weighted basis). This could cause the
Fund to realize capital gains on its investments, which could increase taxable distributions to shareholders. Of course, there is no assurance that mid-cap stocks will grow in value.

            Cyclical Opportunities. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the Manager believes they have growth potential. For example, when the economy is expanding, companies in the consumer cyclicals and technology sectors may benefit and offer long-term growth opportunities. The Fund focuses on seeking growth over the long term, but may seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares.
The Fund's objective is a fundamental policy. Other Investment restrictions that are fundamental policies are listed in the Statement of Additional
Information. An investment policy or technique is not fundamental unless this prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

Other Equity Securities. While the Fund emphasizes investments in common stocks, it can also buy preferred stocks, warrants and securities convertible into common stock. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of other debt securities.

      The Fund will not invest more than 5% of its net assets in convertible securities that are rated below investment grade by a nationally recognized rating organization such as Moody's Investors Service or that are assigned a comparable rating by the Manager. "Investment grade" securities are debt securities in the four highest ratings categories of ratings organizations or unrated securities assigned a comparable rating by the Manager. Lower-grade securities may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in investment-grade securities. Debt securities are subject to credit risk (the risk that the issuer will not make timely payments of interest and principal) and interest rate risk (the risk that the value of the security will fall if interest rates rise).

Investing in Small, Unseasoned Companies. The Fund can invest in small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors.
      These securities may have limited liquidity, which means that the Fund might not be able to sell them quickly at an acceptable price. Their prices may be very volatile, especially in the short term.

Special Risks of Technology Stocks. The Fund may also invest in technology companies. The types of companies the Manager considers to be technology companies can be expected to change over time as developments in technology occur. To the extent the Fund is invested in stocks of technology companies, the value of the Fund's shares is particularly vulnerable to risks affecting technology companies and/or companies having investments in technology, including market and economic events that affect those technology companies.

     The stock prices of technology companies during the past few years have been highly volatile, largely due to the rapid pace of product change and development within this sector. This phenomenon may also result in future stock price volatility. In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.

Foreign Investing. The Fund can buy securities in any country, including developed countries and emerging markets. The Fund has no limits on the amount of its assets that can be invested in foreign securities, but has adopted an operating policy limiting its investments in foreign securities to 25% of its total assets. It does not expect to invest substantial amounts of its assets in foreign stocks.

Special Risks of Foreign Investing. While foreign securities may offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject
      to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Securities in underdeveloped countries may be more difficult to sell and their prices may be more volatile. These risks could cause the prices of foreign stocks to fall and could therefore decrease the Fund's share prices.

      Additionally, if the Fund invests a significant amount of its assets in foreign securities, it might expose the Fund to "time-zone arbitrage"
      attempts by investors seeking to take advantage of the differences in the value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock
      Exchange ("NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of
      "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board of Trustees believe to be their fair value, may help deter those activities.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of
      "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the
      Fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased value. The
      Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

      Derivatives have special risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks, the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. If that happens, the Fund's share prices could fall. Certain derivative investments held by the Fund may be illiquid.

o     Hedging. The Fund can buy and sell certain futures contracts, put and call options, including options on futures and broadly-based securities indices, swaps, forward contracts and other derivative instruments.
      These investments are referred to as "hedging instruments." The Fund has limits on its use of hedging instruments, does not currently use hedging extensively and is not required to use hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes.

      The Fund can buy and sell hedging instruments for a number of purposes.
      It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.
      Foreign currency options can be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      There are special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If an investment that is subject to a covered call written by the Fund increases in value above the call price, the Fund may be required to sell the investment at the call price and may not be able to realize any gain above that price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund's return.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can
      invest its free cash balances in the Class E shares of Oppenheimer
      Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended.
      It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money Market Fund's Class E expenses, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee it receives from the Oppenheimer Institutional Money
      Market Fund.

Temporary Defensive and Interim Investments. In times of adverse unstable market, or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Fund's principal investment strategies. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. They could include other investment grade debt securities.
      The Fund might also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

Portfolio Turnover. The Fund can engage in active and frequent short-term trading to try to achieve its objective. It might have a portfolio turnover rate in excess of 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). If the Fund realizes capital gains when it sells its portfolio investments, generally it must pay those gains out to shareholders, increasing their taxable distributions. The Financial
      Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission (the
"SEC") no later than 60 days after the close of its first and third fiscal quarters. These required filings are publicly available at the SEC.
Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $245 billion in assets as of March 31, 2007, including other Oppenheimer funds with more than
6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

|X|   Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for its fiscal year ended December 31, 2006, was 0.67% of the Fund's average annual net assets for each class of shares.

      A discussion  regarding the basis for the Board's approval of the Fund's investment  advisory  contract is  available  in the Fund's  Annual  Report to shareholders for the year ended December 31, 2006.

      |X| Portfolio Manager. The portfolio manager of the Fund is John
O'Hare.  Mr. O'Hare has been the person principally responsible for the day-to-day management of the Fund's portfolio since October 2003.

      Mr. O'Hare, CFA, has been a Vice President of the Manager and of the
Fund since September 2003.  Prior to joining the Manager, Mr. O'Hare was an
Executive Vice President and Portfolio Manager at Geneva Capital Management,
Ltd. from June 2000 to August 2003. He is an officer and portfolio manager of other funds in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts he manages and his ownership of the Fund shares.

|X|   Possible Conflicts of Interest. The investment activities of the
Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another such fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. For example, the
Fund may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

      Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the Fund. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the
Fund invests in. For example, the Fund may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

      The Manager and its affiliates are not obligated to make available to the Fund's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the
Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

      The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Fund's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, may increase the Fund's transaction and administrative costs and/or may affect the Fund's performance. For example, if large dollar amounts were involved in redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet such redemption requests, and the Fund's transaction or administrative expenses might be increased. The extent to which the Fund might be affected by such trading activity would depend on various factors, such as the current asset size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

o     The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be
"excessive," such as making a "transfer" out of the Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the
Fund and to execute Fund instructions to restrict trading in Fund shares.

      A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects.
You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's transfer agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The
Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

      The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

      The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the
Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

      There is no guarantee that the policies and procedures described above will be effective to enable the Fund's Transfer Agent to identify and deter excessive short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

------------------------------------------------------------------------------

Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the NYSE or market on which the security is principally traded, that security may be valued by another method that the Board believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's
Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believes to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.  In addition, the discussion of "time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m.
Eastern time on the next regular business day at the offices of its Transfer
Agent in Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund currently offers only two classes of shares. The classes of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The classes of shares that are not subject to a Plan have no class "name"
designation, but is referred to herein as "Non-Service" shares. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company
(as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Fund receives the order from the insurance company by 9:30 a.m. Eastern time the next regular business day at the office of its Transfer Agent in Colorado.
The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the
Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the SEC, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

OPPENHEIMER MIDCAP FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,             2006              2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     49.39       $     43.97     $     36.71     $     29.23     $     40.72
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.02) 1           (.12) 1         (.15) 1         (.15)           (.10)
Net realized and unrealized gain (loss)                  1.48              5.54            7.41            7.63          (11.16)
                                                  --------------------------------------------------------------------------------
Total from investment operations                         1.46              5.42            7.26            7.48          (11.26)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --                --              --              --            (.23)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     50.85       $     49.39     $     43.97     $     36.71     $     29.23
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       2.96%            12.33%          19.78%          25.59%         (27.79)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,054,809       $ 1,227,881     $ 1,209,459     $ 1,113,743     $   979,919
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,135,831       $ 1,177,979     $ 1,124,874     $ 1,041,584     $ 1,240,435
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                     (0.04)%           (0.26)%         (0.39)%         (0.43)%         (0.29)%
Total expenses                                           0.69% 4,5         0.69% 6         0.69% 6         0.70% 6         0.68% 6
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    56%               32%             53%            154%             54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006           0.69%

5. Voluntary waiver of management fees less than 0.01%.

6. Reduction to custodian expenses less than 0.01%.

SERVICE SHARES   YEAR ENDED DECEMBER 31,                 2006              2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     48.87       $     43.64     $     36.54     $     29.13     $     40.70
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.16) 1           (.25) 1         (.27) 1           -- 2           .16
Net realized and unrealized gain (loss)                  1.48              5.48            7.37            7.41          (11.53)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         1.32              5.23            7.10            7.41          (11.37)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --                --              --              --            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     50.19       $     48.87     $     43.64     $     36.54     $     29.13
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       2.70%            11.99%          19.43%          25.44%         (28.05)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    47,131       $    36,551     $    24,151     $    11,698     $       144
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    44,273       $    28,798     $    17,579     $     3,858     $        72
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                     (0.33)%           (0.54)%         (0.68)%         (0.72)%         (0.56)%
Total expenses                                           0.97% 5           0.97%           0.99%           0.95%           1.55%
Expenses after payments and waivers and
reduction to custodian expenses                          0.97%             0.97%           0.99%           0.95%           0.98%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    56%               32%             53%            154%             54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006          0.97%

INFORMATION AND SERVICES

For More Information on Oppenheimer MidCap Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108

PR0620.001.0407                           [logo]              OppenheimerFunds
Distributor, Inc.
Printed on recycled paper

                         Appendix to Prospectus of
                        Oppenheimer MidCap Fund/VA
             (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer MidCap
Fund/VA (the "Fund") under the heading "Annual Total Return (as of
December 31 each year)":

 A bar chart will be included in the prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in Non-Service shares of the Fund for each of the 10 most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

Calendar
Year

Ended                   Annual Total Returns
12/31/97                 11.67%
12/31/98                  12.36%
12/31/99                  83.60%
12/31/00                  -11.24%
12/31/01                  -31.27%
12/31/02                  -27.79%
12/31/03                   25.59%
12/31/04                   19.78%
12/31/05                   12.33%
12/31/06                     2.96%

Oppenheimer
Money Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2007                Oppenheimer Money Fund/VA is a
                                         money market mutual fund. Its goal is
                                         to seek the maximum current income
                                         from investments in money market
                                         securities that is consistent with low
                                         risk and maintenance of liquidity.

                                               Shares of the Fund are sold only
                                         as an underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product.

                                               This prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future
As with all mutual funds, the            reference about your account.
Securities and Exchange Commission has
not approved or disapproved the Fund's
securities nor has it determined that
this prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Investment
Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What is the Fund's Investment Objective? The Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

What Does the Fund Mainly Invest In? The Fund invests in a variety of high-quality money market securities to seek current income. Money market securities are short-term debt instruments issued by the U.S. government, domestic and foreign corporations or financial institutions and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

      "High quality" instruments must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, a security must be determined by the
Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), to be of comparable quality to securities rated in the two highest credit-quality categories.

Who is the Fund Designed For? The Fund's shares are available only as an underlying investment option for certain variable annuities, variable life insurance policies and insurance company separate accounts. The Fund is an option under those insurance products for investors who want to earn income at current money market rates while preserving the value of their investment.
The Fund seeks to keep its share price stable at $1.00. Income on short-term securities tends to be lower than income on longer-term debt securities, so that the Fund's yield will likely be lower than the yield on longer-term fixed income funds. The Fund does not invest for the purpose of seeking capital appreciation or gains. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. Funds that invest in debt obligations for income may be subject to credit risks and interest rate risks. Credit risk is the risk that the issuer might not make timely payments of interest on the security or repay principal when it is due.  Interest rate risk is the risk that prices of debt securities are subject to change when prevailing interest rates change.  For example, when interest rates rise, the values of already-issued debt securities generally fall and they may sell at a discount from their face amount. However, the Fund's investments must meet strict standards set by its Board of Trustees following special rules for money market funds under federal law. Those rules require the Fund to maintain;
o     high credit quality in its portfolio,
o     a short average  portfolio  maturity to reduce the effects of changes in interest rates on the value of the Fund's securities, and
o     diversification  of the Fund's  investments  among issuers to reduce the effects  of a default  by any one  issuer on the value of the  Fund's shares.

      Even so, there are risks that any of the Fund's holdings could have its credit rating downgraded, or that the issuer could default, or that interest rates could rise sharply, causing the value of the Fund's investments (and its share price) to fall. If insurance products holding Fund shares redeem them at a rate greater than anticipated by the Manager, the Fund might have to sell portfolio securities prior to their maturity at a loss. As a result, there is a risk that the Fund's shares could fall below $1.00 per share.
Income on short-term securities tends to be lower than income on longer-term debt securities so the Fund's yield will likely be lower than the yield on longer-term fixed income funds. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, or that poor security selection by the Manager could cause the Fund to underperform other funds that have a similar objective.

      The Manager tries to reduce risks by diversifying investments and by carefully researching securities before they are purchased. The rate of the
Fund's income will vary from day to day, generally reflecting changes in overall short-term interest rates. There is no assurance that the Fund will achieve its investment objective.

An investment in the Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance from year to year for the last ten calendar years and average annual total returns for 1, 5 and 10 year periods. Variability of returns is one measure of the risks of investing in a money market fund. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns.]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart. If those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 1.59% (2nd Q '00) and the lowest return (not annualized) for a calendar quarter was 0.17% (3rd & 4th Q '03, 2nd Q '04).

-------------------------------------------------------------------------------
Average Annual Total Returns
for the periods ended December      1 Year          5 Years        10 Years

31, 2006

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer Money Fund/VA

(inception 4/3/85)                   4.71%           2.15%          3.63%

-------------------------------------------------------------------------------

The Fund's average annual total returns in the table measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. The total returns are not the Fund's current yield. The Fund's current yield more closely reflects the Fund's current earnings. To obtain the Fund's current
7-day yield information, please call the Transfer Agent toll-free at
1.800.225.5677.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 2006.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                                           0.45%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                     None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                                            0.04%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses                           0.49%

--------------------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The
Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended
December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

----------------------------------------------------
    1 Year       3 Years     5 Years     10 Years
----------------------------------------------------
----------------------------------------------------

     $50          $158        $275         $617

----------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies. The Fund invests in short-term money market instruments that must meet quality, maturity and diversification standards established by its Board of Trustees as well as rules that apply to money market funds under the Investment Company Act of 1940, as amended (the
"Investment Company Act"). The allocation of the Fund's portfolio among the different types of permitted investments will vary over time based on the
Manager's evaluation of investment opportunities. The Fund's portfolio might not always include all of the different types of investments described below.
The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by diversifying investments and by carefully researching investments before the Fund buys them. The rate of the
Fund's income will vary from day to day, generally reflecting changes in overall short-term interest rates.

What Types of Money Market Securities does the Fund Invest In? The following is a brief description of the types of money market securities the Fund can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. All of the Fund's investments must meet special quality requirements under the
Investment Company Act.

|X|   U.S. Government Securities. These are obligations issued or guaranteed by the U.S. government or any of its agencies or federally-chartered corporations, referred to as "instrumentalities." Some are direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and are supported by the full faith and credit of the United States. Some U.S.
government securities are supported by the right of the issuer to borrow from the U.S. Treasury. Others may be supported only by the credit of the instrumentality. The Fund's investments in U.S. government securities does not mean that its share price or returns are guaranteed or backed by the U.S.
government.

|X|   Bank Obligations. The Fund can invest in time deposits, certificates of deposit and bankers' acceptances. These investments must be:
o     obligations  of a  domestic  bank  having  total  assets  of at least $1 billion, or
o     U.S. dollar-denominated obligations of a foreign bank with total assets of at least U.S. $1 billion.

|X|   Commercial Paper. Commercial paper is a short-term, unsecured promissory note of a domestic or foreign company.

|X|   Corporate Debt Obligations. The Fund can invest in other short-term corporate debt obligations, besides commercial paper.

|X|   Other Money Market Obligations. The Fund can invest in money market obligations other than those listed above if they are subject to repurchase agreements or guaranteed as to their principal and interest by a domestic bank or by a corporation whose commercial paper may be purchased by the Fund.

      The Fund can buy other money market instruments that the Manager approves under Board approved policies. They must be U.S. dollar-denominated short-term investments that the Manager has determined have minimal credit risks. They also must be of "high quality" as determined by a national rating organization. To a limited extent the Fund may buy an unrated security that the Manager determines to have met those qualifications.

      The Fund can also purchase floating or variable rate demand notes and asset-backed securities. The Fund's investments in them may be subject to restrictions adopted by the Board from time to time. The Fund can invest in bank loan participation agreements, which are described in the Statement of
Additional Information, but has rarely done so.

What Credit Quality and Maturity and Standards Apply to the Fund's
Investments?  The Fund may buy only those securities that meet standards set in the Investment Company Act for money market funds. The Fund's Board has adopted procedures to evaluate securities that are being considered for the
Fund's portfolio and the Manager has the responsibility to implement those procedures when selecting investments for the Fund.

      In general, the Fund buys only high-quality investments that the
Manager believes present minimal credit risk at the time of purchase.
"High-quality" investments are:
      o   rated in one of the two highest short-term rating categories of two national rating organizations, or
      o   rated by one rating organization in one of its two highest rating categories (if only one rating organization has rated the
          investment), or
      o   unrated investments that the Manager determines are comparable in quality to the two highest rating categories.

      All investments the Fund makes must be denominated in U.S. dollars.

      In general, these procedures require that securities be rated in one of the two highest short-term rating categories of two national rating organizations. At least 95% of the Fund's assets must be invested in securities of issuers with the highest credit rating. In some cases, the Fund can buy securities rated by one rating organization or unrated securities that the Manager judges to be comparable in quality to the two highest rating categories.

      These procedures limit the percentage of the Fund's assets that can be invested in the securities of any one issuer (other than the U.S. government, its agencies and instrumentalities), to spread the Fund's investment risks. A security's maturity must not exceed 397 days. Finally, the Fund must maintain an average portfolio maturity of not more than 90 days, to reduce interest rate risks.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional
Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of them. These techniques involve certain risks, although some of them are designed to help reduce overall investment or market risks. The
Statement of Additional Information contains more information about some of these practices.

|X|   Floating Rate/Variable Rate Notes. The Fund can purchase notes that have floating or variable interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are adjusted automatically according to a specified market index for such investments, such as the prime rate of a bank. If the maturity of a note is more than 397 days, the Fund can buy it only if it has a demand feature. That feature must permit the Fund to recover the principal amount of the note on not more than thirty days' notice at any time, or at specified times not exceeding 397 days from the date of purchase.

|X|   Obligations of Foreign Banks and Foreign Branches of U.S. Banks. The
Fund can invest in U.S. dollar-denominated securities of foreign banks having total assets at least equal to U.S. $1 billion. It can also buy U.S.
dollar-denominated securities of foreign branches of U.S. banks. These securities have additional investment risks compared to obligations of domestic branches of U.S. banks that have total assets of at least U.S. $1 billion. Risks that may affect the foreign bank's ability to pay its debt include:
            o  political and economic developments in the country in which the bank or branch is located,
            o  imposition of withholding taxes on interest income payable on the securities,

            o  government seizure or nationalization of foreign deposits,
            o  the establishment of exchange control regulations, and
            o  the adoption of other governmental restrictions that might limit the repayment of principal and/or payment of interest on those securities.

      Additionally, not all of the U.S. and state banking laws and regulations that apply to domestic banks, and that are designed to protect depositors and investors, apply to foreign branches of domestic banks. None of those U.S. and state regulations apply to foreign banks.

|X|   Asset-Backed Securities. The Fund can invest in asset-backed securities. These are fractional interests in pools of consumer loans or other trade receivables, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund.

      These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee (by a bank or broker) or a preference right.
However, the credit enhancement may apply only to a fraction of the security's value. If the issuer of the security has no security interest in the assets that back the pool, there is a risk that the Fund could lose money if the issuer defaults.

|X|   Repurchase Agreements. The Fund can enter into repurchase agreements.
In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. The Fund's repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund might incur costs in disposing of the collateral and might experience losses if there is any delay in its ability to do so. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. It cannot invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Difficulty in selling a security may result in a loss to the Fund or additional costs.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of the first and third fiscal quarters.
These required filings are publicly available at the Securities and Exchange
Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $245 billion in assets as of \March 31, 2007, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York
10281-1008.

|X|   Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: the Fund pays 0.450% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of average annual net assets in excess of $1.5 billion. The Fund's management fee for its fiscal year ended December 31,
2006, was 0.45% of the Fund's average annual net assets.

      A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual
Report to shareholders for the year ended December 31, 2006.

|X|   Portfolio Managers. The Fund's portfolio is managed by Barry D. Weiss and Carol E. Wolf who are primarily responsible for the day-to-day management of the Fund's investments.

      Mr. Weiss has been a Vice President of the Fund and a manager of the
Fund's portfolio since July 2001. Mr. Weiss has been a Vice President of the Manager since July 2001 and of HarbourView Asset Management
Corporation since June 2003 and is an officer of other portfolios in the
OppenheimerFunds complex. He was formerly Assistant Vice President and
Senior Credit Analyst of the Manager from February 2000 through June
2001.  Prior to joining the Manager in February 2000, he was Associate
Director, Structured Finance, at Fitch IBCA Inc. from April 1998 through
February 2000.

      Ms. Wolf has been a Vice President of the Fund and a manager of the
Fund's portfolio since July 1998. Ms. Wolf has been a Senior Vice President of the Manager since June 2000 and of HarbourView Asset Management
Corporation since June 2003 and is an officer of other portfolios in the
OppenheimerFunds complex. She was formerly Vice President of the Manager from
June 1990 through June 2000.

      The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

|X|   Possible Conflicts of Interest. The investment activities of the
Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another such fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. For example, the
Fund may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

      Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the Fund. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the
Fund invests in. For example, the Fund may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

      The Manager and its affiliates are not obligated to make available to the Fund's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the
Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

      The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

|X|   The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Fund's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, may increase the Fund's transaction and administrative costs and/or may affect the Fund's performance. For example, if large dollar amounts were involved in redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet such redemption requests, and the Fund's transaction or administrative expenses might be increased. The extent to which the Fund might be affected by such trading activity would depend on various factors, such as the current asset size of the Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

      The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer
Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a
"transfer" out of the Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

      A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects.
You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's transfer agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The
Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

      The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

      The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the
Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

      There is no guarantee that the policies and procedures described above will be effective to enable the Fund's Transfer Agent to identify and deter excessive short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no assurance that the Fund, the Transfer Agent or the participating insurance companies will be successful in curbing short-term or excessive trading.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The net asset value normally will remain at $1.00 per share. However, there are no guarantees that the Fund will be able to maintain a net asset value of
$1.00 per share. The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value per share as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the Fund's net assets by the number of shares that are outstanding. Under a policy adopted by the Fund's Board of Trustees, the Fund uses the amortized cost method to value its securities to determine the Fund's net asset value.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund currently offers only one class of shares. This class of shares has no class "name" designation, but is referred to in this prospectus as
"Non-Service" shares.  There are currently no outstanding shares of any other share class of the Fund.

Distribution and Service Plan. The Fund has not adopted a Distribution and
Service Plan for shares offered in this prospectus.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional  Information  contains more information about revenue sharing and service  payments made by the Manager or the  Distributor.
Your dealer may charge you fees or commissions in addition to those  disclosed in this prospectus.  You should ask your dealer or financial  intermediary for details  about  any  such  payments  it  receives  from  the  Manager  or  the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado. The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by
Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and
Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends from net investment income each regular business day and to pay those dividends monthly. To maintain a net asset value of $1.00 per share, the Fund might withhold dividends or make distributions from capital gains. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the participating insurance company's separate account (unless the participating insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund normally holds its securities to maturity and therefore will not usually pay capital gains distributions. Although the Fund does not seek capital gains, it could realize capital gains on the sale of portfolio securities. If it does, it may make distributions of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

OPPENHEIMER MONEY FUND/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                    2006          2005           2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   1.00      $   1.00       $   1.00       $   1.00       $   1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                     .05 1         .03 1          .01 1          .01            .01
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.05)         (.03)          (.01)          (.01)          (.01)
Distributions from net realized gain                         -- 2          --             --             --             -- 2
                                                       ---------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.05)         (.03)          (.01)          (.01)          (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   1.00      $   1.00       $   1.00       $   1.00       $   1.00
                                                       ======================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                             4.71%         2.86%          0.98%          0.79%          1.47%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $171,521      $173,162       $196,503       $237,613       $379,969
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $171,118      $186,453       $218,243       $316,096       $386,457
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      4.61%         2.80%          0.97%          0.80%          1.46%
Total expenses                                             0.49%         0.48% 5        0.48% 5        0.47% 5        0.47% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Money Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.981.2871
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can request these documents by e-mail or
                              through the OppenheimerFunds website. You may
                              also read or download certain documents on the
                              OppenheimerFunds website at:
                              www.oppenheimerfunds.com.
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange
Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington,
D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108

PR0660.001.0407                     [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                          Oppenheimer Money Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer Money
Fund/VA (the "Fund") under the heading "Annual Total Return (as of December
31 each year)":

      A bar chart will be included in the prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in Non-Service shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

-----------------------------------------------------
Calendar Year Ended       Annual Total Returns
-----------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------
-----------------------------------------------------
        12/31/97                    5.32%
-----------------------------------------------------
-----------------------------------------------------
        12/31/98                    5.25%
-----------------------------------------------------
-----------------------------------------------------
        12/31/99                    4.96%
-----------------------------------------------------
-----------------------------------------------------
        12/31/00                    6.26%
-----------------------------------------------------
-----------------------------------------------------
        12/31/01                    3.85%
-----------------------------------------------------
-----------------------------------------------------
        12/31/02                    1.47%
-----------------------------------------------------
-----------------------------------------------------
        12/31/03                    0.79%
-----------------------------------------------------
-----------------------------------------------------
       12/31/04                    0.98%
-----------------------------------------------------
-----------------------------------------------------
       12/31/05                    2.86%
-----------------------------------------------------
-----------------------------------------------------

       12/31/06                    4.71%

-----------------------------------------------------

Oppenheimer
Strategic Bond Fund/VA
A series of Oppenheimer Variable Account Funds

Prospectus dated April 30, 2007          Oppenheimer Strategic Bond Fund/VA is
                                   a mutual fund that seeks a high level of
                                   current income principally derived from
                                   interest on debt securities. The Fund
                                   invests mainly in three market sectors:
                                   debt securities of foreign governments and
                                   companies, U.S. government securities, and
                                   lower-rated high yield securities of U.S.
                                   and foreign companies.
                                         Shares of the Fund are sold only as
                                   the underlying investment for variable life
                                   insurance policies, variable annuity
                                   contracts and other insurance company
                                   separate accounts. A prospectus for the
                                   insurance product you have selected
                                   accompanies this prospectus and explains
                                   how to select shares of the Fund as an
                                   investment under that insurance product,
                                   and whether you are only eligible to
                                   purchase Service shares of the Fund.
                                         This prospectus contains important
                                   information about the Fund's objective, its
                                   investment policies, strategies and risks.
                                   Please read this prospectus (and your
                                   insurance product prospectus) carefully
                                   before you invest and keep them for future

As with all mutual funds, the      reference about your account.
Securities and Exchange
Commission has not approved or
disapproved the Fund's securities
nor has it determined that this
prospectus is accurate or
complete. It is a criminal
offense to represent otherwise.

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Principal Investment
Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What is the  Fund's  Investment  Objective?  The  Fund  seeks a high  level of current income principally derived from interest on debt securities.

What Does the Fund Mainly Invest In? Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in debt securities. The Fund invests mainly in debt securities of issuers in three market sectors: foreign governments and companies, U.S. government securities and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include:
o     short,  medium and  long-term  foreign  government  and U.S.  government bonds and notes,

o     lower-grade, high-yield domestic and foreign corporate debt obligations,
o     collateralized mortgage obligations (CMOs),
o     other mortgage-related securities and asset-backed securities,
o      o "structured" notes,
o      o "zero-coupon" or "stripped" securities, and
o      participation interests in loans.

      Under normal market conditions, the Fund invests in each of those three market sectors. However, the Fund is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Fund can invest up to 100% of its assets in any one sector at any time, if the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), believes that in doing so the Fund can achieve its objective without undue risk. The Fund can invest in securities having short, medium, or long-term maturities and may invest without limit in lower-grade, high-yield debt obligations, also called
"junk" bonds.

     What Is A "Debt"  Security?  A debt  security is  essentially a loan by the buyer to the issuer of the debt  security.  The issuer  promises to pay back the principal amount of the loan and normally pays interest,  at a fixed or variable rate, on the debt while it is outstanding.

      The Fund's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks.
The Fund can also use certain derivative investments, primarily CMOs and
"structured" notes, to try to enhance income or to try to manage investment risks. These investments are more fully explained in "About the Fund's
Investments," below.

How Does the Manager Decide What Securities to Buy or Sell? In selecting securities for the Fund, the Fund's portfolio manager analyzes the overall investment opportunities and risks in individual national economies. The portfolio manager's overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. The Manager may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. The portfolio manager currently focuses on the factors below (some of which may vary in particular cases and may change over time), looking for:

      o  Securities offering high current income,
      o  Overall diversification for the portfolio by seeking securities whose markets and prices tend to move in different directions, and
      o  Relative values among the three major market sectors in which the
         Fund invests.

Who is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking high current income from a fund that ordinarily will have substantial investments in both domestic and foreign debt securities. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that invests in debt securities, particularly high-yield and foreign securities, which have special risks. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Also, the Fund does not seek capital appreciation. The Fund is designed as a long-term investment for investors seeking an investment with an overall sector diversification strategy.
However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk. The Fund's investments, in particular, are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the
Manager will cause the Fund to underperform other funds having a similar objective.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. The Fund's diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments are intended to help reduce the volatility of the Fund's share prices while seeking current income. Also, the
Fund does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price and yield of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

|X|   Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject
to default risk.|X|

|_|   Special Risks of Lower-Grade Securities. Because the Fund can invest without limit in securities below investment grade to seek high current income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater price fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen)
below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. The market for these securities may be less liquid, making it harder to value them or to sell them at an acceptable price. These risks can reduce the Fund's share prices and the income it earns.

      To the extent that a fund invests significantly in high yield bonds, because those securities may be traded infrequently, investors may seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if successful, might interfere with the efficient management of a fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity.
Successful price arbitrage activities might also dilute the value of fund shares held by other shareholders.

Risks of Foreign Investing. The Fund can invest its assets without limit in foreign government and corporate debt securities and can buy securities of governments and companies in both developed markets and emerging markets.
   The Fund normally invests significant amounts of its assets in foreign securities. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's
   share prices and returns. |X|

      Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage." Time-zone arbitrage is an attempt by investors to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock Exchange (the "NYSE") that day when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

|_|   Special Risks of Emerging Markets. Securities of issuers in emerging and developing markets may offer special investment opportunities but present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.

      Emerging markets might have less developed trading markets and exchanges and may have less developed legal and accounting systems.
Investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of securities of local companies. These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

|X|     Currency Risk.  The Fund can invest in securities denominated in foreign currencies and in derivative instruments linked to foreign currencies.  The change in value of a foreign currency against the U.S.
dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency.  Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar.

|X|   Interest Rate Risks. The prices of debt securities, including U.S.
government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities. Also, if interest rates fall, the Fund's investments in newly issued securities with lower yields will reduce the
Fund's income.

|X|   Prepayment Risk. Prepayment risk is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity.
The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. Securities subject to prepayment risk, including the mortgage-related securities that the Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

      The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If the Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the
Fund paid.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause the value of the security to fluctuate more widely in response to changes in interest rates and this could cause the value of the Fund's shares to fall.

|X|   Sector Allocation Risks. The Manager's expectations about the relative performance of the three principal sectors in which the Fund invests may be inaccurate, and the Fund's returns might be less than other funds using similar strategies.

|X|   Risk of Derivative Investments. The Fund can use derivatives to seek increased income or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.
Options, futures, forwards, swaps, structured notes and certain mortgage-related securities are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund's share price could decline or the Fund could receive less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. Some derivatives may be illiquid, making it difficult to value them or sell them at an acceptable price.  Using derivatives can increase the volatility of the
Fund's share prices.

How Risky is the Fund Overall? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

      Debt securities are subject to credit and interest rate risks that can affect their values and the share prices of the Fund. In the short term, the values of debt securities can fluctuate substantially because of interest rate changes and perceptions about debt markets among investors. Foreign debt securities, particularly those of issuers in emerging markets, and high yield securities can be volatile, and the price of the Fund's shares can go up and down substantially because of events affecting foreign markets or issuers or events affecting the high yield market. The Fund's sector and security diversification strategy may help cushion the Fund's shares prices from that volatility. The Fund generally has more risks than bond funds that focus on
U.S. government securities and investment-grade bonds but may be less volatile than bond funds that focus solely on investments in a single foreign sector, such as emerging markets.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance for Non-Service shares from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's shares compared to those of two broad-based market indices. Because the Fund's Service shares are subject to a service fee, their performance is expected to be lower for any given period. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 6.10% (2ndQtr '03) and the lowest return (not annualized) for a calendar quarter was -2.14% (3rdQtr '98).

-------------------------------------------------------------------------------

Average Annual Total Returns     1 Year       5 Years            10 Years
for the periods ended December                                 (or life of
31, 2006                                                     class, if less)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer    Strategic   Bond

Fund/VA                          7.49%         8.75%              6.53%
Non-Service Shares (inception

5/3/93)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oppenheimer Strategic Bond

Fund/VA                          7.23%         8.36%              7.55%
Service Shares (inception

3/19/01)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond   4.33%         5.06%              6.24%
Index                                                            5.32%(1)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Citigroup World Government       6.12%         8.41%              5.24%
Bond Index                                                       7.67%(1)

-------------------------------------------------------------------------------

..1. From 3/31/01.

The Fund's average  annual total returns in the table measure the  performance of a hypothetical  account without  deducting  charges imposed by the separate accounts  that  invest in the Fund and assume that all  dividends  and capital gains  distributions  have been  reinvested in additional  shares.  The Fund's performance  is  compared to the Lehman  Brothers  Aggregate  Bond  Index,  an
unmanaged index of U.S.  corporate and government  bonds, and to the Citigroup
World  Government  Bond Index,  an unmanaged index of debt securities of major foreign governments.  The indices performance includes  reinvestment of income but  does  not  reflect  transaction  costs,  fees  or  expenses.  The  Fund's investments vary from those in the indices.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2006.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Non-Service Shares       Service Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.62%                   0.62%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and Service                   None                   0.25%
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            0.02%                   0.02%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           0.64%                   0.89%

--------------------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The
Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year, for both classes.
That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

The Manager will waive fees and/or  reimburse Fund expenses in an amount equal to the indirect  management  fees  incurred  through the Fund's  investment in
Oppenheimer  Institutional  Money  Market  Fund.  During the fiscal year ended
December 31, 2006, the Manager waived  $74,462 for  Oppenheimer  Institutional
Money  Market  Fund  management  fees.  The  Fund  also  had  a  reduction  to custodian  expenses  of $5,883.  After  these  waivers/reductions,  the actual
"Other  Expenses"  and "Total Annual  Operating  Expenses" as  percentages  of average daily net assets were 0.01% and 0.63% for the  Non-Service  shares and
0.01% and 0.88% for the Service shares.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $66         $206        $358         $801

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $91         $285        $495        $1,101

------------------------------------------------------------------------------

About the Fund's Investments

The Fund's Principal Investment Policies and Risks. The allocation of the
Fund's portfolio among the different types of permitted investments will vary over time based upon the Manager's evaluation of economic and market trends.
At times the Fund might emphasize investments in one or two sectors because of the Manager's evaluation of the opportunities for high current income from debt securities in those sectors relative to other sectors. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Fund can invest in different types of debt securities described below. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's investments may be investment grade or below investment grade in credit quality and the Fund can invest without limit in below investment-grade debt securities, commonly called "junk" bonds. These typically offer higher yields than investment grade bonds, because investors assume greater risks of default of these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the Statement of Additional
Information.

      The Fund can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S.
companies. However, the Fund does not anticipate having significant investments in those types of securities as part of its normal portfolio strategies. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

|X|   U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
These are referred to as "U.S. government securities" in this prospectus.

|_|   U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy U.S.
Treasury securities that have been "stripped" of their coupons by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

|_|   Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
government. Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

|_|   Mortgage-Related U.S. Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through"
mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S.
government agency. The Fund can have substantial amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. When interest rates rise rapidly, if prepayments occur more slowly than expected, a short or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

|X|   Forward Rolls.  The Fund may enter into "forward roll" (also referred to as "mortgage  dollar  rolls")  transactions  with respect to  mortgage-related securities.  In this type of  transaction,  the Fund sells a  mortgage-related security  to a  buyer  and  simultaneously  agrees  to  repurchase  a  similar security at a later date at a set price.

      During the period  between the sale and the purchase,  the Fund will not be entitled to receive interest and principal  payments on the securities that have been sold.  It is possible  that the market value of the  securities  the
Fund  sells may  decline  below the  price at which the Fund is  obligated  to
repurchase  securities,   or  that  the  counterparty  might  default  in  its
obligation.

|X|   High-Yield, Lower-Grade Debt Securities. The Fund can purchase a variety of lower-grade, high-yield debt securities of U.S. and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests, structured notes, asset-backed securities, among others, to seek high current income. These securities are sometimes called
"junk" bonds.

      Lower-grade debt securities are those rated below "Baa" by Moody's
Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's
Ratings Services ("S&P") or that have similar ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D", or bonds which are in default at the time the
Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

      The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities that offer high current income. The Manager assigns a rating to an unrated security that is equivalent to the rating of a rated security that the Manager believes offers comparable yields and risks.

|X|   Private-Issuer Mortgage-Backed Securities. The Fund can invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs, discussed above); although in some cases they may be supported by insurance or guarantees.

|X|   Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, as well as interest rate and prepayment risks.

|X|   Foreign Securities. The Fund can buy a variety of debt securities issued by foreign governments and companies, as well as "supra-national"
entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies.

|_|   Investments in Emerging Markets. The Fund can buy securities in emerging and developing markets.  Investments in these markets present risks not found in more mature markets.  These securities might be more difficult to sell at an acceptable price and their prices may be more volatile than securities of developed market issuers.  Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on  a timely basis. The Fund can buy "Brady Bonds," which are U.S.-dollar denominated debt securities collateralized by zero-coupon
 U.S. Treasury securities. They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue
Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940, as
amended, that apply to publicly-sold mutual funds.

      Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Shareholders will receive 60 days advance notice of any changes in the 80% requirement (a non-fundamental policy) described above under "What Does The Fund Mainly Invest In?" Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional
Information says that it is.

|X|   Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of
100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Fund's turnover rates during prior fiscal years.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value.
The Fund can invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. Treasury or companies. The Fund may also buy
"stripped" securities that are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently.

      The values of interest-only and principal only mortgage-related securities are also very sensitive to prepayments of underlying mortgages.
When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

|X|   Equity Securities. Equity securities include common stocks, as well as
"equity equivalents" such as preferred stocks and securities convertible into common stock. Preferred stock has a set dividend rate and ranks after bonds and before common stocks in its claim for dividends and on assets if the issuer is liquidated or becomes bankrupt. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt securities.

|X|   Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation by a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies.
The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the Fund can lose money on its investment.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have contractual terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, swaps, structured notes, and certain mortgage-related securities are examples of "derivative" investments the Fund can use. In addition to using derivatives for hedging, the Fund might use derivative investments because they offer the potential for increased income and principal value. The Fund is not required to use them in seeking its objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

Credit Derivatives Swaps. The Fund may enter into credit default swaps.  A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring.  The terms of the instrument are generally negotiated by the Fund and the swap counterparty.

If the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty.  If a credit event occurs, the Fund will deliver the defaulted bonds underlying the swap and the swap counterparty will pay the par amount of the bonds.  If the Fund sells credit protection using a credit default swap, the Fund will receive fixed payments from the counterparty.  If a credit event occurs, the Fund will pay the par amount of the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional amount.

Credit default swaps are subject to counterparty credit risk (if the counterparty fails to meet its obligations).  They are subject to the risk that the Fund will not properly assess the cost of the instrument.  If the
Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds.  If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

|_|   "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments. Their principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency, or commodity, or non-asset reference, such as an interest rate or index. The terms of the instrument may be
 "structured" by the purchaser (the Fund) and the borrower issuing the note.

            The value of these notes will fall or rise in response to the changes in the values of the underlying asset or reference. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

|X|   Hedging. The Fund can hedge using various strategies, including buying and selling futures contracts, put and call options and forward contracts.
The Fund is not required to hedge to seek its objectives.  The Statement of
Additional Information contains more detailed information about these instruments and limits on their use by the Fund.

      The Fund could hedge for a number of purposes.  It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities.  It might do so to try to manage its exposure to changing interest rates.  The Fund can use forward contracts and currency options to try to manage foreign currency risks on the Fund's foreign investments.

|X|   Options trading involves the payment of premiums and has special tax effects on the Fund.  There are also special risks in particular hedging strategies.  For example, in writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.  If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and may not be able to realize any profit.  If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return.  The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   "When-Issued" and "Delayed Delivery" Transactions. The Fund can
purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There might be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

|X|   Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes, including, among others, for temporary defensive purposes, as described below. Repurchase agreements having a maturity beyond seven days are subject to each Fund's limit on holding illiquid investments. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less for defensive purposes.  The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

|X|   Investments in Oppenheimer Institutional Money Market Fund.  The Fund
can invest its free cash balances in the Class E shares of Oppenheimer
Institutional Money Market Fund, to seek current income while preserving liquidity.  The Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act.  It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S.
government, domestic and foreign corporations and financial institutions and other entities.  As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money Market Fund's Class
E expenses, including its advisory fee.  However, the Manager will waive a portion of the Fund's share of the advisory fee it receives from the
Oppenheimer Institutional Money Market Fund.

|X|   Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Funds'
principal investment strategies. Generally they would be cash or cash equivalents, such as U.S. Treasury Bills and other short-term U.S. government obligations or high-grade commercial paper, including repurchase agreements.
The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests defensively in these securities, it might not achieve its investment objectives.

|X|   Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan
Chase") for that purpose. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provide that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If  that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters.
These required filings are publicly available at the Securities and Exchange
Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $245 billion in assets as of March 31, 2007, including other Oppenheimer funds with more than
6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

|X|   Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, 0.60% on the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for its fiscal year ended December 31, 2006, was 0.62% of the Fund's average annual net assets for each class of shares.

      A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual
Report to shareholders for the year ended December 31, 2006.

|X|   Portfolio Manager. The Fund's portfolio is managed by Arthur P.
Steinmetz. Mr. Steinmetz has been the person primarily responsible for the day-to-day management of the Fund's portfolio since May 1993. Mr. Steinmetz has been a Senior Vice President of the Manager since March 1993 and of
HarbourView Asset Management Corporation since March 2000. He is an officer of other portfolios in the OppenheimerFunds complex.

      The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts he manages and his ownership of Fund shares.

|X|   Possible Conflicts of Interest. The investment activities of the
Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another such fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. For example, the
Fund may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

      Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the Fund. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the
Fund invests in. For example, the Fund may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

      The Manager and its affiliates are not obligated to make available to the Fund's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the
Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

      The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

|X|   The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Fund's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, may increase the Fund's transaction and administrative costs and/or may affect the Fund's performance. For example, if large dollar amounts were involved in redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet such redemption requests, and the Fund's transaction or administrative expenses might be increased. The extent to which the Fund might be affected by such trading activity would depend on various factors, such as the current asset size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

      The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer
Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a
"transfer" out of the Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

      A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects.
You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's transfer agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The
Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

      The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

      The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the
Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

      There is no guarantee that the policies and procedures  described  above will be  effective to enable the Fund's  Transfer  Agent to identify and deter excessive  short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

      There can be no assurance that the Fund, the Transfer Agent or the participating insurance companies will be successful in curbing short-term or excessive trading.

------------------------------------------------------------------------------
Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the NYSE or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of
"time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund currently offers only two classes of shares. The class of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The class of shares that are not subject to a Plan has no class "name"
designation, but is referred to herein as "Non-Service shares." The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company generally by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado.
The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the
Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.
Shares may be redeemed in kind under certain limited circumstances (such as redemptions of substantial amounts to shareholders that have consented to such in kind redemptions).

Shares may be "redeemed in kind" under certain limited circumstances (such as redemptions of substantial amounts of shares by shareholders that have consented to such in kind redemptions).  This means that the redemption proceeds will be paid to the participating insurance companies that hold Fund shares with liquid securities from the Fund's portfolio. If the Fund redeems shares in kind, the accounts may bear transaction costs and market risks until such time as the securities are converted into cash.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of
Additional Information, which is available upon request.

OPPENHEIMER STRATEGIC BOND FUND/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,          2006            2005            2004            2003         2002
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     5.11      $     5.21      $     5.05      $     4.57   $     4.62
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .26 1           .25 1           .22 1           .22          .29
Net realized and unrealized gain (loss)                  .11            (.12)            .20             .56          .03
                                                  ------------------------------------------------------------------------
Total from investment operations                         .37             .13             .42             .78          .32
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.22)           (.23)           (.26)           (.30)        (.37)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     5.26      $     5.11      $     5.21           $5.05   $     4.57
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      7.49%           2.67%           8.67%          18.07%        7.44%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  606,632      $  538,141      $  614,915      $  571,445   $  406,126
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  564,248      $  550,201      $  584,878      $  472,213   $  374,519
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   5.05%           4.91%           4.50%           5.61%        6.89%
Total expenses                                          0.64% 4         0.71%           0.74%           0.75%        0.79%
Expenses after payments and waivers and
reduction to custodian expenses                         0.63%           0.71%           0.74%           0.75%        0.78%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   93% 5           98% 5           88% 5          117%          65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

                Year Ended December 31, 2006    0.64%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS    SALE TRANSACTIONS
    -------------------------------------------------------------------------
    Year Ended December 31, 2006          $  742,785,501       $  749,719,239
    Year Ended December 31, 2005             890,029,144          873,786,459
    Year Ended December 31, 2004             959,649,113          973,488,511

SERVICE SHARES     YEAR ENDED DECEMBER 31,                2006            2005            2004           2003       2002
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       5.19      $     5.29      $     5.13      $    4.67   $   4.73
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .25 1           .21 1           .19 1          .27        .03
Net realized and unrealized gain (loss)                    .11            (.08)            .22            .49        .28
                                                  -----------------------------------------------------------------------
Total from investment operations                           .36             .13             .41            .76        .31
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.21)           (.23)           (.25)          (.30)      (.37)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       5.34      $     5.19      $     5.29      $    5.13   $   4.67
                                                  =======================================================================

TOTAL RETURN, AT NET ASSET VALUE 2                        7.23%           2.48%           8.43%         17.16%      7.03%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,396,188      $  658,107      $  242,705      $  79,782   $  8,138
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,016,582      $  408,515      $  150,040      $  34,744   $  2,307
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     4.83%           4.20%           3.82%          4.57%      5.40%
Total expenses                                            0.89% 4         0.96%           0.99%          1.02%      1.06%
Expenses after payments and waivers and
reduction to custodian expenses                           0.88%           0.96%           0.99%          1.02%      1.03%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     93% 5           98% 5           88% 5         117%        65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

                Year Ended December 31, 2006    0.89%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be
Announced (TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS   SALE TRANSACTIONS
    ------------------------------------------------------------------------
    Year Ended December 31, 2006          $  742,785,501      $  749,719,239
    Year Ended December 31, 2005             890,029,144         873,786,459
    Year Ended December 31, 2004             959,649,113         973,488,511

INFORMATION AND SERVICES

For More Information on Oppenheimer Strategic Bond Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:

------------------------------------------------------------------------------
By Telephone:
------------------------------------------------------------------------------
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
------------------------------------------------------------------------------
Denver, Colorado 80217-5270
------------------------------------------------------------------------------

On the Internet:
You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange
Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington,
D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108

PR0265.001.0407                     [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper

                          Appendix to Prospectus of
                      Oppenheimer Strategic Bond Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer Strategic
Bond Fund/VA (the "Fund") under the heading "Annual Total Return (as of
December 31 each year)":

      A bar chart will be included in the prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the ten most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

-----------------------------------------------------
Calendar Year Ended       Annual Total Returns
-----------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------
-----------------------------------------------------
        12/31/97                    8.71%
-----------------------------------------------------
-----------------------------------------------------
        12/31/98                    2.90%
-----------------------------------------------------
-----------------------------------------------------
        12/31/99                    2.83%
-----------------------------------------------------
-----------------------------------------------------
        12/31/00                    2.63%
-----------------------------------------------------
-----------------------------------------------------
        12/31/01                    4.85%
-----------------------------------------------------
-----------------------------------------------------
        12/31/02                    7.44%
-----------------------------------------------------
-----------------------------------------------------
        12/31/03                   18.07%
-----------------------------------------------------
-----------------------------------------------------
       12/31/04                    8.67%
-----------------------------------------------------
-----------------------------------------------------
       12/31/05                    2.67%
-----------------------------------------------------
-----------------------------------------------------

       12/31/06                    7.49%

-----------------------------------------------------

Oppenheimer
Value Fund/VA
A series of Oppenheimer Variable Account Funds

-------------------------------------------------------------------------------

Prospectus dated April 30, 2007

                                       Oppenheimer Value Fund/VA is a mutual
                                       fund. It seeks long-term growth of
                                       capital by investing primarily in
                                       common stocks with low price-earnings
                                       ratios and better-than-anticipated
                                       earnings. Realization of current
                                       income is a secondary consideration.

                                            Shares of the Fund are sold only
                                       as the underlying investment for
                                       variable life insurance policies,
                                       variable annuity contracts and other
                                       insurance company separate accounts. A
                                       prospectus for the insurance product
                                       you have selected accompanies this
                                       prospectus and explains how to select
                                       shares of the Fund as an investment
                                       under that insurance product.
                                            This prospectus contains
                                       important information about the Fund's
                                       objective, its investment policies,
                                       strategies and risks. Please read this
                                       prospectus (and your insurance product
                                       prospectus) carefully before you
                                       invest and keep them for future
                                       reference about your account.

As with all mutual funds, the
Securities and Exchange Commission
has not approved or disapproved the
Fund's securities nor has it
determined that this prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.

-------------------------------------------------------------------------------

CONTENTS

      ABOUT THE FUND

      The Fund's Investment Objective and Principal Investment Strategies

      Main Risks of Investing in the Fund

      The Fund's Past Performance

      Fees and Expenses of the Fund

      About the Fund's Investments

      How the Fund is Managed

      INVESTING IN THE FUND

      How to Buy and Sell Shares

      Dividends, Capital Gains and Taxes

      Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

What Is the Fund's Investment Objective? The Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

What Does the Fund Mainly Invest In? The Fund invests mainly in common stocks of different capitalization ranges. The Fund also can buy other investments, including:
o     Preferred stocks, rights and warrants and convertible securities, and
o     Securities of U.S. and foreign companies, although there are limits on the Fund's investments in foreign securities.

How Does the Portfolio Manager Decide What Securities to Buy or Sell? In
selecting securities for purchase or sale by the Fund, the Fund's portfolio manager selects securities one at a time. This is called a "bottom up approach." The portfolio manager uses fundamental analysis to select securities for the Fund that he believes are undervalued. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, the portfolio manager currently considers the following factors when assessing a company's business prospects:
o     Future supply/demand conditions for its key products,
o     Product cycles,
o     Quality of management,
o     Competitive position in the market place,
o     Reinvestment plans for cash generated, and
o     Better-than-expected earnings reports.

      Not all factors are relevant for every individual security.

      The portfolio manager may consider selling a stock for one or more of the following reasons:
o     The stock price reached its target,
o     The company's fundamentals appear to be deteriorating, or
o     Better stock selections are believed to have been identified.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term. Because the Fund currently focuses its investments in stocks, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. Since the
Fund's income level will fluctuate and will likely be small, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk. The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment manager,
OppenheimerFunds, Inc. (the "Manager"), will cause the Fund to underperform other funds having similar objectives.

|X|   Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently focuses its investments in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Fund currently emphasizes investments in stocks of U.S. issuers, it will be affected primarily by changes in U.S.
stock markets.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events affecting that industry. At times, the
Fund may increase the relative emphasis of its investments in a particular industry. To the extent that the Fund is emphasizing investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund currently emphasizes securities of large companies but it can also buy stocks of small- and medium-size companies, which may have more volatile stock prices than stocks of large companies.

|X|   Risks of Value Investing. Value investing seeks stocks having prices that are low in relation to what their real worth or prospects are believed to be. The Fund hopes that it will realize appreciation in the value of its holdings when other investors realize the intrinsic value of those stocks. In using a value investing style, there is the risk that the market will not recognize that the securities are undervalued and they might not appreciate in value as the Manager anticipates.

|X|   Risks of Small-Cap and Mid-Cap Stocks. The Fund may invest in stocks of small- or medium-size companies ("small-cap" or "mid-cap" stocks). Small-cap companies are often newer companies that may have limited product lines or markets for their products, limited access to financial resources and less depth in management skill than larger, more established companies. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

      Mid-cap stocks tend to be more sensitive to changes in an issuer's earnings expectations than the stocks of larger companies. While small- and mid-cap stocks may offer greater opportunities for long-term capital appreciation than the stocks of larger, more established companies, they also involve greater risk of loss and price fluctuation. Since small- and mid-cap companies typically reinvest a high proportion of earnings in their own businesses, they may lack the dividend-yield that could help cushion their total return in a declining market. Many small- and mid-cap stocks are traded in over-the-counter markets and tend to have lower trading volumes than large capitalization securities. Therefore, they may be less liquid than stocks of larger exchange-traded issuers and the Fund could have greater difficulty selling such a security at an acceptable price, especially in periods of market volatility.

|X|   Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the
U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transaction, changes in governmental economic or monetary policy in the U.S. or aboard, or other political and economic factors.

      Additionally, if the Fund invests a significant amount of its assets in foreign securities, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the
Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the
Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

How Risky is the Fund Overall? The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. The share prices of the Fund may change daily based on changes in market prices of securities and market conditions, and in response to other economic events.
There is no assurance that the Fund will achieve its investment objective.

      The Fund focuses its investments on stocks for long-term growth. Stock markets can be volatile, and the prices of the Fund's shares will go up and down. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the
OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth stock funds, but more aggressive than funds that invest in stocks and bonds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance for Non-Service shares from year to year for the last four calendar years and by showing how the average annual total returns of the Fund's shares compared to those of a broad-based market index. Because the Fund's Service shares are subject to a service fee, their performance is expected to be lower for any given period.
The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (as of December 31 each year)
[See appendix to prospectus for data in bar chart showing annual total returns]

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
for a calendar quarter was 17.01% (2nd Qtr '03) and the lowest return (not annualized) for a calendar quarter was -1.04% (2nd Qtr '06).

------------------------------------------------------------------

Average   Annual  Total     1 Year       5 Years      10 Years
Returns     for     the                (or life of   (or life of
periods ended  December                 class, if     class, if
31, 2006(1)                               less)         less)

------------------------------------------------------------------
------------------------------------------------------------------

Oppenheimer Value           14.03%        15.57%         N/A
Fund/VA
Non-Service Shares

(inception 01/02/03)
------------------------------------------------------------------
------------------------------------------------------------------

Russell 1000 Value          22.25%      18.66%(2)        N/A
Index

------------------------------------------------------------------

   Prior performance information for a full calendar year is not available for the Service Shares because it commenced operations on September 15,
      2006.
2     From 12/31/02.

The Fund's average  annual total returns in the table measure the  performance of a hypothetical  account without  deducting  charges imposed by the separate accounts  that  invest in the Fund and assume that all  dividends  and capital gains  distributions  have been  reinvested in additional  shares.  The Fund's performance  is compared to the Russell 1000 Value Index,  an unmanaged  index of  equity  securities  of large  capitalization  value  companies.  The index performance  includes  reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund's investments vary from those in the index.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2006.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in either of the tables below.

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   Non-Service Shares           Service Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management Fees                           0.75%                   0.75%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution and Service                   None                   0.24%
(12b-1) Fees

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Other Expenses                            1.39%                   1.90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Annual Operating Expenses           2.14%                   2.89%

--------------------------------------------------------------------------------

Expenses may vary in future years.  "Other  Expenses"  include  transfer agent fees,  custodial  fees,  and  accounting and legal expenses the Fund pays. The
Fund's   transfer  agent  has   voluntarily   agreed  to  limit  transfer  and
shareholder  servicing  agent fees to 0.35% per fiscal year, for both classes.
That  undertaking  may be amended  or  withdrawn  at any time.  For the Fund's fiscal year ended  December 31, 2006,  the transfer  agent fees did not exceed the expense limitation described above.

The Manager will waive fees and/or  reimburse Fund expenses in an amount equal to the indirect  management  fees  incurred  through the fund's  investment in
Oppenheimer  Institutional  Money Market Fund.  During the year ended December
31, 2006, the Manager waived $37 for  Oppenheimer  Institutional  Money Market
Fund  management  fees.  After this  waiver the actual  "Other  Expenses"  and
"Total Annual  Operating  Expenses" as  percentages of average daily was 1.89%
and 2.88% for the Service shares, the Non-Service shares were as shown above.

Effective January 1, 2007, the Manager voluntarily agreed to an expense waiver of any total expenses over 1.25% on an annual basis. The expense waiver is a voluntary undertaking and may be terminated by the Manager at any time.

EXAMPLE.  The  following  example is  intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

------------------------------------------------------------------------------
                              1 Year      3 Years     5 Years     10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Non-Service Shares             $219        $677       $1,161       $2,498

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Service Shares                 $296        $908       $1,545       $3,260

------------------------------------------------------------------------------
About the Fund's Investments

The Fund's Principal Investment Policies. The allocation of the Fund's portfolio among the different types of investments will vary over time based upon the evaluation of economic and market trends by the Manager. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

      However, changes in the overall market prices of securities and any income they may pay can occur at any time. The price of the Fund's shares will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

|X|   Stock Investments. The Fund invests primarily in a diversified portfolio of common stocks of issuers that may be of small, medium or large capitalization, to seek capital growth. The Fund can invest in other equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The Fund can buy securities issued by domestic or foreign companies. However, the Fund currently emphasizes investments in large capitalization stocks of U.S. issuers.

      The Fund's equity investments may be exchange-traded or
over-the-counter securities. Over-the-counter securities may have less liquidity than exchange-traded securities.

      While many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of their conversion feature. In these cases, their credit rating has less impact on the investment decision than in the case of other debt securities. Convertible securities are subject to credit risk and interest rate risk, discussed below.

      The Fund can buy convertible securities rated as low as "B" by Moody's
Investor Services, Inc. or Standard & Poor's Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Manager).
Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment-grade securities. These investments are subject to the Fund's policy of not investing more than 10%
of its net assets in debt securities.

|X|   Foreign Securities. The Fund can invest up to 25% of its total assets in securities or governments in any country, developed or underdeveloped.
These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities.

Can the Fund's Investment Objective and Policies Change? The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a non-fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information.
An investment policy is not fundamental unless this prospectus or the
Statement of Additional Information says that it is.

Other Investment Strategies. To seek its objective, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

|X|   Cash and Cash Equivalents. Under normal market conditions the Fund can invest up to 15% of its net assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term
U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its objective of long-term growth of capital.

|X|   Debt Securities. Under normal market conditions, the Fund can invest in debt securities, such as securities issued or guaranteed by the U.S.
government or its agencies and instrumentalities, foreign government securities, and foreign and domestic corporate bonds and debentures. Normally these investments are limited to not more than 10% of the Fund's net assets, including convertible debt securities.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's debt investments may be "investment grade"
(that is, rated in the four highest rating categories of a nationally recognized rating organization) or may be lower-grade securities rated as low as "B," as described above.

|X|   Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities are subject to risks of default. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities.

|X|   Interest Rate Risk. The values of debt securities, including U.S.
government securities, are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

|X|   Derivative Investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, mortgage-related securities and "stripped" securities are examples of derivatives the Fund can use. Currently the Fund does not use derivative investments to a significant degree.

         If the issuer of the derivative does not pay the amount due, the
Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the
Fund's share prices could decline or the Fund could get less income than expected. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. Some derivative investments held by the Fund may be illiquid. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

|X|   Hedging. The Fund can buy and sell certain futures contracts, put and call options, swaps, and forward contracts. These investments are referred to as "hedging instruments." The Fund has limits on its use of hedging instruments and is not required to use hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes.

      The Fund can buy and sell options,  swaps, futures and forward contracts for a number of purposes.  It might do so to try to manage its exposure to the possibility  that the prices of its portfolio  securities  may decline,  or to establish a position in the  securities  market as a temporary  substitute for purchasing individual securities.

There are special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If an investment that is subject to a covered call written by the
Fund increases in value above the call price, the Fund may be required to sell the investment at the call price and may not be able to realize any gain above that price. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the hedge might fail and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities but is not required to sell them due to decline in the Fund's share price. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Investments in Oppenheimer Institutional Money Market Fund. The Fund
can invest its free cash balances in the Class E shares of Oppenheimer
Institutional Money Market Fund, to seek current income while preserving liquidity. The Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. As a shareholder, the Fund will be subject to its proportional share of the Oppenheimer Institutional Money
Market Fund's Class E expenses, including its advisory fee. However, the
Manager will waive a portion of the Fund's advisory fee to the extent of the
Fund's share of the advisory fee it receives from the Oppenheimer
Institutional Money Market Fund

      |X| Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank, N.A. ("JPMorgan
Chase") for that purpose. Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations. JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

|X|   Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in temporary investments that are inconsistent with the
Fund's principal investment strategies. Generally, they would be short-term
U.S. government securities, high-grade commercial paper, bank obligations or repurchase agreements. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

|X|   Portfolio Turnover. The Fund may engage in active and frequent trading to try to achieve its objective. It might have a turnover rate in excess of
100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce performance). For a contract owner, any increase in realized gains will generally not be taxable directly but may affect the owner's tax basis in the account. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during prior fiscal years..

PORTFOLIO HOLDINGS. The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The
Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the Securities and Exchange Commission no later than 60 days after the close of its first and third fiscal quarters.
These required filings are publicly available at the Securities and Exchange
Commission. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters.

      A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

How the Fund is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than $245 billion in assets as of March 31, 2007, including other Oppenheimer funds with more than
6 million shareholder accounts. The Manager is located at Two World Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

|X|   Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million,
0.66% of the next $200 million, and 0.60% of the average annual net assets over $800 million. Effective January 1, 2007, the Manager voluntarily agreed to an expense waiver of any total expenses over 1.25% on an annual basis. The expense waiver is a voluntary undertaking and may be terminated by the
Manager at any time. The Fund's management fee for its fiscal year ended
December 31, 2006 was 0.75% of the Fund's average annual net assets.

      A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual
Report to shareholders for the year ended December 31, 2006.

|X|   Portfolio Manager. The Fund's portfolio is managed by Christopher Leavy who is primarily responsible for the day-to-day management of the Fund's
investments.   Mr. Leavy has been Director of Equities since January 2007. He has been a Senior Vice President of the Manager since September 2000 and a
Vice President of the Fund since December 2002.  He was Head of the Value
Equity Investment Team of the Manager until February 2007. Before joining the
Manager, Mr. Leavy was a vice president and portfolio manager at Miller
Anderson Sherrard and served as portfolio manager and equity analyst at
Crestar Asset Management. Mr. Leavy is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

      The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts he manages and his ownership of Fund shares.

|X|   Possible Conflicts of Interest. The investment activities of the
Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another such fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. For example, the
Fund may take a long position in a security at the same time that another fund or account advised by the Manager takes a short position in the same security.

      Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, transactions in the same types of securities or other investments as the Fund. At other times, there may be conflicts of interest with other funds or accounts that invest in one of the same issuers that the
Fund invests in. For example, the Fund may invest in an issuer's equity or debt securities that are subordinate to other securities of that issuer held by another fund or account the Manager advises.

      The Manager and its affiliates are not obligated to make available to the Fund's investment personnel any information regarding the strategies or investment activities of other funds or accounts that the Manager and its affiliates advise. The trading and other investment activities of those other funds or accounts are carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the
Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve significant gains.

      The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. Such policies and procedures may also limit the Fund's investment activities and affect its performance. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted.
Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

How Are Shares Purchased? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS?

Risks from Excessive Purchase and Redemption Activity. Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments, may increase the Fund's transaction and administrative costs and/or may affect the Fund's performance. For example, if large dollar amounts were involved in redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet such redemption requests, and the Fund's transaction or administrative expenses might be increased. The extent to which the Fund might be affected by such trading activity would depend on various factors, such as the current asset size of the Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

Policies on Disruptive Activity. The Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

o     The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be
"excessive," such as making a "transfer" out of the Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the
Fund and to execute Fund instructions to restrict trading in Fund shares.

      A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects.
You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that the Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's transfer agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The
Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

      The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

      The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the
Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

      There is no guarantee that the policies and procedures described above will be effective to enable the Fund's Transfer Agent to identify and deter excessive short-term trading, and if the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Right to Refuse Purchase Orders. The Distributor and/or the Transfer Agent
may refuse any purchase order in their discretion and are not obligated to provide notice before rejecting an order.

------------------------------------------------------------------------------

Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
------------------------------------------------------------------------------

At What Price Are Shares Sold? Shares are sold to participating insurance companies at their offering price, which is the net asset value per share.
The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading
(referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus mean "Eastern time".

      The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security
(in the Manager's judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.
Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem
Fund shares.

      The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the
Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the
Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share. In addition, the discussion of
"time-zone arbitrage" describes effects that the Fund's fair value pricing policy is intended to counteract.

      If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset values are calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Manager will use its best judgment to determine a fair value for that security.

      The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 a.m. on the next regular business day at the offices of its Transfer Agent in
Colorado.

|X|   Classes of Shares. The Fund has four classes of shares authorized. The
Fund currently offers only two classes of shares. The classes of shares designated as Service shares are subject to a Distribution and Service Plan.
The impact of the expenses of the Plan on Service shares is described below.
The classes of shares that are not subject to a Plan has no class "name"
designation, but is referred to herein as "Non-Service" shares. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the Distributor for distribution related services, personal services and account maintenance for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of fees or sales charges.
The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold
Service shares.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager
and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the
Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries.
These payments by the Manager or Distributor from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund"
in this prospectus because they are not paid by the Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so. Your securities dealer or insurance agent, for example, is a financial intermediary, and there are other types of financial intermediaries that could receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers and insurance agents, the financial intermediaries that may receive payments include the insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or other financial intermediary or their representatives to recommend or offer shares of the Fund or other Oppenheimer funds to their customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the
Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors.
Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the
NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other
Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary, and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided, such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.
Firms that may receive servicing fees with respect to Oppenheimer funds include insurance companies that offer variable annuity or variable life insurance products, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the
Distributor and their affiliates, or any other fees or expenses it charges.

How Are Shares Redeemed? As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company
(as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the Fund receives the order from the insurance company, generally by 9:30 a.m. the next regular business day at the office of its Transfer Agent in Colorado.
The participating insurance company must receive that order before the close of the NYSE (usually 4:00 p.m. Eastern time). The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the
Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the
Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, dividends paid by the Fund from net investment income and distributions (if any) of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company, although they may affect the tax basis of certain types of distributions from those accounts.

      This information is only a summary of certain federal income tax information about an investment in Fund shares. You should consult with your tax adviser or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the
Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.
OPPENHEIMER VALUE FUND/VA
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,              2006           2005        2004        2003 1
----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   11.16        $ 12.26     $ 12.90     $ 10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                (.03) 2         .02 2      (.01) 2      .03
Net realized and unrealized gain                            1.61            .71        1.82        2.87
                                                       ---------------------------------------------------
Total from investment operations                            1.58            .73        1.81        2.90
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.01)          (.02)       (.03)         --
Distributions from net realized gain                       (1.15)         (1.81)      (2.42)         --
                                                       ---------------------------------------------------
Total dividends and/or distributions to shareholders       (1.16)         (1.83)      (2.45)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   11.58        $ 11.16     $ 12.26     $ 12.90
                                                       ===================================================

----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         14.03%          5.88%      14.50%      29.00%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $   2,657        $ 2,562     $ 2,815     $ 3,871
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $   2,695        $ 2,878     $ 3,370     $ 3,205
----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                               (0.29)%         0.15%      (0.08)%      0.27%
Total expenses                                              2.14% 5,6      1.78% 7     1.82% 7     1.39% 7
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      124%            86%        100%        120%

1. For the period from January 2, 2003 (commencement of operations) to December
31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006     2.14%

6. Voluntary waiver of management fees less than 0.01%.

7. Reduction to custodian expenses less than 0.01%.

SERVICE SHARES      PERIOD ENDED DECEMBER 31,                         2006 1
-----------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 11.89
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                                 (.05)
Net realized and unrealized gain                                       .88
                                                                   ----------
Total from investment operations                                       .83
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    --
Distributions from net realized gain                                 (1.15)
                                                                   ----------
Total dividends and/or distributions to shareholders                 (1.15)
-----------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.57
                                                                   ==========

-----------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                    6.81%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $   455
-----------------------------------------------------------------------------
Average net assets (in thousands)                                  $   268
-----------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                                  (1.30)%
Total expenses                                                        2.89% 5
Expenses after payments and waivers and
reduction to custodian expenses                                       2.88%
-----------------------------------------------------------------------------
Portfolio turnover rate                                                124%

1. For the period from September 18, 2006 (inception of offering) to December
31, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006              2.89%

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INFORMATION AND SERVICES
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For More Information on Oppenheimer Value Fund/VA
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The following additional information about the Fund is available without charge upon request:
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Statement of Additional Information

This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The
Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
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How to Get More Information
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You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports and the notice explaining the Fund's privacy policy:
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By Telephone:
Call OppenheimerFunds Services toll-free: 1.800.981.2871

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
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Denver, Colorado 80217-5270
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On the Internet:
You can request these documents by e-mail or through the OppenheimerFunds website. You may also read or download certain documents on the
OppenheimerFunds website at: www.oppenheimerfunds.com.
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Information about the Fund including the Statement of Additional Information can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling the Securities and Exchange
Commission at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the Securities and Exchange
Commission's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the Securities and
Exchange Commission's e-mail address: publicinfo@sec.gov or by writing to the
Securities and Exchange Commission's Public Reference Section, Washington,
D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-4108

PR0642.001.0407                           [logo]              OppenheimerFunds
Distributor, Inc.
Printed on recycled paper

                          Appendix to Prospectus of
                          Oppenheimer Value Fund/VA
               (a series of Oppenheimer Variable Account Funds)

      Graphic material included in the prospectus of Oppenheimer Value
Fund/VA (the "Fund") under the heading "Annual Total Return (as of December
31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical $10,000 investment in shares of the Fund for each of the four most recent calendar years, without deducting separate account expenses. Set forth below are the relevant data that will appear on the bar chart:

Calendar Year Ended       Annual Total Returns
        12/31/03                   29.00%
        12/31/04                   14.50%
        12/31/05                    5.88%
        12/31/06                   14.03%